REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Separate Account A
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account A (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2.A as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 8 for each of the five years in the period then ended for the Sub-Accounts, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Sub-Accounts Comprising the Separate Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
BHFTI AB International Bond Sub-Account	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, and the period from April 29, 2019 (commencement of operations) through December 31, 2019
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	For the year ended December 31, 2021	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, and the period from April 29, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 30, 2022

We have served as the Separate Account's auditor since 1998.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2021

	Alger Small Cap Growth Sub-Account	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account
Assets:
Investments at fair value	$70,911,555	$336,745,502	$102,683,471	$789,048,456
Accrued dividends	—	—	—	—
Due from Brighthouse Life Insurance Company	1	41	20	61
Total Assets	70,911,556	336,745,543	102,683,491	789,048,517
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—
Total Liabilities	—	—	—	—
Net Assets	$70,911,556	$336,745,543	$102,683,491	$789,048,517
Contract Owners' Equity
Net assets from accumulation units	$70,911,556	$336,261,499	$102,588,070	$788,090,454
Net assets from contracts in payout	—	484,044	95,421	958,063
Total Net Assets	$70,911,556	$336,745,543	$102,683,491	$789,048,517

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account
Assets:
Investments at fair value	$453,656,526	$147,356,765	$2,628,047,382	$9,615,523	$129,277,173
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	63	15	13	1	22
Total Assets	453,656,589	147,356,780	2,628,047,395	9,615,524	129,277,195
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$453,656,589	$147,356,780	$2,628,047,395	$9,615,524	$129,277,195
Contract Owners' Equity
Net assets from accumulation units	$453,167,375	$147,143,203	$2,627,294,258	$9,614,713	$129,033,731
Net assets from contracts in payout	489,214	213,577	753,137	811	243,464
Total Net Assets	$453,656,589	$147,356,780	$2,628,047,395	$9,615,524	$129,277,195

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Balanced Allocation Sub-Account	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account
Assets:
Investments at fair value	$3,647,143,061	$2,240,474,691	$1,417,958,878	$1,584,853,359	$4,191,273,902
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	24	38	33	21	4
Total Assets	3,647,143,085	2,240,474,729	1,417,958,911	1,584,853,380	4,191,273,906
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$3,647,143,085	$2,240,474,729	$1,417,958,911	$1,584,853,380	$4,191,273,906
Contract Owners' Equity
Net assets from accumulation units	$3,644,666,208	$2,238,812,605	$1,417,317,258	$1,582,468,822	$4,190,543,595
Net assets from contracts in payout	2,476,877	1,662,124	641,653	2,384,558	730,311
Total Net Assets	$3,647,143,085	$2,240,474,729	$1,417,958,911	$1,584,853,380	$4,191,273,906

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI BlackRock High Yield Sub-Account	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Sub-Account
Assets:
Investments at fair value	$544,808,356	$659,337,566	$7,709,986,644	$242,001,938	$363,515,377
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	46	14	30	56	52
Total Assets	544,808,402	659,337,580	7,709,986,674	242,001,994	363,515,429
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$544,808,402	$659,337,580	$7,709,986,674	$242,001,994	$363,515,429
Contract Owners' Equity
Net assets from accumulation units	$544,429,521	$657,113,092	$7,708,739,815	$241,571,257	$363,315,110
Net assets from contracts in payout	378,881	2,224,488	1,246,859	430,737	200,319
Total Net Assets	$544,808,402	$659,337,580	$7,709,986,674	$242,001,994	$363,515,429

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/ Artisan International Sub-Account	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account
Assets:
Investments at fair value	$287,234	$108,650,421	$157,485,314	$31,083,166	$19,376,478
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	11	8	5	4
Total Assets	287,234	108,650,432	157,485,322	31,083,171	19,376,482
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$287,234	$108,650,432	$157,485,322	$31,083,171	$19,376,482
Contract Owners' Equity
Net assets from accumulation units	$287,234	$108,486,627	$157,370,779	$31,050,954	$19,361,824
Net assets from contracts in payout	—	163,805	114,543	32,217	14,658
Total Net Assets	$287,234	$108,650,432	$157,485,322	$31,083,171	$19,376,482

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account
Assets:
Investments at fair value	$248,981,117	$524,880,329	$920,733,398	$715,803,557	$54,700,489
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	14	102	6	13	1
Total Assets	248,981,131	524,880,431	920,733,404	715,803,570	54,700,490
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$248,981,131	$524,880,431	$920,733,404	$715,803,570	$54,700,490
Contract Owners' Equity
Net assets from accumulation units	$248,786,464	$524,379,968	$920,410,816	$715,245,344	$54,686,972
Net assets from contracts in payout	194,667	500,463	322,588	558,226	13,518
Total Net Assets	$248,981,131	$524,880,431	$920,733,404	$715,803,570	$54,700,490

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account
Assets:
Investments at fair value	$442,968,983	$410,107,270	$1,225,445,899	$26,707,333	$197,373,588
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	91	26	5	10	21
Total Assets	442,969,074	410,107,296	1,225,445,904	26,707,343	197,373,609
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$442,969,074	$410,107,296	$1,225,445,904	$26,707,343	$197,373,609
Contract Owners' Equity
Net assets from accumulation units	$442,516,510	$409,557,946	$1,225,234,388	$26,669,075	$197,066,786
Net assets from contracts in payout	452,564	549,350	211,516	38,268	306,823
Total Net Assets	$442,969,074	$410,107,296	$1,225,445,904	$26,707,343	$197,373,609

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk II Sub-Account
Assets:
Investments at fair value	$772,890,028	$980,948,139	$273,459,941	$328,336,225	$1,908,147,045
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	17	—	33	73	3
Total Assets	772,890,045	980,948,139	273,459,974	328,336,298	1,908,147,048
Liabilities:
Due to Brighthouse Life Insurance Company	—	11	—	—	—
Total Liabilities	—	11	—	—	—
Net Assets	$772,890,045	$980,948,128	$273,459,974	$328,336,298	$1,908,147,048
Contract Owners' Equity
Net assets from accumulation units	$772,036,457	$980,736,888	$273,240,212	$327,992,608	$1,907,314,645
Net assets from contracts in payout	853,588	211,240	219,762	343,690	832,403
Total Net Assets	$772,890,045	$980,948,128	$273,459,974	$328,336,298	$1,908,147,048

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account
Assets:
Investments at fair value	$151,367,027	$625,729,295	$1,448,825,140	$812,041,749	$6,242,369
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	39	51	4	—
Total Assets	151,367,027	625,729,334	1,448,825,191	812,041,753	6,242,369
Liabilities:
Due to Brighthouse Life Insurance Company	1	—	—	—	—
Total Liabilities	1	—	—	—	—
Net Assets	$151,367,026	$625,729,334	$1,448,825,191	$812,041,753	$6,242,369
Contract Owners' Equity
Net assets from accumulation units	$151,332,967	$625,199,434	$1,447,184,964	$811,896,260	$6,242,369
Net assets from contracts in payout	34,059	529,900	1,640,227	145,493	—
Total Net Assets	$151,367,026	$625,729,334	$1,448,825,191	$812,041,753	$6,242,369

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI TCW Core Fixed Income Sub-Account
Assets:
Investments at fair value	$1,237,577,142	$457,525,900	$852,421,931	$612,582,776	$271,567
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	14	10	169	35	—
Total Assets	1,237,577,156	457,525,910	852,422,100	612,582,811	271,567
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	1
Total Liabilities	—	—	—	—	1
Net Assets	$1,237,577,156	$457,525,910	$852,422,100	$612,582,811	$271,566
Contract Owners' Equity
Net assets from accumulation units	$1,236,639,617	$457,024,757	$851,291,205	$611,694,482	$271,566
Net assets from contracts in payout	937,539	501,153	1,130,895	888,329	—
Total Net Assets	$1,237,577,156	$457,525,910	$852,422,100	$612,582,811	$271,566

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Sub-Account	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account
Assets:
Investments at fair value	$259,355,563	$487,800,690	$240,011,770	$178,315,646	$130,815,642
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	50	22	29	113	35
Total Assets	259,355,613	487,800,712	240,011,799	178,315,759	130,815,677
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$259,355,613	$487,800,712	$240,011,799	$178,315,759	$130,815,677
Contract Owners' Equity
Net assets from accumulation units	$259,012,762	$487,670,048	$239,831,066	$178,175,923	$130,786,171
Net assets from contracts in payout	342,851	130,664	180,733	139,836	29,506
Total Net Assets	$259,355,613	$487,800,712	$240,011,799	$178,315,759	$130,815,677

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTII BlackRock Ultra-Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account
Assets:
Investments at fair value	$312,107,414	$150,511,204	$2,921,516,861	$5,822,125,947	$5,594,579,535
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	118	5	15	32	33
Total Assets	312,107,532	150,511,209	2,921,516,876	5,822,125,979	5,594,579,568
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$312,107,532	$150,511,209	$2,921,516,876	$5,822,125,979	$5,594,579,568
Contract Owners' Equity
Net assets from accumulation units	$311,879,317	$150,411,057	$2,912,194,481	$5,813,605,451	$5,590,187,362
Net assets from contracts in payout	228,215	100,152	9,322,395	8,520,528	4,392,206
Total Net Assets	$312,107,532	$150,511,209	$2,921,516,876	$5,822,125,979	$5,594,579,568

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account
Assets:
Investments at fair value	$183,258,057	$66,032,431	$837,766,957	$89,343,620	$751,957,619
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	143	21	83	38	97
Total Assets	183,258,200	66,032,452	837,767,040	89,343,658	751,957,716
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$183,258,200	$66,032,452	$837,767,040	$89,343,658	$751,957,716
Contract Owners' Equity
Net assets from accumulation units	$182,705,401	$65,977,398	$836,382,783	$89,279,037	$750,927,234
Net assets from contracts in payout	552,799	55,054	1,384,257	64,621	1,030,482
Total Net Assets	$183,258,200	$66,032,452	$837,767,040	$89,343,658	$751,957,716

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account
Assets:
Investments at fair value	$13,996,354	$424,609	$344,466,544	$202,560,526	$176,716,838
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	94	—	29	41	14
Total Assets	13,996,448	424,609	344,466,573	202,560,567	176,716,852
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$13,996,448	$424,609	$344,466,573	$202,560,567	$176,716,852
Contract Owners' Equity
Net assets from accumulation units	$13,989,764	$424,609	$343,973,922	$202,479,195	$176,515,587
Net assets from contracts in payout	6,684	—	492,651	81,372	201,265
Total Net Assets	$13,996,448	$424,609	$344,466,573	$202,560,567	$176,716,852

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account
Assets:
Investments at fair value	$201,031,392	$906,706,171	$36,353,626	$371,552,233	$159,623,511
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	63	71	76	46	46
Total Assets	201,031,455	906,706,242	36,353,702	371,552,279	159,623,557
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$201,031,455	$906,706,242	$36,353,702	$371,552,279	$159,623,557
Contract Owners' Equity
Net assets from accumulation units	$200,806,511	$905,759,169	$36,332,233	$371,149,075	$159,388,013
Net assets from contracts in payout	224,944	947,073	21,469	403,204	235,544
Total Net Assets	$201,031,455	$906,706,242	$36,353,702	$371,552,279	$159,623,557

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account
Assets:
Investments at fair value	$508,789,052	$15,853,591	$68,597,056	$1,004,049,037	$249,686,614
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	58	5	10	202	39
Total Assets	508,789,110	15,853,596	68,597,066	1,004,049,239	249,686,653
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$508,789,110	$15,853,596	$68,597,066	$1,004,049,239	$249,686,653
Contract Owners' Equity
Net assets from accumulation units	$508,220,179	$15,853,596	$68,572,055	$1,003,112,378	$249,382,774
Net assets from contracts in payout	568,931	—	25,011	936,861	303,879
Total Net Assets	$508,789,110	$15,853,596	$68,597,066	$1,004,049,239	$249,686,653

The accompanying notes are an integral part of these financial statements.

	BlackRock Global Allocation V.I. Sub-Account	Delaware Ivy VIP Asset Strategy Sub-Account	DWS CROCI® International VIP Sub-Account	Federated Hermes High Income Bond Fund II Sub-Account	Federated Hermes Kaufman Fund II Sub-Account
Assets:
Investments at fair value	$38,718,864	$267,242	$9,906,906	$2,330	$101,982
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	7	—	—	—	—
Total Assets	38,718,871	267,242	9,906,906	2,330	101,982
Liabilities:
Due to Brighthouse Life Insurance Company	—	1	2	1	1
Total Liabilities	—	1	2	1	1
Net Assets	$38,718,871	$267,241	$9,906,904	$2,329	$101,981
Contract Owners' Equity
Net assets from accumulation units	$38,718,871	$267,241	$9,906,904	$2,329	$101,981
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$38,718,871	$267,241	$9,906,904	$2,329	$101,981

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	Fidelity® VIP Asset Manager Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP FundsManager 50% Sub-Account	Fidelity® VIP FundsManager 60% Sub-Account
Assets:
Investments at fair value	$63,964,043	$740,781,206	$4,425,387	$3,493,434,809	$2,224,305,389
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	57	—	—	—
Total Assets	63,964,043	740,781,263	4,425,387	3,493,434,809	2,224,305,389
Liabilities:
Due to Brighthouse Life Insurance Company	1	—	—	1	—
Total Liabilities	1	—	—	1	—
Net Assets	$63,964,042	$740,781,263	$4,425,387	$3,493,434,808	$2,224,305,389
Contract Owners' Equity
Net assets from accumulation units	$63,964,042	$740,640,632	$4,425,387	$3,493,434,808	$2,224,305,389
Net assets from contracts in payout	—	140,631	—	—	—
Total Net Assets	$63,964,042	$740,781,263	$4,425,387	$3,493,434,808	$2,224,305,389

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Government Money Market Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Index 500 Sub-Account	Fidelity® VIP Mid Cap Sub-Account	Fidelity® VIP Overseas Sub-Account
Assets:
Investments at fair value	$14,912,559	$275,192,772	$80,960,680	$407,375,316	$5,140,485
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	14	54	34	—
Total Assets	14,912,559	275,192,786	80,960,734	407,375,350	5,140,485
Liabilities:
Due to Brighthouse Life Insurance Company	3	—	—	—	1
Total Liabilities	3	—	—	—	1
Net Assets	$14,912,556	$275,192,786	$80,960,734	$407,375,350	$5,140,484
Contract Owners' Equity
Net assets from accumulation units	$14,912,556	$275,192,786	$80,960,734	$407,258,051	$5,140,484
Net assets from contracts in payout	—	—	—	117,299	—
Total Net Assets	$14,912,556	$275,192,786	$80,960,734	$407,375,350	$5,140,484

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	FTVIPT Franklin Income VIP Sub-Account	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account
Assets:
Investments at fair value	$221,874,485	$104,245,555	$117,103,512	$63,279,371	$171,855,364
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	32	11	11	8	28
Total Assets	221,874,517	104,245,566	117,103,523	63,279,379	171,855,392
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$221,874,517	$104,245,566	$117,103,523	$63,279,379	$171,855,392
Contract Owners' Equity
Net assets from accumulation units	$221,755,445	$104,196,385	$117,100,373	$63,231,761	$171,647,427
Net assets from contracts in payout	119,072	49,181	3,150	47,618	207,965
Total Net Assets	$221,874,517	$104,245,566	$117,103,523	$63,279,379	$171,855,392

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. American Franchise Sub-Account	Invesco V.I. Core Equity Sub-Account	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. International Growth Sub-Account	Invesco V.I. Main Street Small Cap® Sub-Account
Assets:
Investments at fair value	$4,669	$112,964	$635,723,223	$225,295,954	$104,925,569
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	18	66	17
Total Assets	4,669	112,964	635,723,241	225,296,020	104,925,586
Liabilities:
Due to Brighthouse Life Insurance Company	1	—	—	—	—
Total Liabilities	1	—	—	—	—
Net Assets	$4,668	$112,964	$635,723,241	$225,296,020	$104,925,586
Contract Owners' Equity
Net assets from accumulation units	$4,668	$112,964	$635,244,263	$225,190,562	$104,867,971
Net assets from contracts in payout	—	—	478,978	105,458	57,615
Total Net Assets	$4,668	$112,964	$635,723,241	$225,296,020	$104,925,586

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	Invesco V.I. Main Street® Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account	LMPVET ClearBridge Variable Large Cap Growth Sub-Account
Assets:
Investments at fair value	$23,683	$2,583	$502,761,457	$256,460,351	$2,981,131
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	24	16	—
Total Assets	23,683	2,583	502,761,481	256,460,367	2,981,131
Liabilities:
Due to Brighthouse Life Insurance Company	—	2	—	—	4
Total Liabilities	—	2	—	—	4
Net Assets	$23,683	$2,581	$502,761,481	$256,460,367	$2,981,127
Contract Owners' Equity
Net assets from accumulation units	$23,683	$2,581	$502,452,663	$256,285,990	$2,977,603
Net assets from contracts in payout	—	—	308,818	174,377	3,524
Total Net Assets	$23,683	$2,581	$502,761,481	$256,460,367	$2,981,127

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Large Cap Value Sub-Account	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
Assets:
Investments at fair value	$9,803,626	$157,688,649	$33,313,808	$67,782,290	$664,267
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	3	30	3	3	—
Total Assets	9,803,629	157,688,679	33,313,811	67,782,293	664,267
Liabilities:
Due to Brighthouse Life Insurance Company	—	—	—	—	1
Total Liabilities	—	—	—	—	1
Net Assets	$9,803,629	$157,688,679	$33,313,811	$67,782,293	$664,266
Contract Owners' Equity
Net assets from accumulation units	$9,803,629	$157,669,590	$33,313,811	$67,648,112	$664,266
Net assets from contracts in payout	—	19,089	—	134,181	—
Total Net Assets	$9,803,629	$157,688,679	$33,313,811	$67,782,293	$664,266

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)
December 31, 2021

	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	MFS® VIT Investors Trust Sub-Account	MFS® VIT New Discovery Sub-Account	MFS® VIT Research Sub-Account	Morgan Stanley VIF Global Infrastructure Sub-Account
Assets:
Investments at fair value	$102,022,536	$4,825	$9,880	$33,755	$419,687
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	14	—	—	—	—
Total Assets	102,022,550	4,825	9,880	33,755	419,687
Liabilities:
Due to Brighthouse Life Insurance Company	—	1	1	1	1
Total Liabilities	—	1	1	1	1
Net Assets	$102,022,550	$4,824	$9,879	$33,754	$419,686
Contract Owners' Equity
Net assets from accumulation units	$101,874,202	$4,824	$9,879	$33,754	$419,686
Net assets from contracts in payout	148,348	—	—	—	—
Total Net Assets	$102,022,550	$4,824	$9,879	$33,754	$419,686

The accompanying notes are an integral part of these financial statements.

	Neuberger Berman Genesis Sub-Account	PIMCO VIT Commodity RealReturn® Strategy Sub-Account	PIMCO VIT Dynamic Bond Sub-Account	PIMCO VIT Emerging Markets Bond Sub-Account	Pioneer VCT Mid Cap Value VCT Sub-Account
Assets:
Investments at fair value	$9,438	$228,729	$309,477	$537,943	$60,220,658
Accrued dividends	—	—	—	—	—
Due from Brighthouse Life Insurance Company	—	—	—	—	10
Total Assets	9,438	228,729	309,477	537,943	60,220,668
Liabilities:
Due to Brighthouse Life Insurance Company	3	—	1	—	—
Total Liabilities	3	—	1	—	—
Net Assets	$9,435	$228,729	$309,476	$537,943	$60,220,668
Contract Owners' Equity
Net assets from accumulation units	$9,435	$228,729	$309,476	$537,943	$60,220,668
Net assets from contracts in payout	—	—	—	—	—
Total Net Assets	$9,435	$228,729	$309,476	$537,943	$60,220,668

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)
December 31, 2021

	Pioneer VCT Real Estate Shares VCT Sub-Account	T. Rowe Price Government Money Sub-Account	T. Rowe Price Growth Stock Sub-Account
Assets:
Investments at fair value	$264,450	$131,547	$10,929,221
Accrued dividends	—	16	—
Due from Brighthouse Life Insurance Company	—	—	—
Total Assets	264,450	131,563	10,929,221
Liabilities:
Due to Brighthouse Life Insurance Company	—	16	—
Total Liabilities	—	16	—
Net Assets	$264,450	$131,547	$10,929,221
Contract Owners' Equity
Net assets from accumulation units	$264,450	$131,547	$10,929,221
Net assets from contracts in payout	—	—	—
Total Net Assets	$264,450	$131,547	$10,929,221

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price International Stock Sub-Account	TAP 1919 Variable Socially Responsive Balanced Sub-Account
Assets:
Investments at fair value	$456,527	$451,736
Accrued dividends	—	—
Due from Brighthouse Life Insurance Company	—	1
Total Assets	456,527	451,737
Liabilities:
Due to Brighthouse Life Insurance Company	—	—
Total Liabilities	—	—
Net Assets	$456,527	$451,737
Contract Owners' Equity
Net assets from accumulation units	$456,527	$448,527
Net assets from contracts in payout	—	3,210
Total Net Assets	$456,527	$451,737
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the year ended December 31, 2021

	Alger Small Cap Growth Sub-Account	American Funds® Global Growth Sub-Account	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account
Investment Income:
Dividends	$—	$1,076,968	$—	$1,688,128	$4,733,711
Expenses:
Mortality and expense risk and other charges	1,111,927	4,136,925	1,314,550	9,960,430	5,567,256
Administrative charges	—	810,105	231,304	1,887,579	942,785
Total expenses	1,111,927	4,947,030	1,545,854	11,848,009	6,510,041
Net investment income (loss)	(1,111,927)	(3,870,062)	(1,545,854)	(10,159,881)	(1,776,330)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	23,473,389	16,375,732	2,542,536	103,354,714	4,319,768
Realized gains (losses) on sale of investments	4,380,573	23,690,876	9,159,658	83,686,082	21,230,815
Net realized gains (losses)	27,853,962	40,066,608	11,702,194	187,040,796	25,550,583
Change in unrealized gains (losses) on investments	(32,243,235)	10,244,534	(3,573,246)	(27,954,607)	63,885,915
Net realized and change in unrealized gains (losses) on investments	(4,389,273)	50,311,142	8,128,948	159,086,189	89,436,498
Net increase (decrease) in net assets resulting from operations	$(5,501,200)	$46,441,080	$6,583,094	$148,926,308	$87,660,168

The accompanying notes are an integral part of these financial statements.

	American Funds® The Bond Fund of America Sub-Account	BHFTI AB Global Dynamic Allocation Sub-Account	BHFTI AB International Bond Sub-Account	BHFTI Allspring Mid Cap Value Sub-Account	BHFTI American Funds® Balanced Allocation Sub-Account
Investment Income:
Dividends	$1,989,197	$5,960,676	$1,416	$802,675	$42,170,341
Expenses:
Mortality and expense risk and other charges	1,645,077	30,274,523	78,356	1,672,065	45,094,007
Administrative charges	320,595	6,630,331	17,314	315,624	8,924,693
Total expenses	1,965,672	36,904,854	95,670	1,987,689	54,018,700
Net investment income (loss)	23,525	(30,944,178)	(94,254)	(1,185,014)	(11,848,359)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,882,754	151,894,468	30,440	—	120,093,798
Realized gains (losses) on sale of investments	540,685	52,838,518	3,703	3,653,699	52,302,629
Net realized gains (losses)	6,423,439	204,732,986	34,143	3,653,699	172,396,427
Change in unrealized gains (losses) on investments	(8,826,689)	26,465,898	(175,477)	27,751,503	195,380,566
Net realized and change in unrealized gains (losses) on investments	(2,403,250)	231,198,884	(141,334)	31,405,202	367,776,993
Net increase (decrease) in net assets resulting from operations	$(2,379,725)	$200,254,706	$(235,588)	$30,220,188	$355,928,634

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI American Funds® Growth Allocation Sub-Account	BHFTI American Funds® Growth Sub-Account	BHFTI American Funds® Moderate Allocation Sub-Account	BHFTI BlackRock Global Tactical Strategies Sub-Account	BHFTI BlackRock High Yield Sub-Account
Investment Income:
Dividends	$17,681,034	$—	$24,344,693	$57,694,414	$19,079,307
Expenses:
Mortality and expense risk and other charges	28,522,826	16,175,321	19,808,208	48,429,238	5,712,445
Administrative charges	5,471,690	3,197,175	3,955,046	10,583,722	1,130,573
Total expenses	33,994,516	19,372,496	23,763,254	59,012,960	6,843,018
Net investment income (loss)	(16,313,482)	(19,372,496)	581,439	(1,318,546)	12,236,289
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	69,773,544	94,891,683	53,731,186	163,271,268	—
Realized gains (losses) on sale of investments	41,739,731	46,273,143	19,201,857	37,094,868	178,596
Net realized gains (losses)	111,513,275	141,164,826	72,933,043	200,366,136	178,596
Change in unrealized gains (losses) on investments	192,693,304	119,315,919	49,151,731	139,784,187	4,524,098
Net realized and change in unrealized gains (losses) on investments	304,206,579	260,480,745	122,084,774	340,150,323	4,702,694
Net increase (decrease) in net assets resulting from operations	$287,893,097	$241,108,249	$122,666,213	$338,831,777	$16,938,983

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse Balanced Plus Sub-Account	BHFTI Brighthouse Small Cap Value Sub-Account	BHFTI Brighthouse/ Aberdeen Emerging Markets Equity Sub-Account	BHFTI Brighthouse/ Artisan International Sub-Account
Investment Income:
Dividends	$7,273,933	$182,365,636	$1,978,274	$654,347	$1,076
Expenses:
Mortality and expense risk and other charges	8,727,167	89,999,732	3,201,307	5,015,954	2,931
Administrative charges	1,624,203	19,639,074	585,898	974,530	761
Total expenses	10,351,370	109,638,806	3,787,205	5,990,484	3,692
Net investment income (loss)	(3,077,437)	72,726,830	(1,808,931)	(5,336,137)	(2,616)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	48,332,220	268,071,041	106,307	—	1,865
Realized gains (losses) on sale of investments	18,380,987	101,680,113	10,849,940	16,382,599	18,891
Net realized gains (losses)	66,713,207	369,751,154	10,956,247	16,382,599	20,756
Change in unrealized gains (losses) on investments	33,492,666	21,812,389	53,119,116	(33,850,843)	4,350
Net realized and change in unrealized gains (losses) on investments	100,205,873	391,563,543	64,075,363	(17,468,244)	25,106
Net increase (decrease) in net assets resulting from operations	$97,128,436	$464,290,373	$62,266,432	$(22,804,381)	$22,490

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account	BHFTI Brighthouse/ Franklin Low Duration Total Return Sub-Account	BHFTI Brighthouse/ Templeton International Bond Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account
Investment Income:
Dividends	$3,087,768	$2,884,694	$—	$141,870	$6,806,305
Expenses:
Mortality and expense risk and other charges	1,210,544	1,989,004	399,157	271,875	2,985,929
Administrative charges	248,749	385,391	79,567	47,228	587,352
Total expenses	1,459,293	2,374,395	478,724	319,103	3,573,281
Net investment income (loss)	1,628,475	510,299	(478,724)	(177,233)	3,233,024
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	1,905,338	—
Realized gains (losses) on sale of investments	(108,236)	(662,861)	(560,376)	905,799	7,317,226
Net realized gains (losses)	(108,236)	(662,861)	(560,376)	2,811,137	7,317,226
Change in unrealized gains (losses) on investments	379,262	(1,843,477)	(1,084,189)	1,141,480	55,881,491
Net realized and change in unrealized gains (losses) on investments	271,026	(2,506,338)	(1,644,565)	3,952,617	63,198,717
Net increase (decrease) in net assets resulting from operations	$1,899,501	$(1,996,039)	$(2,123,289)	$3,775,384	$66,431,741

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Balanced-Risk Allocation Sub-Account	BHFTI Invesco Comstock Sub-Account	BHFTI Invesco Global Equity Sub-Account	BHFTI Invesco Small Cap Growth Sub-Account
Investment Income:
Dividends	$3,561,135	$27,882,216	$13,537,898	$—	$—
Expenses:
Mortality and expense risk and other charges	7,180,470	10,322,319	8,584,600	682,410	5,686,465
Administrative charges	1,364,184	2,284,079	1,740,243	142,061	1,086,077
Total expenses	8,544,654	12,606,398	10,324,843	824,471	6,772,542
Net investment income (loss)	(4,983,519)	15,275,818	3,213,055	(824,471)	(6,772,542)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	27,617,511	—	2,326,195	86,339,897
Realized gains (losses) on sale of investments	8,415,109	1,764,156	32,543,636	4,582,505	12,662,605
Net realized gains (losses)	8,415,109	29,381,667	32,543,636	6,908,700	99,002,502
Change in unrealized gains (losses) on investments	35,482,333	28,278,086	157,779,451	1,412,185	(67,301,757)
Net realized and change in unrealized gains (losses) on investments	43,897,442	57,659,753	190,323,087	8,320,885	31,700,745
Net increase (decrease) in net assets resulting from operations	$38,913,923	$72,935,571	$193,536,142	$7,496,414	$24,928,203

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI JPMorgan Core Bond Sub-Account	BHFTI JPMorgan Global Active Allocation Sub-Account	BHFTI JPMorgan Small Cap Value Sub-Account	BHFTI Loomis Sayles Global Allocation Sub-Account	BHFTI Loomis Sayles Growth Sub-Account
Investment Income:
Dividends	$9,401,156	$5,907,959	$316,112	$1,578,653	$607,030
Expenses:
Mortality and expense risk and other charges	5,089,919	13,582,364	406,059	2,431,789	8,611,728
Administrative charges	1,017,576	3,041,653	68,171	477,133	1,626,309
Total expenses	6,107,495	16,624,017	474,230	2,908,922	10,238,037
Net investment income (loss)	3,293,661	(10,716,058)	(158,118)	(1,330,269)	(9,631,007)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	64,808,516	696,823	18,490,094	24,645,303
Realized gains (losses) on sale of investments	2,221	16,754,477	1,650,076	4,813,082	15,031,039
Net realized gains (losses)	2,221	81,562,993	2,346,899	23,303,176	39,676,342
Change in unrealized gains (losses) on investments	(15,029,224)	25,192,508	4,983,365	698,363	63,292,430
Net realized and change in unrealized gains (losses) on investments	(15,027,003)	106,755,501	7,330,264	24,001,539	102,968,772
Net increase (decrease) in net assets resulting from operations	$(11,733,342)	$96,039,443	$7,172,146	$22,671,270	$93,337,765

The accompanying notes are an integral part of these financial statements.

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PanAgora Global Diversified Risk II Sub-Account	BHFTI PanAgora Global Diversified Risk Sub-Account
Investment Income:
Dividends	$17,314,917	$2,563,452	$—	$—	$—
Expenses:
Mortality and expense risk and other charges	10,450,368	3,588,954	4,789,810	22,086,758	1,752,873
Administrative charges	2,389,220	647,839	905,783	4,816,896	383,389
Total expenses	12,839,588	4,236,793	5,695,593	26,903,654	2,136,262
Net investment income (loss)	4,475,329	(1,673,341)	(5,695,593)	(26,903,654)	(2,136,262)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	36,250,805	9,610,982	199,661,174	77,877,714	12,340,057
Realized gains (losses) on sale of investments	9,456,843	5,278,992	40,476,828	(31,359,644)	1,430,260
Net realized gains (losses)	45,707,648	14,889,974	240,138,002	46,518,070	13,770,317
Change in unrealized gains (losses) on investments	28,171,057	12,267,085	(273,305,085)	183,104,605	(4,078,038)
Net realized and change in unrealized gains (losses) on investments	73,878,705	27,157,059	(33,167,083)	229,622,675	9,692,279
Net increase (decrease) in net assets resulting from operations	$78,354,034	$25,483,718	$(38,862,676)	$202,719,021	$7,556,017

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI PIMCO Inflation Protected Bond Sub-Account	BHFTI PIMCO Total Return Sub-Account	BHFTI Schroders Global Multi-Asset Sub-Account	BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account
Investment Income:
Dividends	$4,401,755	$26,409,131	$2,692,370	$79,812	$21,912,197
Expenses:
Mortality and expense risk and other charges	7,968,140	18,826,062	9,498,955	52,401	15,311,736
Administrative charges	1,506,448	3,573,225	2,077,212	12,273	3,085,124
Total expenses	9,474,588	22,399,287	11,576,167	64,674	18,396,860
Net investment income (loss)	(5,072,833)	4,009,844	(8,883,797)	15,138	3,515,337
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	61,685,871	1,538,497	—	55,801,825
Realized gains (losses) on sale of investments	686,232	(764,650)	13,927,590	24,845	18,841,663
Net realized gains (losses)	686,232	60,921,221	15,466,087	24,845	74,643,488
Change in unrealized gains (losses) on investments	27,374,499	(106,878,547)	72,062,072	(309,810)	58,450,799
Net realized and change in unrealized gains (losses) on investments	28,060,731	(45,957,326)	87,528,159	(284,965)	133,094,287
Net increase (decrease) in net assets resulting from operations	$22,987,898	$(41,947,482)	$78,644,362	$(269,827)	$136,609,624

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Large Cap Value Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI TCW Core Fixed Income Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account
Investment Income:
Dividends	$6,539,521	$15,599,661	$—	$3,837	$2,815,565
Expenses:
Mortality and expense risk and other charges	5,802,172	10,619,854	7,631,559	3,011	3,198,056
Administrative charges	1,130,441	1,613,401	1,495,087	695	620,521
Total expenses	6,932,613	12,233,255	9,126,646	3,706	3,818,577
Net investment income (loss)	(393,092)	3,366,406	(9,126,646)	131	(1,003,012)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	23,620,360	933,449	59,338,086	12,877	6,842,607
Realized gains (losses) on sale of investments	10,750,322	15,150,131	9,840,772	4,654	11,618,300
Net realized gains (losses)	34,370,682	16,083,580	69,178,858	17,531	18,460,907
Change in unrealized gains (losses) on investments	31,978,559	152,964,184	14,076,580	(25,645)	48,355,874
Net realized and change in unrealized gains (losses) on investments	66,349,241	169,047,764	83,255,438	(8,114)	66,816,781
Net increase (decrease) in net assets resulting from operations	$65,956,149	$172,414,170	$74,128,792	$(7,983)	$65,813,769

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTI Western Asset Management Government Income Sub-Account	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra-Short Term Bond Sub-Account
Investment Income:
Dividends	$10,926,821	$1,855,002	$3,921,631	$—	$261,872
Expenses:
Mortality and expense risk and other charges	5,809,846	3,232,219	1,893,131	1,316,743	4,005,245
Administrative charges	1,271,322	631,485	345,718	251,045	773,003
Total expenses	7,081,168	3,863,704	2,238,849	1,567,788	4,778,248
Net investment income (loss)	3,845,653	(2,008,702)	1,682,782	(1,567,788)	(4,516,376)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	24,740,952	3,001,492	15,177,224	—
Realized gains (losses) on sale of investments	1,210,913	9,700,462	86,148	1,987,564	(688,637)
Net realized gains (losses)	1,210,913	34,441,414	3,087,640	17,164,788	(688,637)
Change in unrealized gains (losses) on investments	(23,210,249)	(37,868,538)	(7,727,970)	4,023,033	(925,927)
Net realized and change in unrealized gains (losses) on investments	(21,999,336)	(3,427,124)	(4,640,330)	21,187,821	(1,614,564)
Net increase (decrease) in net assets resulting from operations	$(18,153,683)	$(5,435,826)	$(2,957,548)	$19,620,033	$(6,130,940)

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 20 Sub-Account	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account
Investment Income:
Dividends	$4,774,238	$80,579,867	$125,079,518	$94,493,299	$1,417,987
Expenses:
Mortality and expense risk and other charges	2,076,901	39,970,424	78,061,331	77,017,085	2,475,393
Administrative charges	399,803	7,570,142	14,823,868	14,187,907	425,515
Total expenses	2,476,704	47,540,566	92,885,199	91,204,992	2,900,908
Net investment income (loss)	2,297,534	33,039,301	32,194,319	3,288,307	(1,482,921)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,022,516	106,375,251	308,678,381	367,055,645	4,011,838
Realized gains (losses) on sale of investments	2,614,825	6,583,758	26,716,452	56,375,774	6,311,181
Net realized gains (losses)	4,637,341	112,959,009	335,394,833	423,431,419	10,323,019
Change in unrealized gains (losses) on investments	(3,568,588)	24,876,061	154,606,161	259,802,846	31,159,801
Net realized and change in unrealized gains (losses) on investments	1,068,753	137,835,070	490,000,994	683,234,265	41,482,820
Net increase (decrease) in net assets resulting from operations	$3,366,287	$170,874,371	$522,195,313	$686,522,572	$39,999,899

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTII Brighthouse/ Dimensional International Small Company Sub-Account	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account
Investment Income:
Dividends	$1,019,759	$10,597,636	$—	$—	$—
Expenses:
Mortality and expense risk and other charges	875,531	10,327,583	1,172,696	9,773,031	219,855
Administrative charges	167,298	1,990,411	223,265	1,822,363	36,701
Total expenses	1,042,829	12,317,994	1,395,961	11,595,394	256,556
Net investment income (loss)	(23,070)	(1,720,358)	(1,395,961)	(11,595,394)	(256,556)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,394,341	41,912,816	13,637,699	158,380,640	955,622
Realized gains (losses) on sale of investments	183,929	26,242,766	2,422,087	31,209,236	549,319
Net realized gains (losses)	3,578,270	68,155,582	16,059,786	189,589,876	1,504,941
Change in unrealized gains (losses) on investments	4,124,257	98,630,328	(3,941,867)	(71,152,833)	1,427,140
Net realized and change in unrealized gains (losses) on investments	7,702,527	166,785,910	12,117,919	118,437,043	2,932,081
Net increase (decrease) in net assets resulting from operations	$7,679,457	$165,065,552	$10,721,958	$106,841,649	$2,675,525

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Growth Sub-Account	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account
Investment Income:
Dividends	$—	$8,186,975	$1,746,857	$2,687,348	$1,599,045
Expenses:
Mortality and expense risk and other charges	4,638	4,140,365	2,457,978	2,222,842	2,476,409
Administrative charges	1,023	849,710	391,800	398,890	448,244
Total expenses	5,661	4,990,075	2,849,778	2,621,732	2,924,653
Net investment income (loss)	(5,661)	3,196,900	(1,102,921)	65,616	(1,325,608)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	43,180	—	9,267,124	—	10,135,399
Realized gains (losses) on sale of investments	5,524	50,477	6,824,625	4,113,836	8,545,249
Net realized gains (losses)	48,704	50,477	16,091,749	4,113,836	18,680,648
Change in unrealized gains (losses) on investments	(9,297)	(16,251,489)	23,781,323	10,357,474	5,774,577
Net realized and change in unrealized gains (losses) on investments	39,407	(16,201,012)	39,873,072	14,471,310	24,455,225
Net increase (decrease) in net assets resulting from operations	$33,746	$(13,004,112)	$38,770,151	$14,536,926	$23,129,617

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	BHFTII MetLife Stock Index Sub-Account	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account
Investment Income:
Dividends	$11,584,734	$635,039	$4,836,575	$9,178	$—
Expenses:
Mortality and expense risk and other charges	10,766,310	494,138	4,496,059	2,090,690	6,066,918
Administrative charges	1,861,650	71,291	839,650	361,208	1,182,245
Total expenses	12,627,960	565,429	5,335,709	2,451,898	7,249,163
Net investment income (loss)	(1,043,226)	69,610	(499,134)	(2,442,720)	(7,249,163)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	53,356,943	2,180,897	3,573,351	10,163,054	54,277,826
Realized gains (losses) on sale of investments	37,795,105	771,838	6,510,423	6,802,347	12,122,690
Net realized gains (losses)	91,152,048	2,952,735	10,083,774	16,965,401	66,400,516
Change in unrealized gains (losses) on investments	104,396,794	1,211,492	63,012,625	9,214,719	21,024,892
Net realized and change in unrealized gains (losses) on investments	195,548,842	4,164,227	73,096,399	26,180,120	87,425,408
Net increase (decrease) in net assets resulting from operations	$194,505,616	$4,233,837	$72,597,265	$23,737,400	$80,176,245

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Small Cap Growth Sub-Account	BHFTII VanEck Global Natural Resources Sub-Account	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	BlackRock Global Allocation V.I. Sub-Account
Investment Income:
Dividends	$2,694	$704,809	$36,376,584	$6,054,933	$293,913
Expenses:
Mortality and expense risk and other charges	207,435	911,225	11,676,463	2,982,079	358,236
Administrative charges	20,202	178,590	2,420,358	612,030	81,443
Total expenses	227,637	1,089,815	14,096,821	3,594,109	439,679
Net investment income (loss)	(224,943)	(385,006)	22,279,763	2,460,824	(145,766)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,809,904	—	—	—	6,314,687
Realized gains (losses) on sale of investments	594,101	2,622,783	3,137,149	(377,330)	218,360
Net realized gains (losses)	2,404,005	2,622,783	3,137,149	(377,330)	6,533,047
Change in unrealized gains (losses) on investments	(638,690)	9,818,322	(12,444,895)	(10,174,537)	(4,961,866)
Net realized and change in unrealized gains (losses) on investments	1,765,315	12,441,105	(9,307,746)	(10,551,867)	1,571,181
Net increase (decrease) in net assets resulting from operations	$1,540,372	$12,056,099	$12,972,017	$(8,091,043)	$1,425,415

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	Delaware Ivy VIP Asset Strategy Sub-Account	DWS CROCI® International VIP Sub-Account	Federated Hermes High Income Bond Fund II Sub-Account	Federated Hermes Kaufman Fund II Sub-Account	Fidelity® VIP Asset Manager Sub-Account
Investment Income:
Dividends	$4,090	$251,797	$111	$—	$1,019,456
Expenses:
Mortality and expense risk and other charges	2,404	137,577	30	1,447	878,192
Administrative charges	587	—	—	—	—
Total expenses	2,991	137,577	30	1,447	878,192
Net investment income (loss)	1,099	114,220	81	(1,447)	141,264
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	26,026	—	—	6,865	348,460
Realized gains (losses) on sale of investments	3,479	(188,536)	(2)	574	1,105,396
Net realized gains (losses)	29,505	(188,536)	(2)	7,439	1,453,856
Change in unrealized gains (losses) on investments	(11,291)	851,595	(1)	(4,892)	3,675,032
Net realized and change in unrealized gains (losses) on investments	18,214	663,059	(3)	2,547	5,128,888
Net increase (decrease) in net assets resulting from operations	$19,313	$777,279	$78	$1,100	$5,270,152

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Equity-Income Sub-Account	Fidelity® VIP FundsManager 50% Sub-Account	Fidelity® VIP FundsManager 60% Sub-Account	Fidelity® VIP Government Money Market Sub-Account
Investment Income:
Dividends	$353,053	$80,313	$39,450,554	$24,450,516	$1,543
Expenses:
Mortality and expense risk and other charges	8,649,059	60,535	70,133,392	44,311,939	207,696
Administrative charges	1,002,030	—	—	—	—
Total expenses	9,651,089	60,535	70,133,392	44,311,939	207,696
Net investment income (loss)	(9,298,036)	19,778	(30,682,838)	(19,861,423)	(206,153)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	87,298,636	471,805	60,823,649	37,185,544	—
Realized gains (losses) on sale of investments	47,206,181	89,798	65,353,026	37,821,656	—
Net realized gains (losses)	134,504,817	561,603	126,176,675	75,007,200	—
Change in unrealized gains (losses) on investments	37,970,676	305,858	172,806,440	159,947,503	—
Net realized and change in unrealized gains (losses) on investments	172,475,493	867,461	298,983,115	234,954,703	—
Net increase (decrease) in net assets resulting from operations	$163,177,457	$887,239	$268,300,277	$215,093,280	$(206,153)

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Index 500 Sub-Account	Fidelity® VIP Mid Cap Sub-Account	Fidelity® VIP Overseas Sub-Account	FTVIPT Franklin Income VIP Sub-Account
Investment Income:
Dividends	$—	$940,385	$1,407,723	$25,682	$10,463,592
Expenses:
Mortality and expense risk and other charges	3,579,462	1,017,909	4,763,815	60,265	2,536,197
Administrative charges	—	—	1,004,665	—	539,848
Total expenses	3,579,462	1,017,909	5,768,480	60,265	3,076,045
Net investment income (loss)	(3,579,462)	(77,524)	(4,360,757)	(34,583)	7,387,547
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	54,985,211	557,101	63,762,932	362,823	—
Realized gains (losses) on sale of investments	14,430,158	4,722,578	29,131,358	165,698	2,223,917
Net realized gains (losses)	69,415,369	5,279,679	92,894,290	528,521	2,223,917
Change in unrealized gains (losses) on investments	(14,291,631)	12,679,218	333,255	321,803	21,912,353
Net realized and change in unrealized gains (losses) on investments	55,123,738	17,958,897	93,227,545	850,324	24,136,270
Net increase (decrease) in net assets resulting from operations	$51,544,276	$17,881,373	$88,866,788	$815,741	$31,523,817

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Mutual Shares VIP Sub-Account	FTVIPT Franklin Small Cap Value VIP Sub-Account	FTVIPT Templeton Foreign VIP Sub-Account	FTVIPT Templeton Global Bond VIP Sub-Account	Invesco V.I. American Franchise Sub-Account
Investment Income:
Dividends	$3,039,383	$1,233,356	$1,227,177	$—	$—
Expenses:
Mortality and expense risk and other charges	1,251,072	1,391,016	1,048,313	1,976,390	63
Administrative charges	268,675	298,256	168,377	420,267	—
Total expenses	1,519,747	1,689,272	1,216,690	2,396,657	63
Net investment income (loss)	1,519,636	(455,916)	10,487	(2,396,657)	(63)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	3,265,808	—	—	537
Realized gains (losses) on sale of investments	1,582,352	2,890,963	36,693	(2,816,717)	29
Net realized gains (losses)	1,582,352	6,156,771	36,693	(2,816,717)	566
Change in unrealized gains (losses) on investments	14,803,421	21,207,057	1,744,095	(6,200,864)	(86)
Net realized and change in unrealized gains (losses) on investments	16,385,773	27,363,828	1,780,788	(9,017,581)	480
Net increase (decrease) in net assets resulting from operations	$17,905,409	$26,907,912	$1,791,275	$(11,414,238)	$417

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	Invesco V.I. Core Equity Sub-Account	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. International Growth Sub-Account	Invesco V.I. Main Street Small Cap® Sub-Account	Invesco V.I. Main Street® Sub-Account
Investment Income:
Dividends	$690	$10,297,961	$2,413,716	$190,371	$154
Expenses:
Mortality and expense risk and other charges	1,649	7,417,299	2,626,970	1,234,020	301
Administrative charges	—	1,504,779	572,094	265,707	—
Total expenses	1,649	8,922,078	3,199,064	1,499,727	301
Net investment income (loss)	(959)	1,375,883	(785,348)	(1,309,356)	(147)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,364	6,146,780	15,549,991	6,653,308	1,251
Realized gains (losses) on sale of investments	5,056	20,759,624	8,950,157	9,462,797	152
Net realized gains (losses)	7,420	26,906,404	24,500,148	16,116,105	1,403
Change in unrealized gains (losses) on investments	20,697	69,821,554	(13,861,652)	5,994,748	3,635
Net realized and change in unrealized gains (losses) on investments	28,117	96,727,958	10,638,496	22,110,853	5,038
Net increase (decrease) in net assets resulting from operations	$27,158	$98,103,841	$9,853,148	$20,801,497	$4,891

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. U.S. Government Money Sub-Account	LMPVET ClearBridge Variable Appreciation Sub-Account	LMPVET ClearBridge Variable Dividend Strategy Sub-Account	LMPVET ClearBridge Variable Large Cap Growth Sub-Account	LMPVET ClearBridge Variable Large Cap Value Sub-Account
Investment Income:
Dividends	$—	$2,738,364	$3,279,075	$—	$100,900
Expenses:
Mortality and expense risk and other charges	35	5,746,569	2,881,127	43,387	140,997
Administrative charges	—	1,132,621	552,116	7,071	23,348
Total expenses	35	6,879,190	3,433,243	50,458	164,345
Net investment income (loss)	(35)	(4,140,826)	(154,168)	(50,458)	(63,445)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	17,973,421	18,127,644	181,271	836,275
Realized gains (losses) on sale of investments	—	36,344,356	14,775,323	218,795	221,499
Net realized gains (losses)	—	54,317,777	32,902,967	400,066	1,057,774
Change in unrealized gains (losses) on investments	—	46,244,168	21,569,814	164,809	928,529
Net realized and change in unrealized gains (losses) on investments	—	100,561,945	54,472,781	564,875	1,986,303
Net increase (decrease) in net assets resulting from operations	$(35)	$96,421,119	$54,318,613	$514,417	$1,922,858

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the year ended December 31, 2021

	LMPVET ClearBridge Variable Small Cap Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Growth Sub-Account	LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account
Investment Income:
Dividends	$—	$1,100,288	$2,716,313	$27,083	$4,431,074
Expenses:
Mortality and expense risk and other charges	1,944,336	382,338	808,427	9,190	1,170,741
Administrative charges	370,703	85,300	178,128	1,667	217,685
Total expenses	2,315,039	467,638	986,555	10,857	1,388,426
Net investment income (loss)	(2,315,039)	632,650	1,729,758	16,226	3,042,648
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	19,100,680	1,670,632	4,867,227	40,217	—
Realized gains (losses) on sale of investments	13,764,962	855,771	3,141,623	15,520	(243,653)
Net realized gains (losses)	32,865,642	2,526,403	8,008,850	55,737	(243,653)
Change in unrealized gains (losses) on investments	(13,298,147)	68,001	2,668,533	18,086	(3,020,258)
Net realized and change in unrealized gains (losses) on investments	19,567,495	2,594,404	10,677,383	73,823	(3,263,911)
Net increase (decrease) in net assets resulting from operations	$17,252,456	$3,227,054	$12,407,141	$90,049	$(221,263)

The accompanying notes are an integral part of these financial statements.

	MFS® VIT Investors Trust Sub-Account	MFS® VIT New Discovery Sub-Account	MFS® VIT Research Sub-Account	Morgan Stanley VIF Global Infrastructure Sub-Account	Neuberger Berman Genesis Sub-Account
Investment Income:
Dividends	$28	$—	$168	$10,596	$—
Expenses:
Mortality and expense risk and other charges	61	143	431	4,568	78
Administrative charges	—	—	—	1,109	—
Total expenses	61	143	431	5,677	78
Net investment income (loss)	(33)	(143)	(263)	4,919	(78)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	139	1,574	1,763	16,383	927
Realized gains (losses) on sale of investments	32	163	156	4,514	36
Net realized gains (losses)	171	1,737	1,919	20,897	963
Change in unrealized gains (losses) on investments	830	(1,534)	4,673	27,126	488
Net realized and change in unrealized gains (losses) on investments	1,001	203	6,592	48,023	1,451
Net increase (decrease) in net assets resulting from operations	$968	$60	$6,329	$52,942	$1,373
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2021

	PIMCO VIT Commodity RealReturn® Strategy Sub-Account	PIMCO VIT Dynamic Bond Sub-Account	PIMCO VIT Emerging Markets Bond Sub-Account	Pioneer VCT Mid Cap Value VCT Sub-Account	Pioneer VCT Real Estate Shares VCT Sub-Account
Investment Income:
Dividends	$10,698	$6,351	$24,778	$446,145	$2,615
Expenses:
Mortality and expense risk and other charges	2,821	3,721	6,046	691,532	3,657
Administrative charges	687	893	1,234	144,932	649
Total expenses	3,508	4,614	7,280	836,464	4,306
Net investment income (loss)	7,190	1,737	17,498	(390,319)	(1,691)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	6,530	1,850	—	—
Realized gains (losses) on sale of investments	6,605	2,958	5,865	1,758,578	(16,929)
Net realized gains (losses)	6,605	9,488	7,715	1,758,578	(16,929)
Change in unrealized gains (losses) on investments	66,697	(12,196)	(49,849)	13,212,169	105,051
Net realized and change in unrealized gains (losses) on investments	73,302	(2,708)	(42,134)	14,970,747	88,122
Net increase (decrease) in net assets resulting from operations	$80,492	$(971)	$(24,636)	$14,580,428	$86,431

The accompanying notes are an integral part of these financial statements.

	T. Rowe Price Government Money Sub-Account	T. Rowe Price Growth Stock Sub-Account	T. Rowe Price International Stock Sub-Account	TAP 1919 Variable Socially Responsive Balanced Sub-Account
Investment Income:
Dividends	$17	$—	$3,657	$1,493
Expenses:
Mortality and expense risk and other charges	1,417	94,836	4,301	5,805
Administrative charges	—	—	—	1,043
Total expenses	1,417	94,836	4,301	6,848
Net investment income (loss)	(1,400)	(94,836)	(644)	(5,355)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	938,630	27,749	41,121
Realized gains (losses) on sale of investments	—	687,179	24,872	4,728
Net realized gains (losses)	—	1,625,809	52,621	45,849
Change in unrealized gains (losses) on investments	—	261,325	(47,408)	23,819
Net realized and change in unrealized gains (losses) on investments	—	1,887,134	5,213	69,668
Net increase (decrease) in net assets resulting from operations	$(1,400)	$1,792,298	$4,569	$64,313

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2021 and 2020

	Alger Small Cap Growth Sub-Account		American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account		American Funds® Growth Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,111,927)	$(192,993)	$(3,870,062)	$(3,275,707)	$(1,545,854)	$(1,175,981)	$(10,159,881)	$(8,055,863)
Net realized gains (losses)	27,853,962	6,863,175	40,066,608	24,514,518	11,702,194	9,688,849	187,040,796	77,701,636
Change in unrealized gains (losses) on investments	(32,243,235)	28,080,386	10,244,534	53,754,380	(3,573,246)	17,427,106	(27,954,607)	220,854,998
Net increase (decrease) in net assets resulting from operations	(5,501,200)	34,750,568	46,441,080	74,993,191	6,583,094	25,939,974	148,926,308	290,500,771
Contract Transactions:
Purchase payments received from contract owners	425,243	594,582	12,611,693	7,622,292	2,263,426	1,692,313	2,129,510	1,652,859
Net transfers (including fixed account)	(902,035)	(2,932,905)	(4,804,974)	(20,975,236)	(4,016,031)	(5,697,504)	(50,875,672)	(96,534,950)
Contract charges	(4,968)	(5,077)	(3,064,579)	(3,268,146)	(889,553)	(942,542)	(7,040,620)	(7,572,354)
Transfers for contract benefits and terminations	(8,811,134)	(4,676,417)	(43,888,994)	(29,809,371)	(17,465,544)	(10,322,988)	(112,001,585)	(77,983,434)
Net increase (decrease) in net assets resulting from contract transactions	(9,292,894)	(7,019,817)	(39,146,854)	(46,430,461)	(20,107,702)	(15,270,721)	(167,788,367)	(180,437,879)
Net increase (decrease) in net assets	(14,794,094)	27,730,751	7,294,226	28,562,730	(13,524,608)	10,669,253	(18,862,059)	110,062,892
Net Assets:
Beginning of year	85,705,650	57,974,899	329,451,317	300,888,587	116,208,099	105,538,846	807,910,576	697,847,684
End of year	$70,911,556	$85,705,650	$336,745,543	$329,451,317	$102,683,491	$116,208,099	$789,048,517	$807,910,576

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Sub-Account		American Funds® The Bond Fund of America Sub-Account		BHFTI AB Global Dynamic Allocation Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,776,330)	$(537,568)	$23,525	$908,048	$(30,944,178)	$9,997,275
Net realized gains (losses)	25,550,583	16,487,162	6,423,439	2,325,515	204,732,986	203,518,793
Change in unrealized gains (losses) on investments	63,885,915	27,359,130	(8,826,689)	6,642,033	26,465,898	(101,159,282)
Net increase (decrease) in net assets resulting from operations	87,660,168	43,308,724	(2,379,725)	9,875,596	200,254,706	112,356,786
Contract Transactions:
Purchase payments received from contract owners	17,095,419	15,267,736	15,513,438	10,532,860	10,555,520	11,762,708
Net transfers (including fixed account)	(7,723,017)	(856,020)	20,417,567	4,251,545	(23,867,498)	(51,719,852)
Contract charges	(3,808,351)	(3,820,489)	(1,405,521)	(1,506,828)	(47,067,837)	(48,653,500)
Transfers for contract benefits and terminations	(51,754,508)	(34,411,994)	(19,341,759)	(13,818,025)	(208,845,942)	(181,317,936)
Net increase (decrease) in net assets resulting from contract transactions	(46,190,457)	(23,820,767)	15,183,725	(540,448)	(269,225,757)	(269,928,580)
Net increase (decrease) in net assets	41,469,711	19,487,957	12,804,000	9,335,148	(68,971,051)	(157,571,794)
Net Assets:
Beginning of year	412,186,878	392,698,921	134,552,780	125,217,632	2,697,018,446	2,854,590,240
End of year	$453,656,589	$412,186,878	$147,356,780	$134,552,780	$2,628,047,395	$2,697,018,446

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI AB International Bond Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account		BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(94,254)	$24,801	$(1,185,014)	$(731,318)	$(11,848,359)	$6,143,795	$(16,313,482)	$(81,457)
Net realized gains (losses)	34,143	18,594	3,653,699	5,242,371	172,396,427	193,409,545	111,513,275	145,703,015
Change in unrealized gains (losses) on investments	(175,477)	141,248	27,751,503	(2,646,410)	195,380,566	220,532,515	192,693,304	122,072,381
Net increase (decrease) in net assets resulting from operations	(235,588)	184,643	30,220,188	1,864,643	355,928,634	420,085,855	287,893,097	267,693,939
Contract Transactions:
Purchase payments received from contract owners	4,076,136	2,356,328	3,343,759	1,864,798	106,472,044	81,399,477	70,873,476	42,746,798
Net transfers (including fixed account)	991,649	1,047,574	(13,802,127)	(401,537)	40,983,721	(13,750,530)	(2,083,259)	(762,052)
Contract charges	(64,830)	(24,835)	(1,080,904)	(1,066,910)	(43,095,760)	(42,272,276)	(24,813,742)	(23,588,114)
Transfers for contract benefits and terminations	(208,254)	(56,113)	(12,286,042)	(8,610,510)	(291,818,049)	(214,750,135)	(176,030,848)	(122,439,317)
Net increase (decrease) in net assets resulting from contract transactions	4,794,701	3,322,954	(23,825,314)	(8,214,159)	(187,458,044)	(189,373,464)	(132,054,373)	(104,042,685)
Net increase (decrease) in net assets	4,559,113	3,507,597	6,394,874	(6,349,516)	168,470,590	230,712,391	155,838,724	163,651,254
Net Assets:
Beginning of year	5,056,411	1,548,814	122,882,321	129,231,837	3,478,672,495	3,247,960,104	2,084,636,005	1,920,984,751
End of year	$9,615,524	$5,056,411	$129,277,195	$122,882,321	$3,647,143,085	$3,478,672,495	$2,240,474,729	$2,084,636,005

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Growth Sub-Account		BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(19,372,496)	$(6,365,531)	$581,439	$5,570,081	$(1,318,546)	$7,641,248
Net realized gains (losses)	141,164,826	128,450,543	72,933,043	70,989,600	200,366,136	368,807,555
Change in unrealized gains (losses) on investments	119,315,919	298,394,291	49,151,731	83,054,987	139,784,187	(276,500,408)
Net increase (decrease) in net assets resulting from operations	241,108,249	420,479,303	122,666,213	159,614,668	338,831,777	99,948,395
Contract Transactions:
Purchase payments received from contract owners	167,487,573	108,102,700	42,916,426	51,251,635	16,922,411	14,862,976
Net transfers (including fixed account)	(89,209,884)	(110,856,840)	(1,129,950)	3,605,103	(55,798,959)	(56,559,928)
Contract charges	(12,535,000)	(10,867,095)	(20,758,728)	(20,659,716)	(75,020,074)	(76,544,301)
Transfers for contract benefits and terminations	(122,266,516)	(70,062,041)	(136,756,972)	(112,050,761)	(324,175,378)	(300,451,559)
Net increase (decrease) in net assets resulting from contract transactions	(56,523,827)	(83,683,276)	(115,729,224)	(77,853,739)	(438,072,000)	(418,692,812)
Net increase (decrease) in net assets	184,584,422	336,796,027	6,936,989	81,760,929	(99,240,223)	(318,744,417)
Net Assets:
Beginning of year	1,233,374,489	896,578,462	1,577,916,391	1,496,155,462	4,290,514,129	4,609,258,546
End of year	$1,417,958,911	$1,233,374,489	$1,584,853,380	$1,577,916,391	$4,191,273,906	$4,290,514,129

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI BlackRock High Yield Sub-Account		BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,236,289	$12,652,603	$(3,077,437)	$(2,272,700)	$72,726,830	$71,674,269	$(1,808,931)	$(426,582)
Net realized gains (losses)	178,596	(2,553,427)	66,713,207	62,662,185	369,751,154	799,072,386	10,956,247	7,421,898
Change in unrealized gains (losses) on investments	4,524,098	11,818,209	33,492,666	31,738,985	21,812,389	(80,126,443)	53,119,116	(6,019,245)
Net increase (decrease) in net assets resulting from operations	16,938,983	21,917,385	97,128,436	92,128,470	464,290,373	790,620,212	62,266,432	976,071
Contract Transactions:
Purchase payments received from contract owners	122,639,221	72,824,230	22,795,063	11,588,825	55,634,581	59,758,349	5,343,661	3,370,763
Net transfers (including fixed account)	38,942,819	19,420,050	(16,269,391)	(11,334,013)	37,450,575	15,841,256	(25,998,861)	12,240,440
Contract charges	(4,716,512)	(3,628,693)	(4,803,932)	(4,795,383)	(124,343,859)	(125,432,384)	(1,827,873)	(1,618,073)
Transfers for contract benefits and terminations	(29,156,790)	(19,907,499)	(60,217,538)	(37,529,894)	(671,689,031)	(561,443,225)	(21,803,468)	(14,525,828)
Net increase (decrease) in net assets resulting from contract transactions	127,708,738	68,708,088	(58,495,798)	(42,070,465)	(702,947,734)	(611,276,004)	(44,286,541)	(532,698)
Net increase (decrease) in net assets	144,647,721	90,625,473	38,632,638	50,058,005	(238,657,361)	179,344,208	17,979,891	443,373
Net Assets:
Beginning of year	400,160,681	309,535,208	620,704,942	570,646,937	7,948,644,035	7,769,299,827	224,022,103	223,578,730
End of year	$544,808,402	$400,160,681	$659,337,580	$620,704,942	$7,709,986,674	$7,948,644,035	$242,001,994	$224,022,103

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account		BHFTI Brighthouse/ Artisan International Sub-Account		BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,336,137)	$1,626,168	$(2,616)	$(437)	$1,628,475	$2,697,673
Net realized gains (losses)	16,382,599	9,829,287	20,756	13,045	(108,236)	(873,115)
Change in unrealized gains (losses) on investments	(33,850,843)	77,218,028	4,350	(2,435)	379,262	(1,558,633)
Net increase (decrease) in net assets resulting from operations	(22,804,381)	88,673,483	22,490	10,173	1,899,501	265,925
Contract Transactions:
Purchase payments received from contract owners	6,440,301	3,911,736	200	200	15,467,124	6,852,830
Net transfers (including fixed account)	10,393,027	(19,385,319)	(1,102)	30,025	11,449,091	1,317,434
Contract charges	(4,279,838)	(4,419,406)	(436)	(412)	(991,652)	(932,718)
Transfers for contract benefits and terminations	(39,837,878)	(27,072,153)	(59,691)	(45,232)	(8,107,789)	(6,146,923)
Net increase (decrease) in net assets resulting from contract transactions	(27,284,388)	(46,965,142)	(61,029)	(15,419)	17,816,774	1,090,623
Net increase (decrease) in net assets	(50,088,769)	41,708,341	(38,539)	(5,246)	19,716,275	1,356,548
Net Assets:
Beginning of year	413,604,198	371,895,857	325,773	331,019	88,934,157	87,577,609
End of year	$363,515,429	$413,604,198	$287,234	$325,773	$108,650,432	$88,934,157

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account		BHFTI CBRE Global Real Estate Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$510,299	$2,522,182	$(478,724)	$1,456,212	$(177,233)	$(110,319)	$3,233,024	$5,958,889
Net realized gains (losses)	(662,861)	(1,298,847)	(560,376)	(758,436)	2,811,137	1,411,645	7,317,226	4,045,662
Change in unrealized gains (losses) on investments	(1,843,477)	(900,508)	(1,084,189)	(3,014,078)	1,141,480	1,737,916	55,881,491	(22,175,012)
Net increase (decrease) in net assets resulting from operations	(1,996,039)	322,827	(2,123,289)	(2,316,302)	3,775,384	3,039,242	66,431,741	(12,170,461)
Contract Transactions:
Purchase payments received from contract owners	7,921,021	4,081,025	55,699	116,226	23,841	8,908	3,521,360	2,525,868
Net transfers (including fixed account)	27,425,581	10,824,071	4,883,165	4,251,630	(538,146)	(142,279)	(12,826,159)	20,256,284
Contract charges	(1,931,100)	(1,848,497)	(449,684)	(466,405)	(210,948)	(202,614)	(2,331,325)	(2,260,338)
Transfers for contract benefits and terminations	(14,023,809)	(15,638,404)	(2,881,152)	(1,890,848)	(1,648,827)	(828,664)	(27,388,174)	(18,096,130)
Net increase (decrease) in net assets resulting from contract transactions	19,391,693	(2,581,805)	1,608,028	2,010,603	(2,374,080)	(1,164,649)	(39,024,298)	2,425,684
Net increase (decrease) in net assets	17,395,654	(2,258,978)	(515,261)	(305,699)	1,401,304	1,874,593	27,407,443	(9,744,777)
Net Assets:
Beginning of year	140,089,668	142,348,646	31,598,432	31,904,131	17,975,178	16,100,585	221,573,688	231,318,465
End of year	$157,485,322	$140,089,668	$31,083,171	$31,598,432	$19,376,482	$17,975,178	$248,981,131	$221,573,688

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account		BHFTI Invesco Comstock Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,983,519)	$8,802,978	$15,275,818	$34,973,194	$3,213,055	$4,550,813
Net realized gains (losses)	8,415,109	(7,374,636)	29,381,667	36,130,297	32,543,636	37,733,482
Change in unrealized gains (losses) on investments	35,482,333	27,127,257	28,278,086	(772,652)	157,779,451	(45,244,387)
Net increase (decrease) in net assets resulting from operations	38,913,923	28,555,599	72,935,571	70,330,839	193,536,142	(2,960,092)
Contract Transactions:
Purchase payments received from contract owners	14,054,479	9,811,115	12,083,695	9,643,577	22,287,435	11,897,241
Net transfers (including fixed account)	(34,573,863)	(9,476,317)	16,970,626	(15,993,511)	(72,107,510)	50,450,005
Contract charges	(5,422,705)	(5,388,027)	(15,764,328)	(15,592,750)	(7,250,288)	(6,702,719)
Transfers for contract benefits and terminations	(50,132,632)	(33,724,514)	(75,550,205)	(64,932,323)	(87,493,256)	(55,000,265)
Net increase (decrease) in net assets resulting from contract transactions	(76,074,721)	(38,777,743)	(62,260,212)	(86,875,007)	(144,563,619)	644,262
Net increase (decrease) in net assets	(37,160,798)	(10,222,144)	10,675,359	(16,544,168)	48,972,523	(2,315,830)
Net Assets:
Beginning of year	562,041,229	572,263,373	910,058,045	926,602,213	666,831,047	669,146,877
End of year	$524,880,431	$562,041,229	$920,733,404	$910,058,045	$715,803,570	$666,831,047

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account		BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(824,471)	$(394,677)	$(6,772,542)	$(5,182,357)	$3,293,661	$5,871,490	$(10,716,058)	$10,544,675
Net realized gains (losses)	6,908,700	2,500,071	99,002,502	22,633,380	2,221	869,755	81,562,993	38,201,891
Change in unrealized gains (losses) on investments	1,412,185	10,025,100	(67,301,757)	148,198,608	(15,029,224)	13,491,604	25,192,508	67,929,615
Net increase (decrease) in net assets resulting from operations	7,496,414	12,130,494	24,928,203	165,649,631	(11,733,342)	20,232,849	96,039,443	116,676,181
Contract Transactions:
Purchase payments received from contract owners	154,438	56,139	40,710,184	23,262,518	21,004,326	29,957,669	17,760,762	14,057,689
Net transfers (including fixed account)	(1,761,416)	(3,919,251)	(19,197,830)	(42,249,055)	51,326,952	36,397,103	19,363,469	(12,338,087)
Contract charges	(405,966)	(443,601)	(3,835,098)	(3,483,389)	(4,778,230)	(4,596,913)	(19,757,943)	(19,466,798)
Transfers for contract benefits and terminations	(8,523,282)	(5,699,302)	(44,019,929)	(27,693,385)	(33,540,184)	(27,371,417)	(97,861,994)	(79,519,561)
Net increase (decrease) in net assets resulting from contract transactions	(10,536,226)	(10,006,015)	(26,342,673)	(50,163,311)	34,012,864	34,386,442	(80,495,706)	(97,266,757)
Net increase (decrease) in net assets	(3,039,812)	2,124,479	(1,414,470)	115,486,320	22,279,522	54,619,291	15,543,737	19,409,424
Net Assets:
Beginning of year	57,740,302	55,615,823	444,383,544	328,897,224	387,827,774	333,208,483	1,209,902,167	1,190,492,743
End of year	$54,700,490	$57,740,302	$442,969,074	$444,383,544	$410,107,296	$387,827,774	$1,225,445,904	$1,209,902,167

The accompanying notes are an integral part of these financial statements.

	BHFTI JPMorgan Small Cap Value Sub-Account		BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(158,118)	$(68,734)	$(1,330,269)	$(1,368,383)	$(9,631,007)	$(3,780,962)
Net realized gains (losses)	2,346,899	(109,726)	23,303,176	13,537,836	39,676,342	158,515,416
Change in unrealized gains (losses) on investments	4,983,365	1,755,784	698,363	8,431,926	63,292,430	(52,191,261)
Net increase (decrease) in net assets resulting from operations	7,172,146	1,577,324	22,671,270	20,601,379	93,337,765	102,543,193
Contract Transactions:
Purchase payments received from contract owners	14,798	45,324	9,393,701	10,454,957	9,318,839	4,765,190
Net transfers (including fixed account)	(2,099,783)	2,838,032	425,793	316,361	326,010,084	(50,174,070)
Contract charges	(300,263)	(225,443)	(1,911,932)	(1,767,694)	(6,239,138)	(4,327,131)
Transfers for contract benefits and terminations	(2,413,004)	(1,154,518)	(14,956,734)	(10,686,737)	(69,004,993)	(34,177,722)
Net increase (decrease) in net assets resulting from contract transactions	(4,798,252)	1,503,395	(7,049,172)	(1,683,113)	260,084,792	(83,913,733)
Net increase (decrease) in net assets	2,373,894	3,080,719	15,622,098	18,918,266	353,422,557	18,629,460
Net Assets:
Beginning of year	24,333,449	21,252,730	181,751,511	162,833,245	419,467,488	400,838,028
End of year	$26,707,343	$24,333,449	$197,373,609	$181,751,511	$772,890,045	$419,467,488

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI MetLife Multi-Index Targeted Risk Sub-Account		BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk II Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,475,329	$8,327,246	$(1,673,341)	$1,517,509	$(5,695,593)	$(4,790,657)	$(26,903,654)	$17,826,790
Net realized gains (losses)	45,707,648	86,595,417	14,889,974	10,130,298	240,138,002	129,148,094	46,518,070	150,404,160
Change in unrealized gains (losses) on investments	28,171,057	(47,394,219)	12,267,085	14,375,561	(273,305,085)	189,944,393	183,104,605	(146,310,863)
Net increase (decrease) in net assets resulting from operations	78,354,034	47,528,444	25,483,718	26,023,368	(38,862,676)	314,301,830	202,719,021	21,920,087
Contract Transactions:
Purchase payments received from contract owners	9,735,281	11,717,868	8,148,642	6,172,051	22,574,053	11,356,894	7,471,615	6,536,699
Net transfers (including fixed account)	(5,373,240)	10,836,128	8,533,292	(776,227)	(29,315,302)	(112,255,586)	(30,240,030)	(15,863,605)
Contract charges	(15,683,349)	(15,960,926)	(2,250,540)	(2,197,318)	(3,759,721)	(4,054,439)	(36,332,205)	(36,683,951)
Transfers for contract benefits and terminations	(72,144,831)	(62,509,253)	(24,812,108)	(18,807,857)	(53,783,657)	(35,750,292)	(151,444,674)	(133,604,857)
Net increase (decrease) in net assets resulting from contract transactions	(83,466,139)	(55,916,183)	(10,380,714)	(15,609,351)	(64,284,627)	(140,703,423)	(210,545,294)	(179,615,714)
Net increase (decrease) in net assets	(5,112,105)	(8,387,739)	15,103,004	10,414,017	(103,147,303)	173,598,407	(7,826,273)	(157,695,627)
Net Assets:
Beginning of year	986,060,233	994,447,972	258,356,970	247,942,953	431,483,601	257,885,194	1,915,973,321	2,073,668,948
End of year	$980,948,128	$986,060,233	$273,459,974	$258,356,970	$328,336,298	$431,483,601	$1,908,147,048	$1,915,973,321

The accompanying notes are an integral part of these financial statements.

	BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,136,262)	$2,596,780	$(5,072,833)	$5,818,934	$4,009,844	$27,464,183
Net realized gains (losses)	13,770,317	9,833,366	686,232	(4,791,734)	60,921,221	6,286,396
Change in unrealized gains (losses) on investments	(4,078,038)	1,750,617	27,374,499	48,170,770	(106,878,547)	51,893,279
Net increase (decrease) in net assets resulting from operations	7,556,017	14,180,763	22,987,898	49,197,970	(41,947,482)	85,643,858
Contract Transactions:
Purchase payments received from contract owners	2,298,692	5,149,838	27,064,569	7,827,397	41,056,815	40,003,924
Net transfers (including fixed account)	1,084,271	2,675,916	71,246,561	10,103,178	176,368,362	87,970,333
Contract charges	(2,476,547)	(2,332,622)	(6,988,553)	(7,327,949)	(16,497,335)	(17,232,322)
Transfers for contract benefits and terminations	(11,113,862)	(7,383,614)	(55,573,609)	(42,938,759)	(130,904,225)	(100,879,675)
Net increase (decrease) in net assets resulting from contract transactions	(10,207,446)	(1,890,482)	35,748,968	(32,336,133)	70,023,617	9,862,260
Net increase (decrease) in net assets	(2,651,429)	12,290,281	58,736,866	16,861,837	28,076,135	95,506,118
Net Assets:
Beginning of year	154,018,455	141,728,174	566,992,468	550,130,631	1,420,749,056	1,325,242,938
End of year	$151,367,026	$154,018,455	$625,729,334	$566,992,468	$1,448,825,191	$1,420,749,056

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account		BHFTI SSGA Growth ETF Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(8,883,797)	$3,145,569	$15,138	$14,777	$3,515,337	$13,072,518	$(393,092)	$3,449,686
Net realized gains (losses)	15,466,087	48,259,460	24,845	27,408	74,643,488	41,746,735	34,370,682	17,281,852
Change in unrealized gains (losses) on investments	72,062,072	(48,800,591)	(309,810)	300,966	58,450,799	33,860,469	31,978,559	14,802,027
Net increase (decrease) in net assets resulting from operations	78,644,362	2,604,438	(269,827)	343,151	136,609,624	88,679,722	65,956,149	35,533,565
Contract Transactions:
Purchase payments received from contract owners	4,427,309	8,839,639	2,926,180	944,278	21,983,229	24,143,427	5,535,499	5,012,342
Net transfers (including fixed account)	(32,059,951)	(12,810,341)	1,512,419	49,102	(16,504,339)	(18,931,797)	(7,153,193)	(4,644,959)
Contract charges	(13,757,594)	(14,400,730)	(30,539)	(9,069)	(16,025,081)	(16,183,540)	(5,394,855)	(5,404,932)
Transfers for contract benefits and terminations	(71,703,922)	(59,485,083)	(77,728)	(16,923)	(98,389,179)	(73,697,096)	(37,247,671)	(25,772,462)
Net increase (decrease) in net assets resulting from contract transactions	(113,094,158)	(77,856,515)	4,330,332	967,388	(108,935,370)	(84,669,006)	(44,260,220)	(30,810,011)
Net increase (decrease) in net assets	(34,449,796)	(75,252,077)	4,060,505	1,310,539	27,674,254	4,010,716	21,695,929	4,723,554
Net Assets:
Beginning of year	846,491,549	921,743,626	2,181,864	871,325	1,209,902,902	1,205,892,186	435,829,981	431,106,427
End of year	$812,041,753	$846,491,549	$6,242,369	$2,181,864	$1,237,577,156	$1,209,902,902	$457,525,910	$435,829,981

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account		BHFTI TCW Core Fixed Income Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,366,406	$6,000,508	$(9,126,646)	$(7,468,062)	$131	$3,845
Net realized gains (losses)	16,083,580	45,506,567	69,178,858	58,458,375	17,531	3,117
Change in unrealized gains (losses) on investments	152,964,184	(37,991,247)	14,076,580	56,580,320	(25,645)	14,754
Net increase (decrease) in net assets resulting from operations	172,414,170	13,515,828	74,128,792	107,570,633	(7,983)	21,716
Contract Transactions:
Purchase payments received from contract owners	40,860,191	23,503,757	41,157,882	31,185,586	—	2,796
Net transfers (including fixed account)	(11,176,156)	19,643,865	(18,311,255)	(26,688,481)	(29,967)	72,967
Contract charges	(5,070,451)	(4,442,605)	(5,280,528)	(4,997,356)	(95)	(209)
Transfers for contract benefits and terminations	(75,335,230)	(51,525,926)	(52,466,145)	(36,215,797)	(38,918)	(27,128)
Net increase (decrease) in net assets resulting from contract transactions	(50,721,646)	(12,820,909)	(34,900,046)	(36,716,048)	(68,980)	48,426
Net increase (decrease) in net assets	121,692,524	694,919	39,228,746	70,854,585	(76,963)	70,142
Net Assets:
Beginning of year	730,729,576	730,034,657	573,354,065	502,499,480	348,529	278,387
End of year	$852,422,100	$730,729,576	$612,582,811	$573,354,065	$271,566	$348,529

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account		BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,003,012)	$(146,841)	$3,845,653	$5,509,780	$(2,008,702)	$690,050	$1,682,782	$1,931,442
Net realized gains (losses)	18,460,907	12,469,203	1,210,913	3,513,075	34,441,414	23,709,378	3,087,640	284,507
Change in unrealized gains (losses) on investments	48,355,874	3,886,382	(23,210,249)	23,067,476	(37,868,538)	29,249,305	(7,727,970)	4,641,377
Net increase (decrease) in net assets resulting from operations	65,813,769	16,208,744	(18,153,683)	32,090,331	(5,435,826)	53,648,733	(2,957,548)	6,857,326
Contract Transactions:
Purchase payments received from contract owners	8,213,757	4,353,474	8,214,518	10,830,355	7,285,660	3,985,184	36,132,873	24,075,816
Net transfers (including fixed account)	(20,013,994)	7,728,035	7,135,814	81,277,000	10,901,241	(10,436,813)	27,025,915	14,701,532
Contract charges	(2,807,638)	(2,626,030)	(9,825,774)	(10,805,844)	(2,780,017)	(2,827,630)	(1,489,379)	(1,192,374)
Transfers for contract benefits and terminations	(26,842,187)	(17,156,633)	(58,463,158)	(59,715,355)	(22,628,433)	(15,552,773)	(11,526,311)	(7,921,304)
Net increase (decrease) in net assets resulting from contract transactions	(41,450,062)	(7,701,154)	(52,938,600)	21,586,156	(7,221,549)	(24,832,032)	50,143,098	29,663,670
Net increase (decrease) in net assets	24,363,707	8,507,590	(71,092,283)	53,676,487	(12,657,375)	28,816,701	47,185,550	36,520,996
Net Assets:
Beginning of year	234,991,906	226,484,316	558,892,995	505,216,508	252,669,174	223,852,473	131,130,209	94,609,213
End of year	$259,355,613	$234,991,906	$487,800,712	$558,892,995	$240,011,799	$252,669,174	$178,315,759	$131,130,209

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Capital Appreciation Sub-Account		BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,567,788)	$(973,898)	$(4,516,376)	$383,523	$2,297,534	$1,855,716
Net realized gains (losses)	17,164,788	9,459,217	(688,637)	378,354	4,637,341	4,064,995
Change in unrealized gains (losses) on investments	4,023,033	15,721,844	(925,927)	(5,090,053)	(3,568,588)	8,007,508
Net increase (decrease) in net assets resulting from operations	19,620,033	24,207,163	(6,130,940)	(4,328,176)	3,366,287	13,928,219
Contract Transactions:
Purchase payments received from contract owners	27,606,988	22,600,025	18,546,065	22,058,170	3,215,215	3,714,804
Net transfers (including fixed account)	(2,103,942)	(1,573,369)	28,427,023	102,824,675	(12,291,471)	42,326,595
Contract charges	(967,879)	(609,369)	(4,435,597)	(4,531,572)	(2,000,138)	(1,854,278)
Transfers for contract benefits and terminations	(6,590,488)	(4,064,308)	(58,054,606)	(64,027,417)	(13,491,935)	(15,494,179)
Net increase (decrease) in net assets resulting from contract transactions	17,944,679	16,352,979	(15,517,115)	56,323,856	(24,568,329)	28,692,942
Net increase (decrease) in net assets	37,564,712	40,560,142	(21,648,055)	51,995,680	(21,202,042)	42,621,161
Net Assets:
Beginning of year	93,250,965	52,690,823	333,755,587	281,759,907	171,713,251	129,092,090
End of year	$130,815,677	$93,250,965	$312,107,532	$333,755,587	$150,511,209	$171,713,251
The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Brighthouse Asset Allocation 40 Sub-Account		BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$33,039,301	$32,750,916	$32,194,319	$33,387,668	$3,288,307	$9,777,109	$(1,482,921)	$(1,231,914)
Net realized gains (losses)	112,959,009	113,527,759	335,394,833	316,535,650	423,431,419	406,622,975	10,323,019	1,518,239
Change in unrealized gains (losses) on investments	24,876,061	114,263,085	154,606,161	268,030,380	259,802,846	278,241,512	31,159,801	7,630,031
Net increase (decrease) in net assets resulting from operations	170,874,371	260,541,760	522,195,313	617,953,698	686,522,572	694,641,596	39,999,899	7,916,356
Contract Transactions:
Purchase payments received from contract owners	14,699,489	13,770,209	42,892,627	47,660,850	19,923,934	16,768,529	3,462,245	1,815,897
Net transfers (including fixed account)	(22,060,264)	(5,973,147)	24,541,668	(76,332,848)	(53,950,251)	(99,682,933)	(12,654,145)	2,833,813
Contract charges	(37,297,067)	(38,827,661)	(63,456,978)	(64,169,948)	(54,897,692)	(55,759,489)	(1,124,399)	(1,060,310)
Transfers for contract benefits and terminations	(303,763,681)	(265,387,285)	(556,722,079)	(416,978,065)	(534,553,648)	(384,139,055)	(17,287,838)	(12,710,225)
Net increase (decrease) in net assets resulting from contract transactions	(348,421,523)	(296,417,884)	(552,744,762)	(509,820,011)	(623,477,657)	(522,812,948)	(27,604,137)	(9,120,825)
Net increase (decrease) in net assets	(177,547,152)	(35,876,124)	(30,549,449)	108,133,687	63,044,915	171,828,648	12,395,762	(1,204,469)
Net Assets:
Beginning of year	3,099,064,028	3,134,940,152	5,852,675,428	5,744,541,741	5,531,534,653	5,359,706,005	170,862,438	172,066,907
End of year	$2,921,516,876	$3,099,064,028	$5,822,125,979	$5,852,675,428	$5,594,579,568	$5,531,534,653	$183,258,200	$170,862,438

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(23,070)	$524,660	$(1,720,358)	$(156,112)	$(1,395,961)	$(1,118,716)
Net realized gains (losses)	3,578,270	57,898	68,155,582	85,366,720	16,059,786	9,531,808
Change in unrealized gains (losses) on investments	4,124,257	4,378,257	98,630,328	(19,678,173)	(3,941,867)	11,594,314
Net increase (decrease) in net assets resulting from operations	7,679,457	4,960,815	165,065,552	65,532,435	10,721,958	20,007,406
Contract Transactions:
Purchase payments received from contract owners	1,636,745	2,030,561	10,482,968	8,917,231	5,825,170	3,135,442
Net transfers (including fixed account)	(4,386,995)	(431,664)	(16,068,611)	1,386,287	(3,545,462)	(2,725,343)
Contract charges	(654,771)	(642,386)	(6,890,337)	(7,124,180)	(753,553)	(693,929)
Transfers for contract benefits and terminations	(5,362,186)	(4,729,973)	(91,439,590)	(61,772,122)	(8,601,831)	(5,065,565)
Net increase (decrease) in net assets resulting from contract transactions	(8,767,207)	(3,773,462)	(103,915,570)	(58,592,784)	(7,075,676)	(5,349,395)
Net increase (decrease) in net assets	(1,087,750)	1,187,353	61,149,982	6,939,651	3,646,282	14,658,011
Net Assets:
Beginning of year	67,120,202	65,932,849	776,617,058	769,677,407	85,697,376	71,039,365
End of year	$66,032,452	$67,120,202	$837,767,040	$776,617,058	$89,343,658	$85,697,376

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Jennison Growth Sub-Account		BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account		BHFTII MetLife Aggregate Bond Index Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(11,595,394)	$(9,412,051)	$(256,556)	$(210,617)	$(5,661)	$(3,600)	$3,196,900	$4,260,933
Net realized gains (losses)	189,589,876	101,475,957	1,504,941	991,237	48,704	33,439	50,477	1,370,925
Change in unrealized gains (losses) on investments	(71,152,833)	177,254,507	1,427,140	633,883	(9,297)	66,952	(16,251,489)	11,341,819
Net increase (decrease) in net assets resulting from operations	106,841,649	269,318,413	2,675,525	1,414,503	33,746	96,791	(13,004,112)	16,973,677
Contract Transactions:
Purchase payments received from contract owners	43,693,280	25,736,100	3,500	17,452	—	—	17,076,809	16,688,810
Net transfers (including fixed account)	(40,264,662)	(60,334,887)	(1,861,667)	374,148	(8,394)	77,184	18,171,609	46,270,612
Contract charges	(5,402,544)	(5,039,977)	(184,042)	(168,984)	(398)	(648)	(4,681,036)	(4,956,440)
Transfers for contract benefits and terminations	(69,256,224)	(49,626,182)	(1,098,335)	(802,058)	(12,868)	—	(29,008,118)	(31,601,714)
Net increase (decrease) in net assets resulting from contract transactions	(71,230,150)	(89,264,946)	(3,140,544)	(579,442)	(21,660)	76,536	1,559,264	26,401,268
Net increase (decrease) in net assets	35,611,499	180,053,467	(465,019)	835,061	12,086	173,327	(11,444,848)	43,374,945
Net Assets:
Beginning of year	716,346,217	536,292,750	14,461,467	13,626,406	412,523	239,196	355,911,421	312,536,476
End of year	$751,957,716	$716,346,217	$13,996,448	$14,461,467	$424,609	$412,523	$344,466,573	$355,911,421

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account		BHFTII MetLife Russell 2000® Index Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,102,921)	$(319,929)	$65,616	$1,369,556	$(1,325,608)	$(483,156)
Net realized gains (losses)	16,091,749	10,427,757	4,113,836	1,142,818	18,680,648	10,961,211
Change in unrealized gains (losses) on investments	23,781,323	11,329,361	10,357,474	12,272,777	5,774,577	21,144,333
Net increase (decrease) in net assets resulting from operations	38,770,151	21,437,189	14,536,926	14,785,151	23,129,617	31,622,388
Contract Transactions:
Purchase payments received from contract owners	15,151,359	9,333,133	8,064,837	5,994,771	18,923,060	11,432,032
Net transfers (including fixed account)	(10,948,550)	(2,115,743)	(1,164,292)	38,903,355	(8,525,116)	(8,291,100)
Contract charges	(1,523,767)	(1,344,846)	(1,651,256)	(1,336,569)	(1,660,673)	(1,477,049)
Transfers for contract benefits and terminations	(19,407,635)	(9,763,878)	(13,283,905)	(7,582,820)	(16,178,890)	(10,177,349)
Net increase (decrease) in net assets resulting from contract transactions	(16,728,593)	(3,891,334)	(8,034,616)	35,978,737	(7,441,619)	(8,513,466)
Net increase (decrease) in net assets	22,041,558	17,545,855	6,502,310	50,763,888	15,687,998	23,108,922
Net Assets:
Beginning of year	180,519,009	162,973,154	170,214,542	119,450,654	185,343,457	162,234,535
End of year	$202,560,567	$180,519,009	$176,716,852	$170,214,542	$201,031,455	$185,343,457

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account		BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,043,226)	$1,270,587	$69,610	$250,341	$(499,134)	$695,475	$(2,442,720)	$(2,015,992)
Net realized gains (losses)	91,152,048	63,419,437	2,952,735	1,739,288	10,083,774	17,417,647	16,965,401	12,346,310
Change in unrealized gains (losses) on investments	104,396,794	40,504,449	1,211,492	467,682	63,012,625	(8,000,607)	9,214,719	18,758,555
Net increase (decrease) in net assets resulting from operations	194,505,616	105,194,473	4,233,837	2,457,311	72,597,265	10,112,515	23,737,400	29,088,873
Contract Transactions:
Purchase payments received from contract owners	70,173,149	36,169,274	163,469	321,070	19,852,056	14,861,984	6,439,822	5,865,004
Net transfers (including fixed account)	(34,130,449)	(13,960,903)	441,791	(447,909)	(5,443,252)	17,513,849	(6,827,265)	(3,817,451)
Contract charges	(5,969,858)	(5,228,784)	(227,237)	(242,770)	(3,245,357)	(2,921,418)	(1,260,981)	(1,186,621)
Transfers for contract benefits and terminations	(71,426,637)	(45,571,589)	(4,175,870)	(3,504,046)	(27,298,021)	(20,219,196)	(13,356,123)	(10,021,156)
Net increase (decrease) in net assets resulting from contract transactions	(41,353,795)	(28,592,002)	(3,797,847)	(3,873,655)	(16,134,574)	9,235,219	(15,004,547)	(9,160,224)
Net increase (decrease) in net assets	153,151,821	76,602,471	435,990	(1,416,344)	56,462,691	19,347,734	8,732,853	19,928,649
Net Assets:
Beginning of year	753,554,421	676,951,950	35,917,712	37,334,056	315,089,588	295,741,854	150,890,704	130,962,055
End of year	$906,706,242	$753,554,421	$36,353,702	$35,917,712	$371,552,279	$315,089,588	$159,623,557	$150,890,704

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Sub-Account		BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(7,249,163)	$(5,520,986)	$(224,943)	$(181,541)	$(385,006)	$(194,824)
Net realized gains (losses)	66,400,516	32,601,173	2,404,005	1,536,478	2,622,783	(6,688,004)
Change in unrealized gains (losses) on investments	21,024,892	87,467,245	(638,690)	1,480,419	9,818,322	21,422,182
Net increase (decrease) in net assets resulting from operations	80,176,245	114,547,432	1,540,372	2,835,356	12,056,099	14,539,354
Contract Transactions:
Purchase payments received from contract owners	51,312,633	42,842,494	258,754	235,070	121,243	150,749
Net transfers (including fixed account)	(19,886,410)	(31,742,189)	3,836	(640,004)	(10,505,837)	(6,552,694)
Contract charges	(4,026,268)	(3,379,464)	(63,006)	(62,468)	(1,025,495)	(1,003,049)
Transfers for contract benefits and terminations	(41,334,498)	(28,415,032)	(1,901,597)	(1,253,489)	(5,804,784)	(4,591,340)
Net increase (decrease) in net assets resulting from contract transactions	(13,934,543)	(20,694,191)	(1,702,013)	(1,720,891)	(17,214,873)	(11,996,334)
Net increase (decrease) in net assets	66,241,702	93,853,241	(161,641)	1,114,465	(5,158,774)	2,543,020
Net Assets:
Beginning of year	442,547,408	348,694,167	16,015,237	14,900,772	73,755,840	71,212,820
End of year	$508,789,110	$442,547,408	$15,853,596	$16,015,237	$68,597,066	$73,755,840

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account		BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account		Delaware Ivy VIP Asset Strategy Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,279,763	$39,902,222	$2,460,824	$3,168,114	$(145,766)	$48,023	$1,099	$1,192
Net realized gains (losses)	3,137,149	(148,652)	(377,330)	429,984	6,533,047	1,538,623	29,505	(839)
Change in unrealized gains (losses) on investments	(12,444,895)	5,161,095	(10,174,537)	4,236,393	(4,961,866)	2,657,376	(11,291)	13,593
Net increase (decrease) in net assets resulting from operations	12,972,017	44,914,665	(8,091,043)	7,834,491	1,425,415	4,244,022	19,313	13,946
Contract Transactions:
Purchase payments received from contract owners	46,514,310	30,579,242	9,192,703	8,913,188	9,433,960	7,021,183	—	—
Net transfers (including fixed account)	110,051,153	35,472,462	37,746,973	36,739,610	2,390,570	1,693,328	57,292	(82,557)
Contract charges	(9,441,285)	(10,201,157)	(2,910,093)	(3,010,259)	(303,464)	(177,002)	(4)	(3)
Transfers for contract benefits and terminations	(125,099,616)	(90,440,815)	(31,126,660)	(31,420,323)	(1,635,513)	(1,151,873)	(19,868)	(23,200)
Net increase (decrease) in net assets resulting from contract transactions	22,024,562	(34,590,268)	12,902,923	11,222,216	9,885,553	7,385,636	37,420	(105,760)
Net increase (decrease) in net assets	34,996,579	10,324,397	4,811,880	19,056,707	11,310,968	11,629,658	56,733	(91,814)
Net Assets:
Beginning of year	969,052,660	958,728,263	244,874,773	225,818,066	27,407,903	15,778,245	210,508	302,322
End of year	$1,004,049,239	$969,052,660	$249,686,653	$244,874,773	$38,718,871	$27,407,903	$267,241	$210,508

The accompanying notes are an integral part of these financial statements.

	DWS CROCI® International VIP Sub-Account		Federated Hermes High Income Bond Fund II Sub-Account		Federated Hermes Kaufman Fund II Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$114,220	$197,698	$81	$95	$(1,447)	$(1,215)
Net realized gains (losses)	(188,536)	(569,083)	(2)	(3)	7,439	8,163
Change in unrealized gains (losses) on investments	851,595	374,017	(1)	—	(4,892)	14,532
Net increase (decrease) in net assets resulting from operations	777,279	2,632	78	92	1,100	21,480
Contract Transactions:
Purchase payments received from contract owners	243,414	360,945	—	—	—	—
Net transfers (including fixed account)	(132,728)	(572,730)	—	—	—	—
Contract charges	(498)	(519)	—	—	—	—
Transfers for contract benefits and terminations	(958,203)	(693,332)	(1)	(3)	(137)	(4)
Net increase (decrease) in net assets resulting from contract transactions	(848,015)	(905,636)	(1)	(3)	(137)	(4)
Net increase (decrease) in net assets	(70,736)	(903,004)	77	89	963	21,476
Net Assets:
Beginning of year	9,977,640	10,880,644	2,252	2,163	101,018	79,542
End of year	$9,906,904	$9,977,640	$2,329	$2,252	$101,981	$101,018

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Fidelity® VIP Asset Manager Sub-Account		Fidelity® VIP Contrafund® Sub-Account		Fidelity® VIP Equity-Income Sub-Account		Fidelity® VIP FundsManager 50% Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$141,264	$81,606	$(9,298,036)	$(7,198,489)	$19,778	$14,908	$(30,682,838)	$(29,513,775)
Net realized gains (losses)	1,453,856	848,537	134,504,817	34,637,572	561,603	161,039	126,176,675	93,656,760
Change in unrealized gains (losses) on investments	3,675,032	6,709,432	37,970,676	126,422,939	305,858	(3,260)	172,806,440	314,484,952
Net increase (decrease) in net assets resulting from operations	5,270,152	7,639,575	163,177,457	153,862,022	887,239	172,687	268,300,277	378,627,937
Contract Transactions:
Purchase payments received from contract owners	607,124	759,047	23,300,905	15,943,988	454	4,085	10,063,126	8,801,134
Net transfers (including fixed account)	(538,221)	(990,768)	(16,970,297)	(39,532,418)	(14,817)	(75,557)	—	—
Contract charges	(5,372)	(5,741)	(4,082,818)	(4,405,617)	—	—	—	—
Transfers for contract benefits and terminations	(6,228,097)	(4,172,988)	(87,905,022)	(58,313,087)	(452,045)	(319,387)	(359,408,936)	(454,307,552)
Net increase (decrease) in net assets resulting from contract transactions	(6,164,566)	(4,410,450)	(85,657,232)	(86,307,134)	(466,408)	(390,859)	(349,345,810)	(445,506,418)
Net increase (decrease) in net assets	(894,414)	3,229,125	77,520,225	67,554,888	420,831	(218,172)	(81,045,533)	(66,878,481)
Net Assets:
Beginning of year	64,858,456	61,629,331	663,261,038	595,706,150	4,004,556	4,222,728	3,574,480,341	3,641,358,822
End of year	$63,964,042	$64,858,456	$740,781,263	$663,261,038	$4,425,387	$4,004,556	$3,493,434,808	$3,574,480,341

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP FundsManager 60% Sub-Account		Fidelity® VIP Government Money Market Sub-Account		Fidelity® VIP Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(19,861,423)	$(19,180,248)	$(206,153)	$(163,795)	$(3,579,462)	$(2,685,665)
Net realized gains (losses)	75,007,200	52,153,842	—	—	69,415,369	29,576,289
Change in unrealized gains (losses) on investments	159,947,503	217,739,077	—	3	(14,291,631)	49,605,542
Net increase (decrease) in net assets resulting from operations	215,093,280	250,712,671	(206,153)	(163,792)	51,544,276	76,496,166
Contract Transactions:
Purchase payments received from contract owners	8,459,894	5,848,369	568,260	536,501	1,465,534	1,395,477
Net transfers (including fixed account)	—	—	(71,210)	888,602	(2,767,036)	(7,021,605)
Contract charges	—	—	(890)	(1,172)	(12,767)	(13,275)
Transfers for contract benefits and terminations	(204,474,534)	(209,805,423)	(1,166,119)	(1,734,760)	(25,268,505)	(13,072,629)
Net increase (decrease) in net assets resulting from contract transactions	(196,014,640)	(203,957,054)	(669,959)	(310,829)	(26,582,774)	(18,712,032)
Net increase (decrease) in net assets	19,078,640	46,755,617	(876,112)	(474,621)	24,961,502	57,784,134
Net Assets:
Beginning of year	2,205,226,749	2,158,471,132	15,788,668	16,263,289	250,231,284	192,447,150
End of year	$2,224,305,389	$2,205,226,749	$14,912,556	$15,788,668	$275,192,786	$250,231,284

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Fidelity® VIP Index 500 Sub-Account		Fidelity® VIP Mid Cap Sub-Account		Fidelity® VIP Overseas Sub-Account		FTVIPT Franklin Income VIP Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(77,524)	$240,046	$(4,360,757)	$(3,429,792)	$(34,583)	$(31,421)	$7,387,547	$8,919,683
Net realized gains (losses)	5,279,679	3,918,335	92,894,290	2,813,681	528,521	114,696	2,223,917	(644,461)
Change in unrealized gains (losses) on investments	12,679,218	5,714,145	333,255	62,287,844	321,803	497,204	21,912,353	(10,177,429)
Net increase (decrease) in net assets resulting from operations	17,881,373	9,872,526	88,866,788	61,671,733	815,741	580,479	31,523,817	(1,902,207)
Contract Transactions:
Purchase payments received from contract owners	—	—	12,968,855	7,192,083	47,216	79,635	4,632,960	5,220,418
Net transfers (including fixed account)	(709,423)	(1,562,573)	(39,844,100)	3,462,733	85,743	7,152	4,103,913	13,066,084
Contract charges	(13,079)	(13,329)	(4,212,793)	(4,081,708)	(32)	(40)	(2,198,632)	(2,297,207)
Transfers for contract benefits and terminations	(5,600,133)	(4,387,482)	(61,032,830)	(37,637,288)	(345,114)	(279,058)	(32,944,263)	(22,937,002)
Net increase (decrease) in net assets resulting from contract transactions	(6,322,635)	(5,963,384)	(92,120,868)	(31,064,180)	(212,187)	(192,311)	(26,406,022)	(6,947,707)
Net increase (decrease) in net assets	11,558,738	3,909,142	(3,254,080)	30,607,553	603,554	388,168	5,117,795	(8,849,914)
Net Assets:
Beginning of year	69,401,996	65,492,854	410,629,430	380,021,877	4,536,930	4,148,762	216,756,722	225,606,636
End of year	$80,960,734	$69,401,996	$407,375,350	$410,629,430	$5,140,484	$4,536,930	$221,874,517	$216,756,722

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Mutual Shares VIP Sub-Account		FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,519,636	$1,445,993	$(455,916)	$158,076	$10,487	$908,493
Net realized gains (losses)	1,582,352	3,324,246	6,156,771	4,354,151	36,693	(598,168)
Change in unrealized gains (losses) on investments	14,803,421	(10,846,317)	21,207,057	1,725,038	1,744,095	(1,486,736)
Net increase (decrease) in net assets resulting from operations	17,905,409	(6,076,078)	26,907,912	6,237,265	1,791,275	(1,176,411)
Contract Transactions:
Purchase payments received from contract owners	1,436,773	916,448	3,382,102	1,899,284	49,122	248,122
Net transfers (including fixed account)	(3,545,678)	9,797,079	(12,084,336)	7,199,941	1,405,436	6,776,039
Contract charges	(1,029,234)	(1,023,570)	(1,358,015)	(1,272,096)	(800,583)	(766,610)
Transfers for contract benefits and terminations	(16,640,594)	(9,786,742)	(19,487,363)	(11,058,298)	(5,496,984)	(3,738,397)
Net increase (decrease) in net assets resulting from contract transactions	(19,778,733)	(96,785)	(29,547,612)	(3,231,169)	(4,843,009)	2,519,154
Net increase (decrease) in net assets	(1,873,324)	(6,172,863)	(2,639,700)	3,006,096	(3,051,734)	1,342,743
Net Assets:
Beginning of year	106,118,890	112,291,753	119,743,223	116,737,127	66,331,113	64,988,370
End of year	$104,245,566	$106,118,890	$117,103,523	$119,743,223	$63,279,379	$66,331,113

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	FTVIPT Templeton Global Bond VIP Sub-Account		Invesco V.I. American Franchise Sub-Account		Invesco V.I. Core Equity Sub-Account		Invesco V.I. Equity and Income Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,396,657)	$11,761,720	$(63)	$(44)	$(959)	$(100)	$1,375,883	$4,543,158
Net realized gains (losses)	(2,816,717)	(3,298,883)	566	276	7,420	25,505	26,906,404	28,309,650
Change in unrealized gains (losses) on investments	(6,200,864)	(20,376,411)	(86)	995	20,697	(15,441)	69,821,554	10,762,941
Net increase (decrease) in net assets resulting from operations	(11,414,238)	(11,913,574)	417	1,227	27,158	9,964	98,103,841	43,615,749
Contract Transactions:
Purchase payments received from contract owners	5,490,347	3,779,095	—	—	—	—	22,519,898	17,526,750
Net transfers (including fixed account)	32,405,869	15,757,677	15	—	—	—	(6,647,231)	6,884,456
Contract charges	(1,882,241)	(2,218,371)	—	—	—	—	(6,372,508)	(6,520,771)
Transfers for contract benefits and terminations	(25,815,796)	(17,711,995)	—	(9)	(26,327)	(27,222)	(82,141,159)	(53,122,862)
Net increase (decrease) in net assets resulting from contract transactions	10,198,179	(393,594)	15	(9)	(26,327)	(27,222)	(72,641,000)	(35,232,427)
Net increase (decrease) in net assets	(1,216,059)	(12,307,168)	432	1,218	831	(17,258)	25,462,841	8,383,322
Net Assets:
Beginning of year	173,071,451	185,378,619	4,236	3,018	112,133	129,391	610,260,400	601,877,078
End of year	$171,855,392	$173,071,451	$4,668	$4,236	$112,964	$112,133	$635,723,241	$610,260,400

The accompanying notes are an integral part of these financial statements.

	Invesco V.I. International Growth Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account		Invesco V.I. Main Street® Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(785,348)	$1,618,731	$(1,309,356)	$(901,697)	$(147)	$21
Net realized gains (losses)	24,500,148	10,833,298	16,116,105	3,716,456	1,403	1,702
Change in unrealized gains (losses) on investments	(13,861,652)	12,955,099	5,994,748	15,021,745	3,635	372
Net increase (decrease) in net assets resulting from operations	9,853,148	25,407,128	20,801,497	17,836,504	4,891	2,095
Contract Transactions:
Purchase payments received from contract owners	3,690,581	1,739,543	3,742,676	1,380,879	—	—
Net transfers (including fixed account)	12,500,249	3,770,611	(9,982,820)	(527,700)	—	—
Contract charges	(2,371,882)	(2,608,092)	(1,012,942)	(993,211)	—	—
Transfers for contract benefits and terminations	(36,002,489)	(24,393,910)	(15,665,518)	(9,053,692)	(229)	(4)
Net increase (decrease) in net assets resulting from contract transactions	(22,183,541)	(21,491,848)	(22,918,604)	(9,193,724)	(229)	(4)
Net increase (decrease) in net assets	(12,330,393)	3,915,280	(2,117,107)	8,642,780	4,662	2,091
Net Assets:
Beginning of year	237,626,413	233,711,133	107,042,693	98,399,913	19,021	16,930
End of year	$225,296,020	$237,626,413	$104,925,586	$107,042,693	$23,683	$19,021

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Invesco V.I. U.S. Government Money Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account		LMPVET ClearBridge Variable Large Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(35)	$(32)	$(4,140,826)	$(1,580,411)	$(154,168)	$(181,966)	$(50,458)	$(42,923)
Net realized gains (losses)	—	—	54,317,777	32,653,803	32,902,967	8,423,693	400,066	260,791
Change in unrealized gains (losses) on investments	—	3	46,244,168	21,144,208	21,569,814	4,735,197	164,809	404,928
Net increase (decrease) in net assets resulting from operations	(35)	(29)	96,421,119	52,217,600	54,318,613	12,976,924	514,417	622,796
Contract Transactions:
Purchase payments received from contract owners	—	—	23,002,200	16,520,275	12,282,689	11,978,804	126	3,884
Net transfers (including fixed account)	—	—	(6,389,794)	(4,196,310)	(5,787,812)	1,559,628	114,259	(96,180)
Contract charges	—	—	(4,703,076)	(4,823,166)	(2,438,453)	(2,438,039)	(9,054)	(9,163)
Transfers for contract benefits and terminations	(133)	(167)	(62,591,741)	(43,427,110)	(30,294,898)	(20,717,312)	(331,172)	(221,236)
Net increase (decrease) in net assets resulting from contract transactions	(133)	(167)	(50,682,411)	(35,926,311)	(26,238,474)	(9,616,919)	(225,841)	(322,695)
Net increase (decrease) in net assets	(168)	(196)	45,738,708	16,291,289	28,080,139	3,360,005	288,576	300,101
Net Assets:
Beginning of year	2,749	2,945	457,022,773	440,731,484	228,380,228	225,020,223	2,692,551	2,392,450
End of year	$2,581	$2,749	$502,761,481	$457,022,773	$256,460,367	$228,380,228	$2,981,127	$2,692,551

The accompanying notes are an integral part of these financial statements.

	LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(63,445)	$(19,002)	$(2,315,039)	$(1,865,171)	$632,650	$216,064
Net realized gains (losses)	1,057,774	745,285	32,865,642	19,663,240	2,526,403	1,030,233
Change in unrealized gains (losses) on investments	928,529	(555,261)	(13,298,147)	31,439,799	68,001	1,544,612
Net increase (decrease) in net assets resulting from operations	1,922,858	171,022	17,252,456	49,237,868	3,227,054	2,790,909
Contract Transactions:
Purchase payments received from contract owners	2,978	156	10,335,487	6,005,891	149,240	49,197
Net transfers (including fixed account)	898,620	379,281	(6,913,716)	(11,281,490)	811,046	(87,050)
Contract charges	(110,108)	(83,388)	(1,590,913)	(1,574,462)	(373,201)	(405,611)
Transfers for contract benefits and terminations	(536,928)	(410,654)	(20,352,514)	(11,549,057)	(3,740,332)	(2,861,331)
Net increase (decrease) in net assets resulting from contract transactions	254,562	(114,605)	(18,521,656)	(18,399,118)	(3,153,247)	(3,304,795)
Net increase (decrease) in net assets	2,177,420	56,417	(1,269,200)	30,838,750	73,807	(513,886)
Net Assets:
Beginning of year	7,626,209	7,569,792	158,957,879	128,119,129	33,240,004	33,753,890
End of year	$9,803,629	$7,626,209	$157,688,679	$158,957,879	$33,313,811	$33,240,004

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	LMPVET Franklin Multi-Asset Variable Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account		LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		MFS® VIT Investors Trust Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,729,758	$97,527	$16,226	$399	$3,042,648	$2,250,286	$(33)	$(24)
Net realized gains (losses)	8,008,850	2,588,526	55,737	21,835	(243,653)	(1,165,995)	171	119
Change in unrealized gains (losses) on investments	2,668,533	2,733,906	18,086	25,100	(3,020,258)	3,606,575	830	329
Net increase (decrease) in net assets resulting from operations	12,407,141	5,419,959	90,049	47,334	(221,263)	4,690,866	968	424
Contract Transactions:
Purchase payments received from contract owners	141,694	209,560	—	—	9,931,127	7,919,855	—	—
Net transfers (including fixed account)	(2,246,982)	(787,040)	18,220	(6,664)	11,962,097	2,396,932	—	—
Contract charges	(675,079)	(749,389)	(154)	(223)	(957,401)	(971,661)	—	—
Transfers for contract benefits and terminations	(10,834,962)	(9,226,712)	(56,788)	(35,643)	(11,508,878)	(7,906,935)	(1)	(2)
Net increase (decrease) in net assets resulting from contract transactions	(13,615,329)	(10,553,581)	(38,722)	(42,530)	9,426,945	1,438,191	(1)	(2)
Net increase (decrease) in net assets	(1,208,188)	(5,133,622)	51,327	4,804	9,205,682	6,129,057	967	422
Net Assets:
Beginning of year	68,990,481	74,124,103	612,939	608,135	92,816,868	86,687,811	3,857	3,435
End of year	$67,782,293	$68,990,481	$664,266	$612,939	$102,022,550	$92,816,868	$4,824	$3,857
The accompanying notes are an integral part of these financial statements.

	MFS® VIT New Discovery Sub-Account		MFS® VIT Research Sub-Account		MorganStanley VIF Global Infrastructure Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(143)	$(109)	$(263)	$(159)	$4,919	$631
Net realized gains (losses)	1,737	1,005	1,919	1,031	20,897	(2,628)
Change in unrealized gains (losses) on investments	(1,534)	2,374	4,673	2,703	27,126	(21,349)
Net increase (decrease) in net assets resulting from operations	60	3,270	6,329	3,575	52,942	(23,346)
Contract Transactions:
Purchase payments received from contract owners	—	—	—	—	1,375	1,100
Net transfers (including fixed account)	176	(705)	—	—	(17,967)	(924)
Contract charges	—	—	—	—	(96)	(111)
Transfers for contract benefits and terminations	(204)	(175)	(2)	(4)	(66,286)	(91,377)
Net increase (decrease) in net assets resulting from contract transactions	(28)	(880)	(2)	(4)	(82,974)	(91,312)
Net increase (decrease) in net assets	32	2,390	6,327	3,571	(30,032)	(114,658)
Net Assets:
Beginning of year	9,847	7,457	27,427	23,856	449,718	564,376
End of year	$9,879	$9,847	$33,754	$27,427	$419,686	$449,718

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2021 and 2020

	Neuberger Berman Genesis Sub-Account		PIMCO VIT CommodityRealReturn® Strategy Sub-Account		PIMCO VIT Dynamic Bond Sub-Account		PIMCO VIT Emerging Markets Bond Sub-Account
	2021	2020	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(78)	$(57)	$7,190	$14,491	$1,737	$2,209	$17,498	$20,169
Net realized gains (losses)	963	316	6,605	(61,504)	9,488	7,791	7,715	(48)
Change in unrealized gains (losses) on investments	488	1,286	66,697	15,638	(12,196)	(933)	(49,849)	8,652
Net increase (decrease) in net assets resulting from operations	1,373	1,545	80,492	(31,375)	(971)	9,067	(24,636)	28,773
Contract Transactions:
Purchase payments received from contract owners	—	—	1,075	1,055	750	—	229	2,212
Net transfers (including fixed account)	—	—	(4,387)	(46,066)	51,981	(134,226)	54,088	(16,581)
Contract charges	—	—	(38)	(39)	(57)	(69)	(55)	(81)
Transfers for contract benefits and terminations	(2)	(4)	(126,192)	(48,967)	(108,564)	(108,416)	(205,917)	(106,843)
Net increase (decrease) in net assets resulting from contract transactions	(2)	(4)	(129,542)	(94,017)	(55,890)	(242,711)	(151,655)	(121,293)
Net increase (decrease) in net assets	1,371	1,541	(49,050)	(125,392)	(56,861)	(233,644)	(176,291)	(92,520)
Net Assets:
Beginning of year	8,064	6,523	277,779	403,171	366,337	599,981	714,234	806,754
End of year	$9,435	$8,064	$228,729	$277,779	$309,476	$366,337	$537,943	$714,234

The accompanying notes are an integral part of these financial statements.

	Pioneer VCT Mid Cap Value VCT Sub-Account		Pioneer VCT Real Estate Shares VCT Sub-Account		T. Rowe Price Government Money Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(390,319)	$(211,884)	$(1,691)	$(147)	$(1,400)	$(1,093)
Net realized gains (losses)	1,758,578	1,152,298	(16,929)	49,461	—	—
Change in unrealized gains (losses) on investments	13,212,169	(299,562)	105,051	(65,058)	—	—
Net increase (decrease) in net assets resulting from operations	14,580,428	640,852	86,431	(15,744)	(1,400)	(1,093)
Contract Transactions:
Purchase payments received from contract owners	1,462,846	1,200,623	172	146	—	—
Net transfers (including fixed account)	(2,722,995)	3,234,850	(38,582)	54,283	(1,379)	—
Contract charges	(546,442)	(534,217)	(3,171)	(3,023)	(57)	(63)
Transfers for contract benefits and terminations	(8,691,766)	(5,336,833)	(30,220)	(4,988)	(33,028)	(25,319)
Net increase (decrease) in net assets resulting from contract transactions	(10,498,357)	(1,435,577)	(71,801)	46,418	(34,464)	(25,382)
Net increase (decrease) in net assets	4,082,071	(794,725)	14,630	30,674	(35,864)	(26,475)
Net Assets:
Beginning of year	56,138,597	56,933,322	249,820	219,146	167,411	193,886
End of year	$60,220,668	$56,138,597	$264,450	$249,820	$131,547	$167,411

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2021 and 2020

	T. Rowe Price Growth Stock Sub-Account		T. Rowe Price International Stock Sub-Account		TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2021	2020	2021	2020	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(94,836)	$(77,035)	$(644)	$(2,103)	$(5,355)	$(1,555)
Net realized gains (losses)	1,625,809	1,050,557	52,621	28,290	45,849	24,515

Change in unrealized gains (losses) on investments	261,325	1,726,113	(47,408)	36,922	23,819	30,451
Net increase (decrease) in net assets resulting from operations	1,792,298	2,699,635	4,569	63,109	64,313	53,411
Contract Transactions:

Purchase payments received from contract owners	160,048	328,766	13,623	21,398	—	23,000
Net transfers (including fixed account)	(186,877)	(795,150)	(69,147)	(94,917)	3,260	124,059
Contract charges	(829)	(934)	(45)	(59)	(49)	(92)

Transfers for contract benefits and terminations	(826,214)	(742,855)	(12,137)	(20,778)	(3,752)	(10,032)
Net increase (decrease) in net assets resulting from contract transactions	(853,872)	(1,210,173)	(67,706)	(94,356)	(541)	136,935

Net increase (decrease) in net assets	938,426	1,489,462	(63,137)	(31,247)	63,772	190,346
Net Assets:
Beginning of year	9,990,795	8,501,333	519,664	550,911	387,965	197,619
End of year	$10,929,221	$9,990,795	$456,527	$519,664	$451,737	$387,965

The accompanying notes are an integral part of these financial statements.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Separate Account A (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was initially established by the Board of Directors of Security First Life Insurance Company, a predecessor of the Company, on May 29, 1980, to support the issuance of variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Delaware Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund, portfolio, or series (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

American Funds Insurance Series® ("American Funds®")

BlackRock Variable Series Funds, Inc. ("BlackRock")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Deutsche DWS Variable Series I ("DWS")

Federated Hermes Insurance Series ("Federated Hermes")

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Ivy Variable Insurance Portfolios ("Ivy VIP")

Janus Aspen Series ("Janus Aspen")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

MFS® Variable Insurance Trust ("MFS® VIT")

Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")

Neuberger Berman Equity Funds ("Neuberger Berman")

PIMCO Variable Insurance Trust ("PIMCO VIT")

Pioneer Variable Contracts Trust ("Pioneer VCT")

T. Rowe Price Government Money Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.

T. Rowe Price International Fund, Inc.

The Alger Portfolios ("Alger")

Trust for Advised Portfolios ("TAP")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS

A. Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2021:

Alger Small Cap Growth Sub-Account

American Funds® Global Growth Sub-Account (a)

American Funds® Global Small Capitalization Sub-Account (a)

American Funds® Growth Sub-Account

American Funds® Growth-Income Sub-Account (a)

American Funds® The Bond Fund of America Sub-Account (a)

BHFTI AB Global Dynamic Allocation Sub-Account

BHFTI AB International Bond Sub-Account

BHFTI Allspring Mid Cap Value Sub-Account

BHFTI American Funds® Balanced Allocation Sub-Account

BHFTI American Funds® Growth Allocation Sub-Account

BHFTI American Funds® Growth Sub-Account

BHFTI American Funds® Moderate Allocation Sub-Account

BHFTI BlackRock Global Tactical Strategies Sub-Account

BHFTI BlackRock High Yield Sub-Account (a)

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse Balanced Plus Sub-Account

BHFTI Brighthouse Small Cap Value Sub-Account (a)

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account

BHFTI Brighthouse/Artisan International Sub-Account

BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account

BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account

BHFTI Brighthouse/Templeton International Bond Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account (a)

BHFTI CBRE Global Real Estate Sub-Account

BHFTI Harris Oakmark International Sub-Account (a)

BHFTI Invesco Balanced-Risk Allocation Sub-Account

BHFTI Invesco Comstock Sub-Account

BHFTI Invesco Global Equity Sub-Account

BHFTI Invesco Small Cap Growth Sub-Account (a)

BHFTI JPMorgan Core Bond Sub-Account

BHFTI JPMorgan Global Active Allocation Sub-Account

BHFTI JPMorgan Small Cap Value Sub-Account (a)

BHFTI Loomis Sayles Global Allocation Sub-Account

BHFTI Loomis Sayles Growth Sub-Account (a)

BHFTI MetLife Multi-Index Targeted Risk Sub-Account

BHFTI MFS® Research International Sub-Account (a)

BHFTI Morgan Stanley Discovery Sub-Account (a)

BHFTI PanAgora Global Diversified Risk Sub-Account

BHFTI PanAgora Global Diversified Risk II Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account (a)

BHFTI Schroders Global Multi-Asset Sub-Account

BHFTI SSGA Emerging Markets Enhanced Index Sub-Account

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Large Cap Value Sub-Account (a)

BHFTI T. Rowe Price Mid Cap Growth Sub-Account

BHFTI TCW Core Fixed Income Sub-Account

BHFTI Victory Sycamore Mid Cap Value Sub-Account

BHFTI Western Asset Management Government Income Sub-Account

BHFTII Baillie Gifford International Stock Sub-Account (a)

BHFTII BlackRock Bond Income Sub-Account (a)

BHFTII BlackRock Capital Appreciation Sub-Account (a)

BHFTII BlackRock Ultra-Short Term Bond Sub-Account (a)

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account (a)

BHFTII Brighthouse/Dimensional International Small Company Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account (a)

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account (a)

BHFTII Loomis Sayles Small Cap Core Sub-Account

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Continued)

BHFTII Loomis Sayles Small Cap Growth Sub-Account

BHFTII MetLife Aggregate Bond Index Sub-Account (a)

BHFTII MetLife Mid Cap Stock Index Sub-Account (a)

BHFTII MetLife MSCI EAFE® Index Sub-Account (a)

BHFTII MetLife Russell 2000® Index Sub-Account (a)

BHFTII MetLife Stock Index Sub-Account (a)

BHFTII MFS® Total Return Sub-Account (a)

BHFTII MFS® Value Sub-Account (a)

BHFTII Neuberger Berman Genesis Sub-Account (a)

BHFTII T. Rowe Price Large Cap Growth Sub-Account (a)

BHFTII T. Rowe Price Small Cap Growth Sub-Account (a)

BHFTII VanEck Global Natural Resources Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account (a)

BHFTII Western Asset Management U.S. Government Sub-Account (a)

BlackRock Global Allocation V.I. Sub-Account

Delaware Ivy VIP Asset Strategy Sub-Account

DWS CROCI® International VIP Sub-Account

Federated Hermes High Income Bond Fund II Sub-Account

Federated Hermes Kaufman Fund II Sub-Account

Fidelity® VIP Asset Manager Sub-Account

Fidelity® VIP Contrafund® Sub-Account (a)

Fidelity® VIP Equity-Income Sub-Account

Fidelity® VIP FundsManager 50% Sub-Account

Fidelity® VIP FundsManager 60% Sub-Account

Fidelity® VIP Government Money Market Sub-Account (a)

Fidelity® VIP Growth Sub-Account

Fidelity® VIP Index 500 Sub-Account

Fidelity® VIP Mid Cap Sub-Account

Fidelity® VIP Overseas Sub-Account

FTVIPT Franklin Income VIP Sub-Account

FTVIPT Franklin Mutual Shares VIP Sub-Account

FTVIPT Franklin Small Cap Value VIP Sub-Account

FTVIPT Templeton Foreign VIP Sub-Account

FTVIPT Templeton Global Bond VIP Sub-Account

Invesco V.I. American Franchise Sub-Account

Invesco V.I. Core Equity Sub-Account

Invesco V.I. Equity and Income Sub-Account (a)

Invesco V.I. International Growth Sub-Account (a)

Invesco V.I. Main Street Small Cap® Sub-Account (a)

Invesco V.I. Main Street® Sub-Account

Invesco V.I. U.S. Government Money Sub-Account

LMPVET ClearBridge Variable Appreciation Sub-Account (a)

LMPVET ClearBridge Variable Dividend Strategy Sub-Account (a)

LMPVET ClearBridge Variable Large Cap Growth Sub-Account

LMPVET ClearBridge Variable Large Cap Value Sub-Account

LMPVET ClearBridge Variable Small Cap Growth Sub-Account (a)

LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Growth Sub-Account

LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account

LMPVIT Western Asset Variable Global High Yield Bond Sub-Account (a)

MFS® VIT Investors Trust Sub-Account

MFS® VIT New Discovery Sub-Account

MFS® VIT Research Sub-Account

Morgan Stanley VIF Global Infrastructure Sub-Account

Neuberger Berman Genesis Sub-Account

PIMCO VIT Commodity RealReturn® Strategy Sub-Account

PIMCO VIT Dynamic Bond Sub-Account

PIMCO VIT Emerging Markets Bond Sub-Account

Pioneer VCT Mid Cap Value VCT Sub-Account

Pioneer VCT Real Estate Shares VCT Sub-Account

T. Rowe Price Government Money Sub-Account

T. Rowe Price Growth Stock Sub-Account

T. Rowe Price International Stock Sub-Account

TAP 1919 Variable Socially Responsive Balanced Sub-Account

(a)  This Sub-Account may invest in two or more share classes within the underlying fund, portfolio, or series of the Trusts.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

B. The following Sub-Accounts had no net assets as of December 31, 2021:

Federated Hermes Managed Volatility Fund II Sub-Account

Invesco V.I. Global Strategic Income Sub-Account

Invesco V.I. Growth and Income Sub-Account

Invesco V.I. Core Bond Sub-Account

Janus Henderson Global Research Sub-Account

3.  PORTFOLIO CHANGES

The following Sub-Account ceased operations during the year ended December 31, 2021:

LMPVET Clearbridge Variable Aggressive Growth Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2021:

Name Changes:

Former Name

American Funds® Bond Fund

BHFTI AQR Global Risk Balanced Portfolio

BHFTI Clarion Global Real Estate Portfolio

BHFTI Wells Capital Management Mid Cap Value Portfolio

Invesco Oppenheimer V.I. Global Strategic Income Fund

Invesco Oppenheimer V.I. Government Money Fund

Invesco Oppenheimer V.I. Main Street Fund

Invesco Oppenheimer V.I. Main Street Small Cap Fund

Invesco Oppenheimer V.I. Total Return Bond Fund

Ivy VIP Asset Strategy

LMPVET QS Variable Conservative Growth Fund

LMPVET QS Variable Growth Fund

LMPVET QS Variable Moderate Growth Fund

New Name

American Funds® The Bond Fund of America

BHFTI PanAgora Global Diversified Risk Portfolio II

BHFTI CBRE Global Real Estate Portfolio

BHFTI Allspring Mid Cap Value Portfolio

Invesco V.I. Global Strategic Income Fund

Invesco V.I. U.S. Government Money Portfolio

Invesco V.I. Main Street® Fund

Invesco V.I. Main Street Small Cap® Fund

Invesco V.I. Core Bond Fund

Delaware Ivy VIP Asset Strategy

LMPVET Franklin Multi-Asset Variable Conservative Growth Fund

LMPVET Franklin Multi-Asset Variable Growth Fund

LMPVET Franklin Multi-Asset Variable Moderate Growth Fund

VIT Substitution:

Former Name

LMPVET ClearBridge Variable Aggressive Growth Portfolio

New Name

BHFTI Loomis Sayles Growth Portfolio

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables. The assumed investment return is between 3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. Annuity payouts are reported as contract transactions on the statement of changes in net assets of the applicable Sub-Accounts.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

Net Transfers

Assets transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges paid to the Company are asset-based charges assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

Optional Death Benefit Rider — For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

Distribution Expense — The risk that surrender charges will be insufficient to cover the actual costs of distribution which includes commissions, fees, registration costs, direct and indirect selling expenses.

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Guaranteed Withdrawal Benefit for Life — For an additional charge that includes the Mortality and Expense Risk charge and a Guaranteed Withdrawal Benefit, the Company will guarantee the periodic return on the investment for life of a single annuitant or joint annuitants.

Earnings Preservation Benefit — For an additional charge, the Company will provide this additional death benefit.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2021:

Mortality and Expense Risk	0.70	% - 2.05%
Administrative	0.10	% - 0.25%
Optional Death Benefit Rider	0.15	% - 0.35%
Distribution Expense	0.10%
Guaranteed Minimum Accumulation Benefit	1.50%
Guaranteed Withdrawal Benefit for Life	1.90	% - 2.05%
Earnings Preservation Benefit	0.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

Guaranteed Minimum Accumulation Benefit — For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

Lifetime Withdrawal Guarantee — For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

Guaranteed Minimum Income Benefit — For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

Enhanced Death Benefit — For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

Enhanced Guaranteed Withdrawal Benefit — For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2021:

Guaranteed Minimum Accumulation Benefit	0.75%
Lifetime Withdrawal Guarantee	0.50	% - 1.70%
Guaranteed Withdrawal Benefit	0.25	% - 1.80%
Guaranteed Minimum Income Benefit	0.50	% - 1.15%
Enhanced Death Benefit	0.60	% - 1.35%
Enhanced Guaranteed Withdrawal Benefit	0.50	% - 1.00%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee ranging from $30 to $50 is assessed on an annual basis for Contracts with a value of less than $50,000 to $75,000. A transfer fee ranging from $0 to $25 may be deducted after twelve transfers are made in a contract year or, for certain Contracts, 2% of the amount transferred from the contract value, if less. For certain Contracts, an administrative charge is also assessed which ranges from $12 to $29.50 for each Sub-Account in which the contract owner invests (waived if purchase payments equal or exceed $2,000 in the year, or if the account value is $10,000 or more at year end). For other Contracts, the administrative charge is $21.50 plus $2.50 for each Sub-Account selected, subject to the same waiver terms. In addition, the Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For certain Contracts, a transaction charge of the lesser of $10 or 2% of the surrender is imposed on surrenders and a $10 charge is assessed for annuitizations. These charges are paid to the Company and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Alger Small Cap Growth Sub-Account	2,543,456	69,230,274	24,132,748	11,064,181
American Funds® Global Growth Sub-Account	7,500,726	196,151,128	27,913,830	54,555,186
American Funds® Global Small Capitalization Sub-Account	3,117,158	66,984,689	4,929,027	24,040,174
American Funds® Growth Sub-Account	6,248,405	432,498,473	106,331,627	180,925,268
American Funds® Growth-Income Sub-Account	6,843,539	295,700,506	22,885,183	66,532,353
American Funds® The Bond Fund of America Sub-Account	13,342,416	145,932,486	33,865,878	12,775,945
BHFTI AB Global Dynamic Allocation Sub-Account	204,836,118	2,153,126,213	157,855,144	306,130,808
BHFTI AB International Bond Sub-Account	929,036	9,635,616	5,227,880	497,047
BHFTI Allspring Mid Cap Value Sub-Account	8,202,867	100,771,710	3,368,429	28,378,923
BHFTI American Funds® Balanced Allocation Sub-Account	309,604,675	2,904,559,985	200,628,322	279,841,065
BHFTI American Funds® Growth Allocation Sub-Account	189,870,737	1,684,716,514	109,613,808	188,208,318
BHFTI American Funds® Growth Sub-Account	89,011,857	898,458,894	150,579,763	131,584,528
BHFTI American Funds® Moderate Allocation Sub-Account	144,603,409	1,362,252,626	87,168,188	148,584,964
BHFTI BlackRock Global Tactical Strategies Sub-Account	388,440,585	3,812,534,209	221,921,893	498,041,327
BHFTI BlackRock High Yield Sub-Account	68,573,879	531,254,091	156,247,113	16,302,322
BHFTI Brighthouse Asset Allocation 100 Sub-Account	45,914,873	514,801,669	71,409,826	84,651,018
BHFTI Brighthouse Balanced Plus Sub-Account	641,963,918	6,718,798,392	455,698,236	817,848,241
BHFTI Brighthouse Small Cap Value Sub-Account	12,726,406	175,890,193	6,478,558	52,467,933
BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account	27,435,123	269,122,623	14,814,438	47,435,208
BHFTI Brighthouse/Artisan International Sub-Account	20,561	207,407	8,414	70,280
BHFTI Brighthouse/Eaton Vance Floating Rate Sub-Account	10,985,887	110,741,849	24,989,879	5,544,843
BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account	17,025,440	163,981,374	39,510,956	19,609,170
BHFTI Brighthouse/Templeton International Bond Sub-Account	4,000,408	41,195,026	2,917,756	1,788,550
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	1,034,320	12,708,357	2,162,516	2,808,670
BHFTI CBRE Global Real Estate Sub-Account	16,654,256	189,316,134	12,103,175	47,894,697
BHFTI Harris Oakmark International Sub-Account	37,099,141	483,828,583	17,502,584	98,561,111
BHFTI Invesco Balanced-Risk Allocation Sub-Account	90,003,265	898,796,097	68,377,105	87,744,124
BHFTI Invesco Comstock Sub-Account	42,913,883	518,679,252	16,766,240	158,117,007
BHFTI Invesco Global Equity Sub-Account	1,688,808	32,557,435	2,554,751	11,589,403
BHFTI Invesco Small Cap Growth Sub-Account	29,764,666	402,375,840	107,553,358	54,329,012
BHFTI JPMorgan Core Bond Sub-Account	39,547,471	413,350,761	54,258,380	16,952,095
BHFTI JPMorgan Global Active Allocation Sub-Account	90,706,581	1,020,341,988	78,841,186	105,244,601
BHFTI JPMorgan Small Cap Value Sub-Account	1,335,571	19,387,285	2,347,258	6,607,072
BHFTI Loomis Sayles Global Allocation Sub-Account	10,106,175	146,351,054	28,406,874	18,296,394
BHFTI Loomis Sayles Growth Sub-Account	48,033,632	635,775,369	373,355,628	98,256,790
BHFTI MetLife Multi-Index Targeted Risk Sub-Account	74,089,739	872,289,677	56,541,601	99,281,772
BHFTI MFS® Research International Sub-Account	18,659,784	209,433,703	20,506,115	22,949,444
BHFTI Morgan Stanley Discovery Sub-Account	17,268,038	333,931,378	217,097,724	87,416,947
BHFTI PanAgora Global Diversified Risk II Sub-Account	213,439,267	2,082,740,845	78,079,937	237,651,295
BHFTI PanAgora Global Diversified Risk Sub-Account	13,071,419	141,364,417	19,379,416	19,383,193
BHFTI PIMCO Inflation Protected Bond Sub-Account	55,620,382	594,430,609	54,632,636	23,956,778
BHFTI PIMCO Total Return Sub-Account	127,157,110	1,493,936,602	196,596,864	60,877,743
BHFTI Schroders Global Multi-Asset Sub-Account	58,929,010	688,214,817	5,125,072	125,564,671
BHFTI SSGA Emerging Markets Enhanced Index Sub-Account	545,662	6,184,507	4,704,509	359,089
BHFTI SSGA Growth and Income ETF Sub-Account	94,112,331	1,044,174,000	81,929,051	131,547,412
BHFTI SSGA Growth ETF Sub-Account	33,298,829	363,509,128	35,906,820	56,939,980
BHFTI T. Rowe Price Large Cap Value Sub-Account	24,167,263	671,467,771	52,929,997	99,352,100
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	53,782,509	501,754,370	69,223,351	53,912,062
BHFTI TCW Core Fixed Income Sub-Account	26,443	274,062	49,263	105,328
BHFTI Victory Sycamore Mid Cap Value Sub-Account	11,027,023	185,779,417	13,461,706	49,072,418

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTI Western Asset Management Government Income Sub-Account	45,124,949	486,193,619	30,040,430	79,133,583
BHFTII Baillie Gifford International Stock Sub-Account	17,455,258	189,276,285	44,932,290	29,421,794
BHFTII BlackRock Bond Income Sub-Account	1,679,316	179,876,991	61,672,939	6,845,837
BHFTII BlackRock Capital Appreciation Sub-Account	2,467,363	107,211,875	40,659,449	9,105,649
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	3,129,510	314,701,644	89,495,038	109,528,940
BHFTII Brighthouse Asset Allocation 20 Sub-Account	13,237,573	143,280,967	26,072,944	46,321,333
BHFTII Brighthouse Asset Allocation 40 Sub-Account	244,683,155	2,879,438,743	190,207,506	399,214,573
BHFTII Brighthouse Asset Allocation 60 Sub-Account	453,790,020	5,584,906,560	451,688,388	663,560,570
BHFTII Brighthouse Asset Allocation 80 Sub-Account	383,716,018	5,123,630,732	462,489,399	715,623,220
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	656,993	140,073,763	7,835,873	32,911,226
BHFTII Brighthouse/Dimensional International Small Company Sub-Account	5,029,127	64,767,859	6,022,328	11,418,457
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	21,174,600	628,612,003	70,078,051	133,801,557
BHFTII Frontier Mid Cap Growth Sub-Account	2,453,821	76,265,720	17,993,041	12,827,097
BHFTII Jennison Growth Sub-Account	37,257,199	554,065,702	179,854,162	104,299,271
BHFTII Loomis Sayles Small Cap Core Sub-Account	49,348	11,555,665	998,378	3,440,067
BHFTII Loomis Sayles Small Cap Growth Sub-Account	29,589	373,165	53,134	37,334
BHFTII MetLife Aggregate Bond Index Sub-Account	32,087,897	348,338,207	31,941,609	27,185,637
BHFTII MetLife Mid Cap Stock Index Sub-Account	9,329,848	152,202,809	20,262,904	28,827,517
BHFTII MetLife MSCI EAFE® Index Sub-Account	11,236,663	138,946,713	12,191,527	20,160,719
BHFTII MetLife Russell 2000® Index Sub-Account	8,601,228	152,378,717	30,717,388	29,349,398
BHFTII MetLife Stock Index Sub-Account	13,233,030	569,615,146	122,706,162	111,746,444
BHFTII MFS® Total Return Sub-Account	197,469	30,670,880	3,506,834	5,054,414
BHFTII MFS® Value Sub-Account	19,693,110	291,797,863	27,101,441	40,162,100
BHFTII Neuberger Berman Genesis Sub-Account	6,175,368	105,796,817	13,441,504	20,725,958
BHFTII T. Rowe Price Large Cap Growth Sub-Account	17,093,003	386,412,693	82,133,420	49,039,469
BHFTII T. Rowe Price Small Cap Growth Sub-Account	632,134	12,857,033	2,809,808	2,926,970
BHFTII VanEck Global Natural Resources Sub-Account	5,725,965	59,074,181	4,395,745	21,995,736
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	73,458,446	958,133,075	109,178,173	64,874,469
BHFTII Western Asset Management U.S. Government Sub-Account	21,684,000	257,925,815	43,674,458	28,310,969
BlackRock Global Allocation V.I. Sub-Account	2,692,550	40,610,445	17,884,717	1,830,421
Delaware Ivy VIP Asset Strategy Sub-Account	26,229	251,321	89,211	24,686
DWS CROCI® International VIP Sub-Account	1,283,278	11,289,366	516,992	1,250,792
Federated Hermes High Income Bond Fund II Sub-Account	364	2,426	111	40
Federated Hermes Kaufman Fund II Sub-Account	4,195	66,920	6,865	1,584
Fidelity® VIP Asset Manager Sub-Account	3,489,582	53,321,710	1,467,932	7,142,777
Fidelity® VIP Contrafund® Sub-Account	13,777,695	438,683,231	99,188,233	106,844,987
Fidelity® VIP Equity-Income Sub-Account	169,231	3,819,086	578,399	553,225
Fidelity® VIP FundsManager 50% Sub-Account	240,926,539	2,860,009,010	100,274,203	419,479,202
Fidelity® VIP FundsManager 60% Sub-Account	179,379,467	1,806,908,136	61,636,059	240,326,579
Fidelity® VIP Government Money Market Sub-Account	14,912,557	14,912,557	1,551,663	2,427,788
Fidelity® VIP Growth Sub-Account	2,686,642	160,636,183	55,868,713	31,045,759
Fidelity® VIP Index 500 Sub-Account	172,893	26,459,251	1,497,486	7,340,599
Fidelity® VIP Mid Cap Sub-Account	10,342,100	324,379,189	65,193,570	97,912,320
Fidelity® VIP Overseas Sub-Account	175,563	3,529,664	627,628	511,574
FTVIPT Franklin Income VIP Sub-Account	13,238,335	198,457,945	11,775,795	30,794,387
FTVIPT Franklin Mutual Shares VIP Sub-Account	5,429,456	95,123,640	3,434,421	21,693,597
FTVIPT Franklin Small Cap Value VIP Sub-Account	6,676,369	103,943,049	5,917,904	32,655,650
FTVIPT Templeton Foreign VIP Sub-Account	4,656,319	66,157,421	2,328,602	7,161,187
FTVIPT Templeton Global Bond VIP Sub-Account	13,088,756	222,651,396	17,714,414	9,912,948
Invesco V.I. American Franchise Sub-Account	53	3,297	537	72
Invesco V.I. Core Equity Sub-Account	2,989	88,550	3,054	27,978

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2021		For the year ended December 31, 2021
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
Invesco V.I. Equity and Income Sub-Account	30,935,419	475,671,865	24,341,870	89,460,241
Invesco V.I. International Growth Sub-Account	5,532,790	166,174,372	19,748,900	27,167,898
Invesco V.I. Main Street Small Cap® Sub-Account	3,403,328	67,974,948	7,698,530	25,273,243
Invesco V.I. Main Street® Sub-Account	661	16,732	1,405	537
Invesco V.I. U.S. Government Money Sub-Account	2,581	2,581	—	173
LMPVET ClearBridge Variable Appreciation Sub-Account	8,238,799	280,814,244	39,186,321	76,027,659
LMPVET ClearBridge Variable Dividend Strategy Sub-Account	9,972,749	147,691,420	24,787,757	33,052,871
LMPVET ClearBridge Variable Large Cap Growth Sub-Account	68,976	1,648,710	368,481	463,581
LMPVET ClearBridge Variable Large Cap Value Sub-Account	431,118	8,447,613	2,496,681	1,469,370
LMPVET ClearBridge Variable Small Cap Growth Sub-Account	4,418,978	108,600,386	29,037,556	30,773,677
LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account	2,050,081	27,640,520	3,160,260	4,010,268
LMPVET Franklin Multi-Asset Variable Growth Sub-Account	4,268,406	56,703,251	7,765,617	14,784,014
LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account	43,218	548,165	83,809	66,116
LMPVIT Western Asset Variable Global High Yield Bond Sub-Account	14,029,186	107,819,371	20,258,524	7,789,079
MFS® VIT Investors Trust Sub-Account	108	2,489	166	67
MFS® VIT New Discovery Sub-Account	424	8,324	1,863	468
MFS® VIT Research Sub-Account	875	21,071	1,931	437
Morgan Stanley VIF Global Infrastructure Sub-Account	50,748	391,104	40,041	101,744
Neuberger Berman Genesis Sub-Account	127	5,925	927	80
PIMCO VIT CommodityRealReturn® Strategy Sub-Account	29,821	209,941	31,401	153,782
PIMCO VIT Dynamic Bond Sub-Account	29,988	305,256	55,851	103,509
PIMCO VIT Emerging Markets Bond Sub-Account	42,967	543,450	82,971	215,311
Pioneer VCT Mid Cap Value VCT Sub-Account	2,643,576	47,364,035	1,280,238	12,169,003
Pioneer VCT Real Estate Shares VCT Sub-Account	24,738	279,618	5,527	79,080
T. Rowe Price Government Money Sub-Account	131,547	131,547	17	35,880
T. Rowe Price Growth Stock Sub-Account	102,796	5,628,634	1,274,819	1,284,897
T. Rowe Price International Stock Sub-Account	22,976	360,313	43,415	84,017
TAP 1919 Variable Socially Responsive Balanced Sub-Account	12,147	375,654	65,152	29,964

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2021 and 2020:

	Alger Small Cap Growth Sub-Account		American Funds® Global Growth Sub-Account		American Funds® Global Small Capitalization Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,225,387	2,482,257	4,843,419	5,433,407	1,904,281	2,170,953
Units issued and transferred from other funding options	59,068	69,171	615,661	5,511,822	158,638	1,939,018
Units redeemed and transferred to other funding options	(297,764)	(326,041)	(852,452)	(6,101,810)	(414,737)	(2,205,690)
Units end of year	1,986,691	2,225,387	4,606,628	4,843,419	1,648,182	1,904,281
	BHFTI AB Global Dynamic Allocation Sub-Account		BHFTI AB International Bond Sub-Account		BHFTI Allspring Mid Cap Value Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	173,157,502	191,775,185	472,183	149,010	4,103,631	4,369,039
Units issued and transferred from other funding options	2,389,300	182,758,556	548,313	735,877	325,796	4,948,317
Units redeemed and transferred to other funding options	(19,001,915)	(201,376,239)	(90,978)	(412,704)	(1,031,453)	(5,213,725)
Units end of year	156,544,887	173,157,502	929,518	472,183	3,397,974	4,103,631
	BHFTI American Funds® Moderate Allocation Sub-Account		BHFTI BlackRock Global Tactical Strategies Sub-Account		BHFTI BlackRock High Yield Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	89,126,090	94,117,069	288,651,485	319,007,558	12,066,788	10,050,021
Units issued and transferred from other funding options	4,190,426	96,944,014	3,177,961	306,558,273	5,705,865	15,970,945
Units redeemed and transferred to other funding options	(10,500,320)	(101,934,993)	(31,413,072)	(336,914,346)	(2,173,930)	(13,954,178)
Units end of year	82,816,196	89,126,090	260,416,374	288,651,485	15,598,723	12,066,788
	BHFTI Brighthouse/Aberdeen Emerging Markets Equity Sub-Account		BHFTI Brighthouse/ Artisan International Sub-Account		BHFTI Brighthouse/ Eaton Vance Floating Rate Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	27,619,378	31,136,134	24,462	26,483	7,157,323	7,102,972
Units issued and transferred from other funding options	4,084,022	33,334,994	425	25,707	2,839,936	8,737,835
Units redeemed and transferred to other funding options	(5,739,561)	(36,851,750)	(4,752)	(27,728)	(1,455,710)	(8,683,484)
Units end of year	25,963,839	27,619,378	20,135	24,462	8,541,549	7,157,323

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	American Funds® Growth Sub-Account (a)		American Funds® Growth-Income Sub-Account		American Funds® The Bond Fund of America Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,506,680	3,324,798	3,380,245	2,972,685	7,466,687	7,082,883
Units issued and transferred from other funding options	1,110,390	2,732,639	680,537	4,040,624	2,931,530	9,254,672
Units redeemed and transferred to other funding options	(1,651,566)	(3,550,757)	(503,970)	(3,633,064)	(1,463,616)	(8,870,868)
Units end of year	1,965,504	2,506,680	3,556,812	3,380,245	8,934,601	7,466,687
	BHFTI American Funds® Balanced Allocation Sub-Account		BHFTI American Funds® Growth Allocation Sub-Account		BHFTI American Funds® Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	177,697,560	188,980,273	98,751,000	104,820,922	62,779,160	70,394,914
Units issued and transferred from other funding options	10,798,685	192,013,230	6,890,902	108,857,018	9,389,851	79,172,639
Units redeemed and transferred to other funding options	(19,960,863)	(203,295,943)	(12,735,527)	(114,926,940)	(16,885,553)	(86,788,393)
Units end of year	168,535,382	177,697,560	92,906,375	98,751,000	55,283,458	62,779,160
	BHFTI Brighthouse Asset Allocation 100 Sub-Account		BHFTI Brighthouse Balanced Plus Sub-Account		BHFTI Brighthouse Small Cap Value Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	23,698,563	25,514,590	427,390,725	463,543,612	6,898,802	6,746,819
Units issued and transferred from other funding options	1,760,117	26,516,250	11,753,888	459,852,833	741,021	8,602,639
Units redeemed and transferred to other funding options	(3,821,020)	(28,332,277)	(48,246,172)	(496,005,720)	(1,899,570)	(8,450,656)
Units end of year	21,637,660	23,698,563	390,898,441	427,390,725	5,740,253	6,898,802
	BHFTI Brighthouse/Franklin Low Duration Total Return Sub-Account		BHFTI Brighthouse/Templeton International Bond Sub-Account		BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	13,868,356	14,180,858	2,783,455	2,605,011	636,487	683,658
Units issued and transferred from other funding options	6,214,741	17,831,750	519,007	3,283,127	7,517	702,213
Units redeemed and transferred to other funding options	(4,321,826)	(18,144,252)	(376,132)	(3,104,683)	(81,531)	(749,384)
Units end of year	15,761,271	13,868,356	2,926,330	2,783,455	562,473	636,487

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTI CBRE Global Real Estate Sub-Account		BHFTI Harris Oakmark International Sub-Account		BHFTI Invesco Balanced-Risk Allocation Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	10,651,154	10,381,751	18,354,804	19,379,051	625,642,146	694,292,713
Units issued and transferred from other funding options	806,633	12,838,749	1,894,798	24,048,667	36,191,681	682,273,947
Units redeemed and transferred to other funding options	(2,380,121)	(12,569,346)	(4,220,359)	(25,072,914)	(77,009,174)	(750,924,514)
Units end of year	9,077,666	10,651,154	16,029,243	18,354,804	584,824,653	625,642,146
	BHFTI JPMorgan Core Bond Sub-Account		BHFTI JPMorgan Global Active Allocation Sub-Account		BHFTI JPMorgan Small Cap Value Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	31,212,086	28,559,915	725,594,253	790,613,372	995,696	907,357
Units issued and transferred from other funding options	8,345,831	39,433,722	37,120,314	778,857,818	94,743	1,195,128
Units redeemed and transferred to other funding options	(5,595,453)	(36,781,551)	(83,477,401)	(843,876,937)	(254,214)	(1,106,789)
Units end of year	33,962,464	31,212,086	679,237,166	725,594,253	836,225	995,696
	BHFTI MFS® Research International Sub-Account		BHFTI Morgan Stanley Discovery Sub-Account		BHFTI PanAgora Global Diversified Risk II Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	11,761,880	12,563,346	5,321,944	7,926,586	147,364,006	162,027,889
Units issued and transferred from other funding options	1,395,836	12,977,836	981,569	6,776,702	1,990,949	156,900,566
Units redeemed and transferred to other funding options	(1,838,710)	(13,779,302)	(1,689,811)	(9,381,344)	(17,223,948)	(171,564,449)
Units end of year	11,319,006	11,761,880	4,613,702	5,321,944	132,131,007	147,364,006
	BHFTI Schroders Global Multi-Asset Sub-Account		BHFTI SSGA Emerging Markets Enhanced Index Sub-Account		BHFTI SSGA Growth and Income ETF Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	548,727,426	601,907,932	187,675	84,800	60,080,602	64,832,638
Units issued and transferred from other funding options	13,541,438	588,625,402	417,031	324,157	1,771,763	63,899,519
Units redeemed and transferred to other funding options	(84,000,253)	(641,805,908)	(62,384)	(221,282)	(6,849,207)	(68,651,555)
Units end of year	478,268,611	548,727,426	542,322	187,675	55,003,158	60,080,602

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTI Invesco Comstock Sub-Account		BHFTI Invesco Global Equity Sub-Account		BHFTI Invesco Small Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	27,561,964	27,023,016	1,200,753	1,452,210	7,609,606	8,712,881
Units issued and transferred from other funding options	2,318,640	33,432,777	48,227	1,324,421	1,493,950	9,578,987
Units redeemed and transferred to other funding options	(7,166,528)	(32,893,829)	(248,448)	(1,575,878)	(1,923,701)	(10,682,262)
Units end of year	22,714,076	27,561,964	1,000,532	1,200,753	7,179,855	7,609,606
	BHFTI Loomis Sayles Global Allocation Sub-Account		BHFTI Loomis Sayles Growth Sub-Account		BHFTI MetLife Multi-Index Targeted Risk Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	6,475,666	6,574,748	16,904,818	21,093,686	527,514,679	558,551,821
Units issued and transferred from other funding options	848,681	7,490,315	12,547,551	19,119,321	16,045,181	576,678,438
Units redeemed and transferred to other funding options	(1,090,720)	(7,589,397)	(4,389,458)	(23,308,189)	(58,590,913)	(607,715,580)
Units end of year	6,233,627	6,475,666	25,062,911	16,904,818	484,968,947	527,514,679
	BHFTI PanAgora Global Diversified Risk Sub-Account		BHFTI PIMCO Inflation Protected Bond Sub-Account		BHFTI PIMCO Total Return Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	105,842,821	107,444,025	34,779,389	37,065,872	71,316,385	71,240,472
Units issued and transferred from other funding options	10,996,698	127,699,892	8,520,822	40,582,774	15,441,551	85,011,598
Units redeemed and transferred to other funding options	(17,856,265)	(129,301,096)	(6,401,647)	(42,869,257)	(12,033,473)	(84,935,685)
Units end of year	98,983,254	105,842,821	36,898,564	34,779,389	74,724,463	71,316,385
	BHFTI SSGA Growth ETF Sub-Account		BHFTI T. Rowe Price Large Cap Value Sub-Account		BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	20,996,087	22,661,159	8,082,665	8,304,152	16,725,446	17,948,180
Units issued and transferred from other funding options	867,592	22,856,025	964,166	7,178,748	2,075,291	20,159,171
Units redeemed and transferred to other funding options	(2,833,315)	(24,521,097)	(1,537,185)	(7,400,235)	(3,080,542)	(21,381,905)
Units end of year	19,030,364	20,996,087	7,509,646	8,082,665	15,720,195	16,725,446

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTI TCW Core Fixed Income Sub-Account		BHFTI Victory Sycamore Mid Cap Value Sub-Account		BHFTI Western Asset Management Government Income Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	30,287	26,085	4,809,085	4,898,181	46,000,498	44,155,510
Units issued and transferred from other funding options	3,325	38,211	546,258	5,828,158	6,925,857	61,236,587
Units redeemed and transferred to other funding options	(9,350)	(34,009)	(1,254,380)	(5,917,254)	(11,419,813)	(59,391,599)
Units end of year	24,262	30,287	4,100,963	4,809,085	41,506,542	46,000,498
	BHFTII BlackRock Ultra-Short Term Bond Sub-Account		BHFTII Brighthouse Asset Allocation 20 Sub-Account		BHFTII Brighthouse Asset Allocation 40 Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	33,467,066	27,409,436	10,127,737	8,213,048	163,246,967	180,564,815
Units issued and transferred from other funding options	16,467,876	58,703,803	1,835,883	15,856,303	3,962,700	174,232,759
Units redeemed and transferred to other funding options	(18,379,301)	(52,646,173)	(3,284,768)	(13,941,614)	(21,681,770)	(191,550,607)
Units end of year	31,555,641	33,467,066	8,678,852	10,127,737	145,527,897	163,246,967
	BHFTII Brighthouse/Dimensional International Small Company Sub-Account		BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account		BHFTII Frontier Mid Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,502,329	2,634,686	17,572,809	19,143,595	2,211,436	2,377,524
Units issued and transferred from other funding options	205,301	3,121,927	1,353,142	19,420,513	325,343	2,676,835
Units redeemed and transferred to other funding options	(513,322)	(3,254,284)	(3,464,954)	(20,991,299)	(509,285)	(2,842,923)
Units end of year	2,194,308	2,502,329	15,460,997	17,572,809	2,027,494	2,211,436
	BHFTII MetLife Aggregate Bond Index Sub-Account		BHFTII MetLife Mid Cap Stock Index Sub-Account		BHFTII MetLife MSCI EAFE® Index Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	20,875,366	19,628,737	4,489,238	4,540,665	10,415,948	7,920,621
Units issued and transferred from other funding options	4,201,192	27,974,388	689,149	4,955,183	1,344,161	13,946,633
Units redeemed and transferred to other funding options	(4,143,856)	(26,727,759)	(1,093,246)	(5,006,610)	(1,909,521)	(11,451,306)
Units end of year	20,932,702	20,875,366	4,085,141	4,489,238	9,850,588	10,415,948

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTII Baillie Gifford International Stock Sub-Account		BHFTII BlackRock Bond Income Sub-Account		BHFTII BlackRock Capital Appreciation Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	14,780,553	16,290,773	1,886,172	1,471,276	41,183,273	28,653,659
Units issued and transferred from other funding options	2,661,965	17,641,264	1,093,796	2,403,091	19,731,172	60,351,772
Units redeemed and transferred to other funding options	(3,077,412)	(19,151,484)	(371,307)	(1,988,195)	(9,388,274)	(47,822,158)
Units end of year	14,365,106	14,780,553	2,608,661	1,886,172	51,526,171	41,183,273
	BHFTII Brighthouse Asset Allocation 60 Sub-Account		BHFTII Brighthouse Asset Allocation 80 Sub-Account		BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	269,814,130	296,937,812	234,189,066	260,378,401	6,085,252	6,386,727
Units issued and transferred from other funding options	7,220,398	284,206,146	4,327,201	246,851,726	417,260	7,139,420
Units redeemed and transferred to other funding options	(31,301,231)	(311,329,828)	(28,671,251)	(273,041,061)	(1,303,274)	(7,440,895)
Units end of year	245,733,297	269,814,130	209,845,016	234,189,066	5,199,238	6,085,252
	BHFTII Jennison Growth Sub-Account		BHFTII Loomis Sayles Small Cap Core Sub-Account		BHFTII Loomis Sayles Small Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	13,061,268	15,069,529	182,802	189,127	11,059	8,434
Units issued and transferred from other funding options	2,012,917	15,963,882	3,208	211,078	312	13,423
Units redeemed and transferred to other funding options	(3,204,201)	(17,972,143)	(37,882)	(217,403)	(859)	(10,798)
Units end of year	11,869,984	13,061,268	148,128	182,802	10,512	11,059
	BHFTII MetLife Russell 2000® Index Sub-Account		BHFTII MetLife Stock Index Sub-Account		BHFTII MFS® Total Return Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	4,500,750	4,658,624	19,092,398	19,891,745	429,499	481,703
Units issued and transferred from other funding options	994,375	5,720,998	3,344,322	22,659,804	19,954	386,632
Units redeemed and transferred to other funding options	(1,191,349)	(5,878,872)	(4,191,331)	(23,459,151)	(61,801)	(438,836)
Units end of year	4,303,776	4,500,750	18,245,389	19,092,398	387,652	429,499

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	BHFTII MFS® Value Sub-Account		BHFTII Neuberger Berman Genesis Sub-Account		BHFTII T. Rowe Price Large Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	9,079,995	8,738,762	3,812,440	4,057,757	16,710,675	17,675,457
Units issued and transferred from other funding options	1,473,257	10,677,253	416,278	4,239,344	3,672,107	21,126,898
Units redeemed and transferred to other funding options	(1,887,797)	(10,336,020)	(759,162)	(4,484,661)	(3,982,719)	(22,091,680)
Units end of year	8,665,455	9,079,995	3,469,556	3,812,440	16,400,063	16,710,675
	BHFTII Western Asset Management U.S. Government Sub-Account		BlackRock Global Allocation V.I. Sub-Account		Delaware Ivy VIP Asset Strategy Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	12,897,547	12,288,527	928,612	636,532	9,586	15,461
Units issued and transferred from other funding options	4,277,344	17,540,163	423,783	1,222,182	2,784	10,192
Units redeemed and transferred to other funding options	(3,633,219)	(16,931,143)	(104,941)	(930,102)	(976)	(16,067)
Units end of year	13,541,672	12,897,547	1,247,454	928,612	11,394	9,586
	Fidelity® VIP Asset Manager Sub-Account		Fidelity® VIP Contrafund® Sub-Account		Fidelity® VIP Equity-Income Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	2,966,036	3,194,131	14,707,492	16,768,389	146,065	162,042
Units issued and transferred from other funding options	40,614	92,181	1,120,524	12,152,070	880	277
Units redeemed and transferred to other funding options	(309,208)	(320,276)	(3,033,658)	(14,212,967)	(15,882)	(16,254)
Units end of year	2,697,442	2,966,036	12,794,358	14,707,492	131,063	146,065
	Fidelity® VIP Growth Sub-Account		Fidelity® VIP Index 500 Sub-Account		Fidelity® VIP Mid Cap Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	4,330,286	4,727,832	1,456,239	1,603,022	4,546,934	4,886,437
Units issued and transferred from other funding options	69,759	124,508	5,013	3,913	243,689	5,479,533
Units redeemed and transferred to other funding options	(482,806)	(522,054)	(122,116)	(150,696)	(1,135,948)	(5,819,036)
Units end of year	3,917,239	4,330,286	1,339,136	1,456,239	3,654,675	4,546,934

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	BHFTII T. Rowe Price Small Cap Growth Sub-Account		BHFTII VanEck Global Natural Resources Sub-Account		BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	256,572	292,768	6,415,136	7,390,509	25,437,861	26,453,474
Units issued and transferred from other funding options	18,154	188,357	649,112	9,160,711	5,264,786	28,968,369
Units redeemed and transferred to other funding options	(44,477)	(224,553)	(1,952,917)	(10,136,084)	(4,645,860)	(29,983,982)
Units end of year	230,249	256,572	5,111,331	6,415,136	26,056,787	25,437,861
	DWS CROCI® International VIP Sub-Account		Federated Hermes High Income Bond Fund II Sub-Account		Federated Hermes Kaufman Fund II Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,016,857	1,122,507	168	168	5,211	5,211
Units issued and transferred from other funding options	54,540	54,821	—	—	—	—
Units redeemed and transferred to other funding options	(134,467)	(160,471)	—	—	(7)	—
Units end of year	936,930	1,016,857	168	168	5,204	5,211
	Fidelity® VIP FundsManager 50% Sub-Account		Fidelity® VIP FundsManager 60% Sub-Account		Fidelity® VIP Government Money Market Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	200,648,619	228,385,067	124,432,187	137,434,051	2,315,865	2,360,205
Units issued and transferred from other funding options	561,335	559,360	456,589	412,415	349,340	638,444
Units redeemed and transferred to other funding options	(19,378,647)	(28,295,808)	(10,926,800)	(13,414,279)	(448,618)	(682,784)
Units end of year	181,831,307	200,648,619	113,961,976	124,432,187	2,216,587	2,315,865
	Fidelity® VIP Overseas Sub-Account		FTVIPT Franklin Income VIP Sub-Account		FTVIPT Franklin Mutual Shares VIP Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	254,641	265,333	2,906,498	2,999,443	3,029,248	2,999,205
Units issued and transferred from other funding options	14,033	20,209	237,727	3,333,123	174,760	3,562,167
Units redeemed and transferred to other funding options	(25,169)	(30,901)	(556,247)	(3,426,068)	(669,214)	(3,532,124)
Units end of year	243,505	254,641	2,587,978	2,906,498	2,534,794	3,029,248

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2021 and 2020:

	FTVIPT Franklin Small Cap Value VIP Sub-Account		FTVIPT Templeton Foreign VIP Sub-Account		FTVIPT Templeton Global Bond VIP Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	5,840,425	5,964,676	2,090,723	1,989,221	9,656,247	9,652,416
Units issued and transferred from other funding options	458,171	7,216,369	135,039	2,435,731	2,640,141	11,350,205
Units redeemed and transferred to other funding options	(1,766,488)	(7,340,620)	(276,477)	(2,334,229)	(2,057,117)	(11,346,374)
Units end of year	4,532,108	5,840,425	1,949,285	2,090,723	10,239,271	9,656,247
	Invesco V.I. International Growth Sub-Account		Invesco V.I. Main Street Small Cap® Sub-Account		Invesco V.I. Main Street® Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	5,646,167	6,222,306	2,356,871	2,554,137	1,395	1,395
Units issued and transferred from other funding options	562,780	6,361,858	172,299	2,850,154	—	—
Units redeemed and transferred to other funding options	(1,063,293)	(6,937,997)	(613,131)	(3,047,420)	(14)	—
Units end of year	5,145,654	5,646,167	1,916,039	2,356,871	1,381	1,395
	LMPVET ClearBridge Variable Large Cap Growth Sub-Account		LMPVET ClearBridge Variable Large Cap Value Sub-Account		LMPVET ClearBridge Variable Small Cap Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	50,713	57,901	229,282	235,436	3,107,004	3,412,090
Units issued and transferred from other funding options	3,985	56,282	48,733	253,106	521,527	3,777,487
Units redeemed and transferred to other funding options	(7,805)	(63,470)	(39,664)	(259,260)	(689,241)	(4,082,573)
Units end of year	46,893	50,713	238,351	229,282	2,939,290	3,107,004
	LMPVIT Western Asset Variable Global High Yield Bond Sub-Account		MFS® VIT Investors Trust Sub-Account		MFS® VIT New Discovery Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	3,428,634	3,260,422	273	273	304	331
Units issued and transferred from other funding options	1,075,148	4,024,614	—	—	9	17
Units redeemed and transferred to other funding options	(588,282)	(3,856,402)	—	—	(9)	(44)
Units end of year	3,915,500	3,428,634	273	273	304	304

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	Invesco V.I. American Franchise Sub-Account		Invesco V.I. Core Equity Sub-Account		Invesco V.I. Equity and Income Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	227	227	11,664	15,110	20,319,777	21,646,824
Units issued and transferred from other funding options	—	—	—	—	1,698,995	22,719,401
Units redeemed and transferred to other funding options	—	—	(2,336)	(3,446)	(3,863,710)	(24,046,448)
Units end of year	227	227	9,328	11,664	18,155,062	20,319,777
	Invesco V.I. U.S. Government Money Sub-Account		LMPVET ClearBridge Variable Appreciation Sub-Account		LMPVET ClearBridge Variable Dividend Strategy Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	529	560	8,163,078	7,974,959	6,697,768	6,996,832
Units issued and transferred from other funding options	—	—	1,523,015	9,560,221	638,548	7,744,301
Units redeemed and transferred to other funding options	(26)	(31)	(1,327,104)	(9,372,102)	(1,304,639)	(8,043,365)
Units end of year	503	529	8,358,989	8,163,078	6,031,677	6,697,768
	LMPVET Franklin Multi-Asset Variable Conservative Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Growth Sub-Account		LMPVET Franklin Multi-Asset Variable Moderate Growth Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,063,286	1,180,673	2,312,789	2,720,954	22,247	24,153
Units issued and transferred from other funding options	46,989	1,146,451	33,482	2,521,058	676	22,663
Units redeemed and transferred to other funding options	(141,752)	(1,263,838)	(436,585)	(2,929,223)	(1,900)	(24,569)
Units end of year	968,523	1,063,286	1,909,686	2,312,789	21,023	22,247
	MFS® VIT Research Sub-Account		Morgan Stanley VIF Global Infrastructure Sub-Account		Neuberger Berman Genesis Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,745	1,745	29,750	36,351	181	181
Units issued and transferred from other funding options	—	—	1,184	33,243	—	—
Units redeemed and transferred to other funding options	—	—	(6,320)	(39,844)	—	—
Units end of year	1,745	1,745	24,614	29,750	181	181

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2021 and 2020:

	PIMCO VIT CommodityRealReturn® Strategy Sub-Account		PIMCO VIT Dynamic Bond Sub-Account		PIMCO VIT Emerging Markets Bond Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	41,436	60,126	33,686	57,085	57,485	68,327
Units issued and transferred from other funding options	2,865	49,213	4,814	41,933	5,290	67,816
Units redeemed and transferred to other funding options	(18,250)	(67,903)	(9,994)	(65,332)	(17,681)	(78,658)
Units end of year	26,051	41,436	28,506	33,686	45,094	57,485

	T. Rowe Price Growth Stock Sub-Account		T. Rowe Price International Stock Sub-Account		TAP 1919 Variable Socially Responsive Balanced Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	27,525	31,786	21,446	25,828	5,795	3,561
Units issued and transferred from other funding options	1,053	1,881	721	1,104	338	7,909
Units redeemed and transferred to other funding options	(3,268)	(6,142)	(3,437)	(5,486)	(343)	(5,675)
Units end of year	25,310	27,525	18,730	21,446	5,790	5,795

(a) During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

	Pioneer VCT Mid Cap Value VCT Sub-Account		Pioneer VCT Real Estate Shares VCT Sub-Account		T. Rowe Price Government Money Sub-Account
	2021	2020	2021	2020	2021	2020
Units beginning of year	1,000,393	1,018,436	7,803	6,239	9,716	11,183
Units issued and transferred from other funding options	64,384	1,204,833	145	9,644	—	128
Units redeemed and transferred to other funding options	(223,028)	(1,222,876)	(1,993)	(8,080)	(2,014)	(1,595)
Units end of year	841,749	1,000,393	5,955	7,803	7,702	9,716

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, portfolio, or series, for the respective stated periods in the five years ended December 31, 2021:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Alger Small Cap Growth	2021	1,986,691	35.25 - 36.39	70,911,556	—	1.25 - 1.40	(7.37) - (7.23)
Sub-Account	2020	2,225,387	38.06 - 39.22	85,705,650	1.06	1.25 - 1.40	64.82 - 65.07
	2019	2,482,257	23.09 - 23.76	57,974,899	—	1.25 - 1.40	27.54 - 27.73
	2018	2,688,052	18.10 - 18.60	49,200,272	—	1.25 - 1.40	0.02 - 0.17
	2017	2,933,840	18.10 - 18.57	53,660,724	—	1.25 - 1.40	26.95 - 27.14
American Funds® Global	2021	4,606,628	29.50 - 104.25	336,745,543	0.32	0.90 - 2.30	13.77 - 15.38
Growth Sub-Account	2020	4,843,419	25.87 - 90.36	329,451,317	0.33	0.90 - 2.30	27.49 - 29.29
	2019	5,433,407	20.23 - 69.88	300,888,587	1.07	0.90 - 2.30	32.20 - 34.06
	2018	6,019,155	15.27 - 52.13	259,695,866	0.65	0.90 - 2.30	(11.12) - (9.86)
	2017	6,214,664	17.14 - 57.83	313,542,010	0.64	0.90 - 2.30	28.49 - 30.30
American Funds® Global	2021	1,648,182	23.50 - 79.04	102,683,491	—	0.89 - 1.90	4.53 - 5.79
Small Capitalization	2020	1,904,281	22.48 - 74.71	116,208,099	0.17	0.89 - 1.90	27.08 - 28.57
Sub-Account	2019	2,170,953	17.69 - 58.11	105,538,846	0.15	0.89 - 1.90	28.90 - 30.35
	2018	2,457,371	13.72 - 44.58	94,290,816	0.08	0.89 - 1.90	(12.41) - (11.34)
	2017	2,697,437	15.67 - 50.28	119,807,921	0.43	0.89 - 1.90	23.39 - 24.78
American Funds® Growth	2021	1,965,504	84.01 - 944.87	789,048,517	0.21	0.89 - 2.30	19.22 - 20.91
Sub-Account[4]	2020	2,506,680	69.70 - 781.47	807,910,576	0.31	0.89 - 2.30	48.62 - 50.73
	2019	3,324,798	46.38 - 518.46	697,847,684	0.72	0.89 - 2.30	27.80 - 29.61
	2018	4,079,452	35.90 - 400.00	639,631,254	0.41	0.89 - 2.30	(2.53) - (1.14)
	2017	5,020,757	36.42 - 404.60	785,751,753	0.49	0.89 - 2.30	25.38 - 27.16
American Funds®	2021	3,556,812	30.00 - 447.93	453,656,589	1.08	0.89 - 2.30	21.28 - 23.00
Growth-Income Sub-Account	2020	3,380,245	24.67 - 364.18	412,186,878	1.34	0.89 - 2.30	10.96 - 12.54
	2019	2,972,685	22.18 - 323.61	392,698,921	1.62	0.89 - 2.30	23.27 - 25.02
	2018	2,624,423	17.95 - 258.85	348,945,965	1.36	0.89 - 2.30	(4.03) - (2.66)
	2017	2,282,271	18.66 - 265.93	403,461,557	1.38	0.89 - 2.30	19.61 - 21.30
American Funds® The Bond	2021	8,934,601	10.88 - 23.16	147,356,780	1.38	0.95 - 1.90	(2.36) - (1.25)
Fund of America Sub-Account	2020	7,466,687	11.14 - 23.46	134,552,780	2.08	0.95 - 1.90	7.42 - 8.69
	2019	7,082,883	10.37 - 21.58	125,217,632	2.53	0.95 - 1.90	7.14 - 8.32
	2018	7,204,717	9.68 - 19.92	124,089,879	2.35	0.95 - 1.90	(2.66) - (1.66)
	2017	7,338,385	9.95 - 20.26	135,763,632	1.93	0.95 - 1.90	1.45 - 2.69
BHFTI AB Global Dynamic	2021	156,544,887	15.14 - 17.68	2,628,047,395	0.22	0.90 - 2.35	6.74 - 8.30
Allocation Sub-Account	2020	173,157,502	14.18 - 16.32	2,697,018,446	1.76	0.90 - 2.35	3.62 - 5.13
	2019	191,775,185	13.69 - 15.53	2,854,590,240	3.45	0.90 - 2.35	15.33 - 17.02
	2018	212,871,321	11.87 - 13.27	2,720,841,165	1.66	0.90 - 2.35	(9.14) - (7.81)
	2017	234,041,870	13.06 - 14.39	3,260,338,788	1.48	0.90 - 2.35	10.99 - 12.60
BHFTI AB International Bond	2021	929,518	10.21 - 10.39	9,615,524	0.02	1.15 - 1.80	(3.87) - (3.24)
Sub-Account	2020	472,183	10.62 - 10.74	5,056,411	2.09	1.15 - 1.80	2.52 - 3.19
(Commenced 4/29/2019)	2019	149,010	10.38 - 10.41	1,548,814	—	1.15 - 1.55	3.79 - 4.07

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Allspring Mid Cap	2021	3,397,974	33.17 - 42.87	129,277,195	0.64	0.90 - 2.35	25.96 - 27.79
Value Sub-Account	2020	4,103,631	26.34 - 33.54	122,882,321	0.92	0.90 - 2.35	0.32 - 1.79
	2019	4,369,039	26.25 - 32.95	129,231,837	0.66	0.90 - 2.35	32.38 - 34.32
	2018	5,031,010	19.83 - 24.53	111,542,477	0.94	0.90 - 2.35	(15.32) - (14.07)
	2017	5,092,444	23.42 - 28.55	132,288,989	1.06	0.90 - 2.35	8.22 - 9.80
BHFTI American Funds®	2021	168,535,382	19.28 - 23.51	3,647,143,085	1.17	0.90 - 2.35	9.54 - 11.14
Balanced Allocation	2020	177,697,560	17.60 - 21.16	3,478,672,495	1.71	0.90 - 2.35	12.88 - 14.53
Sub-Account	2019	188,980,273	15.59 - 18.47	3,247,960,104	1.80	0.90 - 2.35	16.75 - 18.46
	2018	203,079,308	13.35 - 15.59	2,963,267,735	1.46	0.90 - 2.35	(6.55) - (5.17)
	2017	220,323,596	14.29 - 16.44	3,411,543,507	1.49	0.90 - 2.35	14.15 - 15.81
BHFTI American Funds®	2021	92,906,375	21.60 - 26.35	2,240,474,729	0.81	0.90 - 2.35	13.21 - 14.87
Growth Allocation	2020	98,751,000	19.08 - 22.94	2,084,636,005	1.55	0.90 - 2.35	14.20 - 15.88
Sub-Account	2019	104,820,922	16.71 - 19.80	1,920,984,751	1.69	0.90 - 2.35	7.66 - 22.53
	2018	113,490,991	13.84 - 16.16	1,707,533,593	1.21	0.90 - 2.35	(7.97) - (6.62)
	2017	122,012,392	15.03 - 17.30	1,978,846,627	1.24	0.90 - 2.35	18.54 - 20.26
BHFTI American Funds®	2021	55,283,458	4.44 - 46.90	1,417,958,911	—	0.95 - 2.35	18.80 - 20.47
Growth Sub-Account	2020	62,779,160	3.70 - 38.93	1,233,374,489	0.83	0.95 - 2.35	48.11 - 50.20
	2019	70,394,914	2.47 - 25.92	896,578,462	0.43	0.95 - 2.35	27.31 - 29.11
	2018	72,677,305	1.92 - 20.08	701,041,738	0.39	0.95 - 2.35	(2.82) - (0.54)
	2017	73,869,010	1.96 - 20.37	747,840,737	0.40	0.95 - 2.35	24.94 - 26.70
BHFTI American Funds®	2021	82,816,196	17.02 - 20.75	1,584,853,380	1.53	0.90 - 2.35	7.09 - 8.66
Moderate Allocation	2020	89,126,090	15.89 - 19.10	1,577,916,391	1.88	0.90 - 2.35	10.36 - 11.98
Sub-Account	2019	94,117,069	14.40 - 17.06	1,496,155,462	1.97	0.90 - 2.35	13.46 - 15.12
	2018	101,025,606	12.69 - 14.82	1,402,819,681	1.72	0.90 - 2.35	(5.67) - (4.29)
	2017	111,929,949	13.45 - 15.48	1,633,368,044	1.76	0.90 - 2.35	10.35 - 11.96
BHFTI BlackRock Global	2021	260,416,374	14.52 - 16.96	4,191,273,906	1.36	0.90 - 2.35	7.24 - 8.81
Tactical Strategies	2020	288,651,485	13.54 - 15.58	4,290,514,129	1.57	0.90 - 2.35	1.88 - 3.37
Sub-Account	2019	319,007,558	13.29 - 15.07	4,609,258,546	0.19	0.90 - 2.35	17.82 - 19.54
	2018	353,756,093	11.28 - 12.61	4,296,443,283	1.43	0.90 - 2.35	(9.35) - (8.02)
	2017	388,316,355	12.44 - 13.71	5,151,909,115	0.67	0.90 - 2.35	10.68 - 12.30
BHFTI BlackRock High Yield	2021	15,598,723	20.56 - 40.46	544,808,402	3.95	0.90 - 2.35	2.73 - 4.23
Sub-Account	2020	12,066,788	19.82 - 38.81	400,160,681	5.30	0.90 - 2.35	5.00 - 6.54
	2019	10,050,021	18.69 - 36.43	309,535,208	5.84	0.90 - 2.35	12.19 - 13.82
	2018	8,357,441	16.49 - 32.01	223,555,426	4.89	0.90 - 2.35	(5.14) - (3.75)
	2017	8,401,774	17.21 - 33.25	232,649,098	5.44	0.90 - 2.35	5.26 - 6.80
BHFTI Brighthouse Asset	2021	21,637,660	26.74 - 34.30	659,337,580	1.12	0.90 - 2.35	15.38 - 17.07
Allocation 100 Sub-Account	2020	23,698,563	23.18 - 29.30	620,704,942	1.17	0.90 - 2.35	16.14 - 17.84
	2019	25,514,590	19.96 - 24.87	570,646,937	1.51	0.90 - 2.35	24.52 - 26.34
	2018	27,764,232	16.03 - 19.68	494,626,348	1.02	0.90 - 2.35	(12.17) - (10.88)
	2017	30,589,042	18.25 - 22.08	615,557,354	1.24	0.90 - 2.35	20.09 - 21.84
BHFTI Brighthouse Balanced	2021	390,898,441	17.81 - 20.79	7,709,986,674	2.31	0.90 - 2.35	5.05 - 6.58
Plus Sub-Account	2020	427,390,725	16.95 - 19.51	7,948,644,035	2.35	0.90 - 2.35	9.90 - 11.51
	2019	463,543,612	15.42 - 17.49	7,769,299,827	2.02	0.90 - 2.35	20.70 - 22.46
	2018	503,167,035	12.78 - 14.28	6,920,717,677	1.67	0.90 - 2.35	(9.53) - (8.20)
	2017	528,210,748	14.12 - 15.56	7,952,160,029	1.55	0.90 - 2.35	15.59 - 17.27

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse Small Cap	2021	5,740,253	36.56 - 50.60	242,001,994	0.82	0.89 - 2.35	28.71 - 30.96
Value Sub-Account	2020	6,898,802	28.40 - 38.64	224,022,103	1.36	0.89 - 2.35	(2.89) - (1.21)
	2019	6,746,819	29.25 - 39.11	223,578,730	0.89	0.89 - 2.35	25.79 - 27.92
	2018	7,365,900	23.25 - 30.57	192,491,868	1.05	0.89 - 2.35	(17.21) - (15.73)
	2017	8,335,979	28.09 - 36.28	261,043,042	0.91	0.89 - 2.35	9.11 - 10.99
BHFTI Brighthouse/Aberdeen	2021	25,963,839	12.31 - 15.46	363,515,429	0.17	0.90 - 2.35	(7.27) - (5.92)
Emerging Markets Equity	2020	27,619,378	13.28 - 16.43	413,604,198	2.00	0.90 - 2.35	24.33 - 26.16
Sub-Account	2019	31,136,134	10.68 - 13.02	371,895,857	1.66	0.90 - 2.35	17.94 - 19.67
	2018	35,052,942	9.05 - 10.98	352,166,192	2.60	0.90 - 2.35	(16.19) - (14.95)
	2017	35,923,134	10.80 - 13.09	427,076,715	1.09	0.90 - 2.35	25.36 - 27.18
BHFTI Brighthouse/Artisan	2021	20,135	13.78 - 14.54	287,234	0.33	0.90 - 1.60	6.69 - 7.44
International Sub-Account	2020	24,462	12.91 - 13.53	325,773	0.99	0.90 - 1.60	5.95 - 6.70
	2019	26,483	12.19 - 12.68	331,019	1.22	0.90 - 1.60	27.83 - 28.73
	2018	30,041	9.53 - 9.85	292,278	1.31	0.90 - 1.60	(12.33) - (11.71)
	2017	28,148	10.88 - 11.16	310,982	1.14	0.90 - 1.60	29.26 - 30.16
BHFTI Brighthouse/Eaton	2021	8,541,549	11.64 - 13.55	108,650,432	3.08	0.90 - 2.20	1.25 - 2.57
Vance Floating Rate	2020	7,157,323	11.32 - 13.21	88,934,157	4.70	0.90 - 2.35	(0.31) - 1.15
Sub-Account	2019	7,102,972	11.35 - 13.06	87,577,609	4.54	0.90 - 2.35	1.11 - 6.07
	2018	6,426,630	10.86 - 12.32	74,905,336	3.45	0.90 - 2.35	(2.03) - (0.59)
	2017	5,324,129	11.09 - 12.39	62,558,849	3.80	0.90 - 2.35	1.28 - 2.75
BHFTI Brighthouse/Franklin	2021	15,761,271	9.25 - 10.68	157,485,322	1.86	0.90 - 2.25	(1.95) - (0.62)
Low Duration Total Return	2020	13,868,356	9.43 - 10.75	140,089,668	3.40	0.90 - 2.25	(0.15) - 1.21
Sub-Account	2019	14,180,858	9.45 - 10.62	142,348,646	3.37	0.90 - 2.25	1.06 - 3.70
	2018	14,147,915	9.23 - 10.24	137,799,742	1.79	0.90 - 2.25	(1.81) - (0.47)
	2017	15,198,406	9.34 - 10.29	149,708,177	1.40	0.90 - 2.35	(1.02) - 0.43
BHFTI Brighthouse/Templeton	2021	2,926,330	9.91 - 11.40	31,083,171	—	0.95 - 2.05	(6.94) - (5.91)
International Bond	2020	2,783,455	10.65 - 12.11	31,598,432	6.34	0.95 - 2.05	(7.82) - (6.80)
Sub-Account	2019	2,605,011	11.56 - 13.00	31,904,131	8.19	0.95 - 2.05	(0.89) - 0.21
	2018	2,637,613	11.66 - 12.97	32,416,554	—	0.95 - 2.05	(1.06) - 0.04
	2017	3,032,605	11.78 - 12.96	37,465,324	—	0.95 - 2.05	(1.89) - (0.80)
BHFTI	2021	562,473	29.92 - 40.23	19,376,482	0.75	0.90 - 2.30	21.37 - 22.92
Brighthouse/Wellington Large	2020	636,487	24.65 - 32.73	17,975,178	0.97	0.90 - 2.30	19.32 - 20.94
Cap Research Sub-Account	2019	683,658	20.66 - 27.06	16,100,585	0.99	0.90 - 2.30	28.84 - 30.52
	2018	754,715	16.04 - 20.73	13,723,171	0.88	0.90 - 2.30	(8.44) - (7.24)
	2017	825,196	17.51 - 22.35	16,261,679	0.95	0.90 - 2.30	19.17 - 20.75
BHFTI CBRE Global Real	2021	9,077,666	23.12 - 108.41	248,981,131	2.88	0.90 - 2.35	31.30 - 33.22
Estate Sub-Account	2020	10,651,154	17.61 - 81.42	221,573,688	4.47	0.90 - 2.35	(7.23) - (5.87)
	2019	10,381,751	18.98 - 86.54	231,318,465	3.07	0.90 - 2.35	21.91 - 23.69
	2018	12,065,705	15.57 - 70.00	219,199,553	5.96	0.90 - 2.35	(10.78) - (9.47)
	2017	13,335,708	17.45 - 77.36	269,483,256	3.44	0.90 - 2.35	8.18 - 9.76
BHFTI Harris Oakmark	2021	16,029,243	27.23 - 37.48	524,880,431	0.65	0.90 - 2.35	5.92 - 7.47
International Sub-Account	2020	18,354,804	25.65 - 34.87	562,041,229	3.40	0.90 - 2.35	2.67 - 4.17
	2019	19,379,051	24.91 - 33.47	572,263,373	2.21	0.90 - 2.35	21.63 - 23.40
	2018	21,052,149	20.42 - 27.13	506,604,107	1.71	0.90 - 2.35	(25.75) - (24.66)
	2017	20,719,834	27.40 - 36.00	665,787,548	1.62	0.90 - 2.35	27.41 - 29.26

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Invesco Balanced-Risk	2021	584,824,653	1.39 - 16.00	920,733,404	3.01	0.90 - 2.35	7.14 - 8.71
Allocation Sub-Account	2020	625,642,146	1.30 - 14.72	910,058,045	5.43	0.90 - 2.35	7.57 - 9.15
	2019	694,292,713	1.21 - 13.50	926,602,213	-	0.90 - 2.35	12.60 - 14.25
	2018	765,263,861	1.07 - 11.82	895,562,846	1.17	0.90 - 2.35	(8.62) - (7.28)
	2017	827,358,429	1.17 - 12.75	1,045,419,886	3.74	0.90 - 2.35	7.45 - 9.02
BHFTI Invesco Comstock	2021	22,714,076	24.63 - 43.01	715,803,570	1.89	0.90 - 2.35	30.09 - 31.99
Sub-Account	2020	27,561,964	18.93 - 32.60	666,831,047	2.24	0.90 - 2.35	(2.82) - (1.40)
	2019	27,023,016	19.48 - 33.08	669,146,877	2.12	0.90 - 2.35	22.05 - 23.84
	2018	29,425,080	15.96 - 26.72	594,306,823	0.63	0.90 - 2.35	(14.21) - (12.95)
	2017	32,917,318	18.60 - 30.71	772,000,432	2.27	0.90 - 2.35	15.29 - 16.97
BHFTI Invesco Global Equity	2021	1,000,532	44.25 - 62.66	54,700,490	—	0.90 - 2.30	12.84 - 14.43
Sub-Account	2020	1,200,753	39.22 - 54.76	57,740,302	0.67	0.90 - 2.30	24.68 - 26.44
	2019	1,452,210	31.45 - 43.31	55,615,823	0.80	0.90 - 2.30	28.58 - 30.39
	2018	1,691,467	24.46 - 33.22	49,942,988	0.99	0.90 - 2.30	(15.13) - (13.93)
	2017	1,939,475	28.83 - 38.59	66,931,947	0.90	0.90 - 2.30	33.64 - 35.51
BHFTI Invesco Small Cap	2021	7,179,855	52.58 - 72.89	442,969,074	—	0.89 - 2.35	4.45 - 6.17
Growth Sub-Account	2020	7,609,606	50.35 - 68.65	444,383,544	0.01	0.89 - 2.35	53.12 - 55.85
	2019	8,712,881	32.88 - 44.05	328,897,224	—	0.89 - 2.35	21.52 - 23.53
	2018	9,018,510	27.06 - 35.66	277,369,783	—	0.89 - 2.35	(11.17) - (9.59)
	2017	9,589,654	30.46 - 39.44	328,908,162	—	0.89 - 2.35	22.43 - 24.50
BHFTI JPMorgan Core Bond	2021	33,962,464	10.76 - 12.43	410,107,296	2.31	0.90 - 2.35	(3.75) - (2.34)
Sub-Account	2020	31,212,086	11.14 - 12.78	387,827,774	3.21	0.90 - 2.35	5.38 - 6.92
	2019	28,559,915	10.49 - 12.00	333,208,483	4.46	0.90 - 2.35	5.70 - 7.25
	2018	28,609,283	9.85 - 11.23	313,000,009	2.76	0.90 - 2.35	(2.31) - (0.88)
	2017	30,860,383	10.01 - 11.38	342,738,205	2.47	0.90 - 2.20	1.07 - 2.39
BHFTI JPMorgan Global	2021	679,237,166	1.62 - 18.29	1,225,445,904	0.48	0.90 - 2.35	7.09 - 8.66
Active Allocation Sub-Account	2020	725,594,253	1.51 - 17.09	1,209,902,167	2.29	0.90 - 2.35	9.61 - 11.22
	2019	790,613,372	1.38 - 15.38	1,190,492,743	2.74	0.90 - 2.35	14.20 - 15.87
	2018	870,005,941	1.21 - 13.28	1,135,038,317	1.63	0.90 - 2.35	(9.36) - (8.02)
	2017	828,047,798	1.33 - 14.44	1,175,046,012	2.52	0.90 - 2.35	13.96 - 15.61
BHFTI JPMorgan Small Cap	2021	836,225	29.18 - 35.42	26,707,343	1.15	0.90 - 2.30	29.99 - 31.55
Value Sub-Account	2020	995,696	22.45 - 26.93	24,333,449	1.36	0.90 - 2.30	3.92 - 5.16
	2019	907,357	21.60 - 25.61	21,252,730	1.33	0.90 - 2.30	16.81 - 18.08
	2018	940,191	18.49 - 21.68	18,754,326	1.31	0.90 - 2.30	(15.73) - (14.68)
	2017	1,032,660	21.94 - 25.42	24,296,172	1.32	0.90 - 2.30	1.27 - 2.39
BHFTI Loomis Sayles Global	2021	6,233,627	27.75 - 34.57	197,373,609	0.82	0.95 - 2.35	11.61 - 13.18
Allocation Sub-Account	2020	6,475,666	24.87 - 30.55	181,751,511	0.68	0.95 - 2.35	12.12 - 13.70
	2019	6,574,748	22.18 - 26.87	162,833,245	1.49	0.95 - 2.35	24.56 - 26.32
	2018	7,006,931	17.81 - 21.27	138,105,130	1.84	0.95 - 2.35	(7.60) - (6.29)
	2017	7,449,959	19.27 - 22.83	157,610,283	1.39	0.90 - 2.35	20.12 - 21.87
BHFTI Loomis Sayles Growth	2021	25,062,911	23.82 - 410.49	772,890,045	0.09	0.90 - 2.35	15.52 - 17.54
Sub-Account	2020	16,904,818	20.61 - 351.34	419,467,488	0.62	0.90 - 2.35	29.15 - 31.87
	2019	21,093,686	15.93 - 269.23	400,838,028	0.81	0.90 - 2.35	20.70 - 22.46
	2018	23,583,660	13.06 - 220.81	367,812,591	0.58	0.90 - 2.35	(9.23) - (7.90)
	2017	27,853,512	14.25 - 240.67	473,171,845	0.72	0.90 - 2.35	15.67 - 17.35

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI MetLife Multi-Index	2021	484,968,947	1.63 - 18.08	980,948,128	1.76	0.90 - 2.20	7.33 - 8.73
Targeted Risk Sub-Account	2020	527,514,679	1.52 - 16.64	986,060,233	2.19	0.90 - 2.20	4.23 - 5.60
	2019	558,551,821	1.46 - 15.59	994,447,972	2.14	0.90 - 2.20	19.06 - 20.62
	2018	594,369,348	1.22 - 12.95	878,288,064	1.75	0.90 - 2.20	(9.22) - (8.02)
	2017	602,325,151	1.33 - 14.11	977,135,322	1.46	0.90 - 2.25	12.98 - 14.51
BHFTI MFS® Research	2021	11,319,006	20.71 - 30.31	273,459,974	0.95	0.89 - 2.35	9.12 - 10.99
International Sub-Account	2020	11,761,880	18.97 - 27.31	258,356,970	2.24	0.89 - 2.35	10.38 - 12.27
	2019	12,563,346	17.18 - 24.33	247,942,953	1.35	0.89 - 2.35	25.33 - 27.55
	2018	13,932,370	13.70 - 19.07	217,709,174	1.98	0.89 - 2.35	(16.01) - (14.57)
	2017	14,986,140	16.30 - 22.33	276,582,465	1.74	0.89 - 2.35	25.19 - 27.37
BHFTI Morgan Stanley	2021	4,613,702	10.90 - 101.52	328,336,298	—	0.89 - 2.30	(12.81) - (11.33)
Discovery Sub-Account	2020	5,321,944	12.36 - 114.50	431,483,601	—	0.89 - 2.30	147.36 - 151.52
	2019	7,926,586	4.94 - 45.52	257,885,194	—	0.89 - 2.30	36.94 - 39.23
	2018	9,448,933	3.57 - 32.70	222,695,855	—	0.89 - 2.30	7.63 - 9.43
	2017	11,326,489	3.28 - 29.88	246,048,488	0.15	0.89 - 2.30	36.74 - 39.12
BHFTI PanAgora Global	2021	132,131,007	12.57 - 14.91	1,908,147,048	—	0.90 - 2.35	10.03 - 11.63
Diversified Risk II	2020	147,364,006	11.50 - 13.38	1,915,973,321	2.34	0.90 - 2.35	0.63 - 2.10
Sub-Account	2019	162,027,889	11.35 - 13.13	2,073,668,948	2.95	0.90 - 2.35	17.13 - 18.84
	2018	182,066,578	9.61 - 11.07	1,970,551,063	0.38	0.90 - 2.35	(8.54) - (7.19)
	2017	202,498,724	10.43 - 11.96	2,373,211,858	1.71	0.90 - 2.35	7.26 - 8.82
BHFTI PanAgora Global	2021	98,983,254	1.42 - 15.36	151,367,026	—	0.90 - 2.05	4.24 - 5.44
Diversified Risk Sub-Account	2020	105,842,821	1.36 - 14.60	154,018,455	3.25	0.90 - 2.05	9.57 - 10.84
	2019	107,444,025	1.23 - 13.20	141,728,174	3.24	0.90 - 2.20	19.34 - 20.90
	2018	106,655,491	1.03 - 10.94	117,135,727	—	0.90 - 2.20	(9.61) - (8.42)
	2017	128,771,774	1.14 - 11.97	154,256,858	—	0.90 - 2.20	10.15 - 11.59
BHFTI PIMCO Inflation	2021	36,898,564	14.64 - 19.20	625,729,334	0.73	0.90 - 2.35	2.97 - 4.48
Protected Bond Sub-Account	2020	34,779,389	14.22 - 18.37	566,992,468	2.66	0.90 - 2.35	8.95 - 10.54
	2019	37,065,872	13.05 - 16.62	550,130,631	3.39	0.90 - 2.35	3.20 - 7.30
	2018	40,080,372	12.34 - 15.49	557,952,618	1.59	0.90 - 2.35	(4.69) - (3.29)
	2017	43,727,125	12.95 - 16.02	633,944,947	1.56	0.90 - 2.35	1.07 - 2.54
BHFTI PIMCO Total Return	2021	74,724,463	14.21 - 23.56	1,448,825,191	1.81	0.89 - 2.35	(3.68) - (2.01)
Sub-Account	2020	71,316,385	14.58 - 24.04	1,420,749,056	3.60	0.89 - 2.35	5.99 - 7.85
	2019	71,240,472	13.58 - 22.29	1,325,242,938	2.89	0.89 - 2.35	5.94 - 7.72
	2018	76,540,109	12.67 - 20.69	1,331,823,874	1.36	0.89 - 2.35	(2.56) - (0.86)
	2017	83,642,926	12.85 - 20.87	1,482,270,883	1.75	0.89 - 2.35	2.08 - 3.85
BHFTI Schroders Global	2021	478,268,611	1.53 - 17.27	812,041,753	0.32	0.90 - 2.35	8.83 - 10.42
Multi-Asset Sub-Account	2020	548,727,426	1.40 - 15.87	846,491,549	1.77	0.90 - 2.35	(0.27) - 1.19
	2019	601,907,932	1.41 - 15.69	921,743,626	1.47	0.90 - 2.35	18.67 - 20.40
	2018	679,440,347	1.19 - 13.04	867,708,307	1.69	0.90 - 2.35	(11.54) - (10.24)
	2017	442,077,911	1.34 - 14.41	628,730,158	0.79	0.90 - 2.35	11.65 - 13.27
BHFTI SSGA Emerging Markets	2021	542,322	11.36 - 11.56	6,242,369	1.61	1.15 - 1.80	(1.48) - (0.84)
Enhanced Index Sub-Account	2020	187,675	11.54 - 11.66	2,181,864	2.32	1.15 - 1.75	12.65 - 13.33
(Commenced 4/29/2019)	2019	84,800	10.25 - 10.28	871,325	—	1.30 - 1.65	2.53 - 2.78

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI SSGA Growth and	2021	55,003,158	19.56 - 24.76	1,237,577,156	1.77	0.90 - 2.35	10.75 - 12.36
Income ETF Sub-Account	2020	60,080,602	17.66 - 22.04	1,209,902,902	2.66	0.90 - 2.35	7.27 - 8.84
	2019	64,832,638	16.47 - 20.25	1,205,892,186	2.32	0.90 - 2.35	16.83 - 18.54
	2018	70,665,371	14.09 - 17.08	1,115,176,743	2.32	0.90 - 2.35	(8.70) - (7.36)
	2017	78,213,763	15.44 - 18.44	1,340,474,908	2.43	0.90 - 2.35	13.18 - 14.82
BHFTI SSGA Growth ETF	2021	19,030,364	21.06 - 26.66	457,525,910	1.45	0.90 - 2.35	14.87 - 16.55
Sub-Account	2020	20,996,087	18.33 - 22.88	435,829,981	2.41	0.90 - 2.35	8.17 - 9.75
	2019	22,661,159	16.95 - 20.84	431,106,427	1.95	0.90 - 2.35	6.77 - 21.35
	2018	24,904,386	14.17 - 17.18	392,931,024	2.03	0.90 - 2.35	(10.88) - (9.57)
	2017	28,040,270	15.90 - 18.99	492,240,056	2.10	0.90 - 2.35	16.87 - 18.57
BHFTI T. Rowe Price Large	2021	7,509,646	67.74 - 269.71	852,422,100	1.91	0.89 - 2.35	23.05 - 25.18
Cap Value Sub-Account	2020	8,082,665	54.96 - 215.46	730,729,576	2.45	0.89 - 2.35	0.47 - 2.23
	2019	8,304,152	54.61 - 210.76	730,034,657	2.13	0.89 - 2.35	23.58 - 25.69
	2018	9,073,593	44.13 - 167.68	635,360,934	1.84	0.89 - 2.35	(11.28) - (9.76)
	2017	10,083,649	49.66 - 185.82	785,052,972	2.07	0.89 - 2.35	14.24 - 16.23
BHFTI T. Rowe Price Mid Cap	2021	15,720,195	33.10 - 42.09	612,582,811	—	1.15 - 2.35	12.31 - 13.66
Growth Sub-Account	2020	16,725,446	29.46 - 37.03	573,354,065	0.03	1.15 - 2.35	21.03 - 22.50
	2019	17,948,180	24.32 - 30.23	502,499,480	0.03	1.15 - 2.35	28.02 - 29.57
	2018	19,662,128	18.99 - 23.33	425,595,931	—	1.15 - 2.35	(4.48) - (1.94)
	2017	22,282,585	19.87 - 23.52	500,453,764	—	1.30 - 2.35	21.85 - 23.14
BHFTI TCW Core Fixed Income	2021	24,262	10.97 - 11.50	271,566	1.33	0.90 - 1.60	(2.91) - (2.23)
Sub-Account	2020	30,287	11.30 - 11.76	348,529	2.52	0.90 - 1.60	7.40 - 8.16
	2019	26,085	10.52 - 10.87	278,387	3.40	0.90 - 1.60	6.67 - 7.42
	2018	30,719	9.86 - 10.12	305,946	2.30	0.90 - 1.60	(1.53) - (0.83)
	2017	34,566	10.02 - 10.21	348,809	1.56	0.90 - 1.60	1.19 - 1.90
BHFTI Victory Sycamore Mid	2021	4,100,963	3.16 - 74.11	259,355,613	1.11	0.90 - 2.35	28.74 - 30.62
Cap Value Sub-Account	2020	4,809,085	2.42 - 56.74	234,991,906	1.43	0.90 - 2.35	5.13 - 6.67
	2019	4,898,181	2.27 - 53.19	226,484,316	1.08	0.90 - 2.35	25.99 - 27.83
	2018	5,527,899	1.78 - 41.61	201,225,901	0.57	0.90 - 2.35	(12.25) - (10.96)
	2017	6,509,324	2.00 - 46.73	267,404,967	0.91	0.90 - 2.35	6.94 - 8.50
BHFTI Western Asset	2021	41,506,542	10.59 - 12.37	487,800,712	2.12	0.90 - 2.35	(4.25) - (2.85)
Management Government	2020	46,000,498	11.06 - 12.73	558,892,995	2.38	0.90 - 2.35	5.17 - 6.71
Income Sub-Account	2019	44,155,510	10.52 - 11.93	505,216,508	2.76	0.90 - 2.35	5.00 - 6.53
	2018	47,610,656	10.02 - 11.20	513,955,358	2.79	0.90 - 2.35	(2.40) - (0.97)
	2017	52,602,412	10.26 - 11.31	576,103,640	2.18	0.90 - 2.35	0.22 - 1.68
BHFTII Baillie Gifford	2021	14,365,106	7.56 - 25.69	240,011,799	0.73	1.10 - 2.25	(3.20) - (2.08)
International Stock	2020	14,780,553	7.72 - 26.24	252,669,174	1.85	1.10 - 2.25	23.44 - 24.88
Sub-Account	2019	16,290,773	6.19 - 21.01	223,852,473	1.08	1.10 - 2.25	10.25 - 30.98
	2018	18,628,820	4.72 - 16.05	196,377,713	0.92	1.10 - 2.25	(19.05) - (18.10)
	2017	19,385,638	5.77 - 19.59	250,476,859	1.00	1.10 - 2.25	31.90 - 33.42
BHFTII BlackRock Bond	2021	2,608,661	50.44 - 91.76	178,315,759	2.52	0.89 - 2.30	(2.86) - (1.32)
Income Sub-Account	2020	1,886,172	51.93 - 92.99	131,130,209	3.24	0.89 - 2.30	5.97 - 7.63
	2019	1,471,276	49.00 - 86.39	94,609,213	3.53	0.89 - 2.30	7.17 - 8.85
	2018	1,262,721	45.72 - 79.37	74,443,334	3.17	0.89 - 2.30	(2.79) - 0.93
	2017	1,210,717	47.04 - 80.37	72,493,090	2.97	0.89 - 2.30	1.59 - 3.18

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock Capital	2021	51,526,171	2.02 - 162.90	130,815,677	—	0.89 - 2.30	18.45 - 20.13
Appreciation Sub-Account	2020	41,183,273	1.70 - 135.60	93,250,965	—	0.89 - 2.30	37.46 - 39.42
	2019	28,653,659	1.24 - 97.26	52,690,823	0.09	0.89 - 2.30	29.83 - 31.67
	2018	12,135,301	0.95 - 73.87	26,500,659	0.09	0.89 - 2.30	(4.75) - 1.51
	2017	510,906	22.58 - 72.77	16,273,783	0.09	0.89 - 2.30	30.89 - 32.75
BHFTII BlackRock	2021	31,555,641	2.23 - 25.03	312,107,532	0.08	0.90 - 2.35	(2.76) - (1.27)
Ultra-Short Term Bond	2020	33,467,066	2.27 - 25.37	333,755,587	1.67	0.90 - 2.35	(2.14) - (0.65)
Sub-Account	2019	27,409,436	2.29 - 25.55	281,759,907	1.52	0.90 - 2.35	(0.49) - 1.02
	2018	28,914,668	2.28 - 25.31	290,964,126	0.76	0.90 - 2.35	(0.82) - 0.70
	2017	28,762,874	2.27 - 25.15	293,895,134	0.09	0.90 - 2.35	(1.70) - (0.21)
BHFTII Brighthouse Asset	2021	8,678,852	15.18 - 19.34	150,511,209	2.96	0.90 - 2.35	1.28 - 2.76
Allocation 20 Sub-Account	2020	10,127,737	14.99 - 18.82	171,713,251	2.76	0.90 - 2.35	6.97 - 8.53
	2019	8,213,048	14.01 - 17.34	129,092,090	2.10	0.90 - 2.35	9.14 - 10.74
	2018	7,342,533	13.11 - 15.66	104,881,125	2.15	0.90 - 2.20	(4.74) - (3.49)
	2017	6,959,208	13.76 - 16.22	103,669,768	2.00	0.90 - 2.20	4.61 - 5.98
BHFTII Brighthouse Asset	2021	145,527,897	17.43 - 22.36	2,921,516,876	2.66	0.90 - 2.35	4.93 - 6.46
Allocation 40 Sub-Account	2020	163,246,967	16.61 - 21.00	3,099,064,028	2.68	0.90 - 2.35	8.45 - 10.04
	2019	180,564,815	15.32 - 19.09	3,134,940,152	2.17	0.90 - 2.35	12.91 - 14.56
	2018	202,906,702	13.57 - 16.83	3,095,758,853	1.99	0.90 - 2.35	(6.63) - (5.26)
	2017	233,277,672	14.53 - 17.77	3,782,892,946	1.97	0.90 - 2.35	8.08 - 9.65
BHFTII Brighthouse Asset	2021	245,733,297	20.94 - 31.15	5,822,125,979	2.11	0.90 - 2.35	8.33 - 9.91
Allocation 60 Sub-Account	2020	269,814,130	19.31 - 28.43	5,852,675,428	2.19	0.90 - 2.35	11.20 - 12.83
	2019	296,937,812	17.35 - 25.27	5,744,541,741	1.94	0.90 - 2.35	16.65 - 18.35
	2018	329,067,375	14.86 - 21.42	5,413,952,175	1.64	0.90 - 2.35	(8.32) - (6.97)
	2017	369,390,513	16.19 - 23.09	6,576,710,655	1.72	0.90 - 2.35	12.07 - 13.71
BHFTII Brighthouse Asset	2021	209,845,016	23.58 - 36.38	5,594,579,568	1.66	0.90 - 2.35	12.05 - 13.68
Allocation 80 Sub-Account	2020	234,189,066	21.02 - 32.10	5,531,534,653	1.81	0.90 - 2.35	13.88 - 15.55
	2019	260,378,401	18.44 - 27.86	5,359,706,005	1.75	0.90 - 2.35	20.85 - 22.62
	2018	289,237,581	15.24 - 22.79	4,888,889,937	1.31	0.90 - 2.35	(10.26) - (8.94)
	2017	320,858,282	16.97 - 25.11	5,997,031,325	1.54	0.90 - 2.35	16.40 - 18.10
BHFTII Brighthouse/Artisan	2021	5,199,238	29.36 - 95.03	183,258,200	0.77	0.89 - 2.35	23.65 - 25.78
Mid Cap Value Sub-Account	2020	6,085,252	23.74 - 75.55	170,862,438	0.75	0.89 - 2.35	3.51 - 5.30
	2019	6,386,727	22.94 - 71.75	172,066,907	0.53	0.89 - 2.35	20.57 - 22.65
	2018	6,972,807	19.02 - 58.50	154,625,972	0.39	0.89 - 2.35	(15.44) - (11.05)
	2017	7,979,852	22.49 - 68.00	207,336,567	0.51	0.89 - 2.35	9.93 - 11.82
BHFTII	2021	2,194,308	27.28 - 32.80	66,032,452	1.52	0.90 - 2.30	11.27 - 12.84
Brighthouse/Dimensional	2020	2,502,329	24.51 - 29.07	67,120,202	2.47	0.90 - 2.30	6.31 - 7.81
International Small Company	2019	2,634,686	23.06 - 26.96	65,932,849	1.03	0.90 - 2.30	7.88 - 21.93
Sub-Account	2018	2,801,946	19.18 - 22.11	57,864,977	2.51	0.90 - 2.30	(22.38) - (21.28)
	2017	2,741,436	24.71 - 28.09	72,337,511	1.97	0.90 - 2.30	27.49 - 29.28
BHFTII	2021	15,460,997	11.81 - 128.34	837,767,040	1.31	0.89 - 2.35	21.23 - 23.33
Brighthouse/Wellington Core	2020	17,572,809	9.61 - 104.06	776,617,058	1.50	0.89 - 2.35	8.39 - 10.28
Equity Opportunities	2019	19,143,595	26.20 - 94.36	769,677,407	1.52	0.89 - 2.35	27.73 - 29.78
Sub-Account	2018	22,089,432	6.76 - 72.71	689,411,811	1.67	0.89 - 2.35	(2.58) - 2.35
	2017	26,398,229	6.84 - 73.43	831,306,119	1.46	0.89 - 2.35	16.17 - 18.02

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Frontier Mid Cap	2021	2,027,494	38.00 - 166.77	89,343,658	—	1.15 - 2.35	11.73 - 13.07
Growth Sub-Account	2020	2,211,436	34.01 - 147.48	85,697,376	—	1.15 - 2.35	28.33 - 29.88
	2019	2,377,524	26.50 - 113.55	71,039,365	—	1.15 - 2.35	29.75 - 31.32
	2018	2,592,967	20.42 - 86.47	59,173,615	—	1.15 - 2.35	(8.10) - (3.60)
	2017	2,948,860	22.22 - 25.66	72,637,850	—	1.30 - 2.35	22.04 - 23.33
BHFTII Jennison Growth	2021	11,869,984	14.29 - 73.56	751,957,716	—	0.90 - 2.35	14.20 - 15.86
Sub-Account	2020	13,061,268	12.37 - 63.48	716,346,217	0.01	0.90 - 2.35	52.74 - 55.00
	2019	15,069,529	8.00 - 40.97	536,292,750	0.21	0.90 - 2.35	29.42 - 31.31
	2018	16,632,803	6.11 - 31.20	453,769,065	0.12	0.90 - 2.35	(2.22) - (0.79)
	2017	18,321,429	6.17 - 31.45	507,080,287	0.09	0.90 - 2.35	33.82 - 35.76
BHFTII Loomis Sayles Small	2021	148,128	80.91 - 112.80	13,996,448	—	1.10 - 2.30	18.88 - 20.31
Cap Core Sub-Account	2020	182,802	68.07 - 93.76	14,461,467	—	1.10 - 2.30	9.24 - 10.56
	2019	189,127	62.31 - 84.80	13,626,406	—	1.10 - 2.30	22.38 - 23.86
	2018	208,357	50.91 - 68.47	12,183,847	—	1.10 - 2.30	(13.33) - (12.27)
	2017	215,634	58.74 - 78.05	14,483,333	0.06	1.10 - 2.30	12.35 - 13.70
BHFTII Loomis Sayles Small	2021	10,512	39.03 - 44.19	424,609	—	0.90 - 1.50	8.11 - 8.76
Cap Growth Sub-Account	2020	11,059	36.10 - 40.63	412,523	—	0.90 - 1.50	32.04 - 32.84
	2019	8,434	27.34 - 30.58	239,196	—	0.90 - 1.50	24.63 - 25.38
	2018	12,889	21.94 - 24.39	299,873	—	0.90 - 1.50	(1.22) - (0.62)
	2017	14,487	22.21 - 24.55	344,057	—	0.90 - 1.50	24.80 - 25.55
BHFTII MetLife Aggregate	2021	20,932,702	1.97 - 21.69	344,466,573	2.33	0.89 - 2.35	(4.53) - (2.80)
Bond Index Sub-Account	2020	20,875,366	2.04 - 22.31	355,911,421	2.68	0.89 - 2.35	4.40 - 6.26
	2019	19,628,737	1.93 - 21.00	312,536,476	2.94	0.89 - 2.35	5.83 - 7.67
	2018	20,516,851	1.80 - 19.50	294,247,365	2.82	0.89 - 2.25	(2.72) - (1.06)
	2017	21,705,738	1.82 - 19.71	313,384,800	2.68	0.89 - 2.25	0.65 - 2.35
BHFTII MetLife Mid Cap	2021	4,085,141	5.60 - 61.78	202,560,567	0.90	0.89 - 2.35	21.13 - 23.30
Stock Index Sub-Account	2020	4,489,238	4.56 - 50.11	180,519,009	1.27	0.89 - 2.35	10.43 - 12.39
	2019	4,540,665	4.07 - 44.58	162,973,154	1.17	0.89 - 2.35	22.62 - 24.83
	2018	4,807,176	3.28 - 35.71	136,815,747	1.05	0.89 - 2.35	(13.63) - (11.95)
	2017	5,121,934	3.74 - 40.63	166,303,833	1.21	0.89 - 2.35	12.93 - 14.92
BHFTII MetLife MSCI EAFE®	2021	9,850,588	2.14 - 23.91	176,716,852	1.54	0.89 - 2.25	7.90 - 9.74
Index Sub-Account	2020	10,415,948	1.96 - 21.78	170,214,542	2.55	0.89 - 2.25	5.12 - 6.89
	2019	7,920,621	1.84 - 20.38	119,450,654	2.49	0.89 - 2.25	18.87 - 20.85
	2018	8,638,406	1.53 - 16.86	104,406,755	2.81	0.89 - 2.25	(16.05) - (14.68)
	2017	8,636,458	1.80 - 19.76	122,285,606	2.51	0.89 - 2.25	21.78 - 23.80
BHFTII MetLife Russell 2000®	2021	4,303,776	5.30 - 59.82	201,031,455	0.81	0.89 - 2.35	11.54 - 13.51
Index Sub-Account	2020	4,500,750	4.68 - 52.70	185,343,457	1.18	0.89 - 2.35	16.48 - 18.56
	2019	4,658,624	3.97 - 44.45	162,234,535	0.94	0.89 - 2.35	22.29 - 24.51
	2018	4,827,070	3.20 - 35.70	134,269,548	0.88	0.89 - 2.35	(13.28) - (11.76)
	2017	4,832,284	3.64 - 40.46	152,382,147	1.01	0.89 - 2.35	11.65 - 13.66
BHFTII MetLife Stock Index	2021	18,245,389	16.78 - 190.61	906,706,242	1.38	0.89 - 2.90	24.57 - 27.22
Sub-Account	2020	19,092,398	13.24 - 149.82	753,554,421	1.71	0.89 - 2.90	14.61 - 17.05
	2019	19,891,745	11.35 - 128.00	676,951,950	1.97	0.89 - 2.90	27.29 - 29.99
	2018	21,350,722	8.76 - 98.47	561,844,816	1.62	0.89 - 2.90	(7.43) - (2.52)
	2017	22,657,750	9.30 - 104.14	639,076,662	1.60	0.89 - 2.90	17.95 - 20.47

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MFS® Total Return	2021	387,652	71.85 - 125.60	36,353,702	1.73	0.89 - 2.30	11.40 - 13.20
Sub-Account	2020	429,499	64.50 - 110.95	35,917,712	2.27	0.89 - 2.30	7.04 - 8.79
	2019	481,703	60.25 - 101.99	37,334,056	2.21	0.89 - 2.30	17.40 - 19.30
	2018	547,628	51.32 - 85.49	35,831,790	2.15	0.89 - 2.30	(7.92) - (6.41)
	2017	607,860	55.73 - 91.35	42,885,568	2.39	0.89 - 2.30	9.68 - 11.45
BHFTII MFS® Value	2021	8,665,455	22.51 - 49.65	371,552,279	1.39	0.89 - 2.35	22.39 - 24.43
Sub-Account	2020	9,079,995	18.38 - 39.99	315,089,588	1.80	0.89 - 2.35	1.24 - 3.04
	2019	8,738,762	18.13 - 38.93	295,741,854	1.74	0.89 - 2.35	26.83 - 28.98
	2018	9,345,345	14.28 - 30.25	247,115,760	1.31	0.89 - 2.35	(12.34) - (10.85)
	2017	10,064,425	16.28 - 34.01	301,209,781	1.88	0.89 - 2.35	14.86 - 16.96
BHFTII Neuberger Berman	2021	3,469,556	37.45 - 63.89	159,623,557	0.01	0.89 - 2.35	15.37 - 17.37
Genesis Sub-Account	2020	3,812,440	32.46 - 54.44	150,890,704	0.01	0.89 - 2.35	21.85 - 24.00
	2019	4,057,757	26.64 - 43.90	130,962,055	0.02	0.89 - 2.35	26.40 - 28.53
	2018	4,313,161	21.08 - 34.16	109,306,453	0.12	0.89 - 2.35	(9.16) - (7.54)
	2017	4,920,073	23.20 - 36.94	136,037,963	0.20	0.89 - 2.35	12.81 - 14.73
BHFTII T. Rowe Price Large	2021	16,400,063	23.05 - 163.32	508,789,110	—	0.89 - 2.35	17.17 - 19.16
Cap Growth Sub-Account	2020	16,710,675	19.66 - 138.21	442,547,408	0.02	0.89 - 2.35	33.46 - 35.74
	2019	17,675,457	14.64 - 102.68	348,694,167	0.19	0.89 - 2.35	27.56 - 29.83
	2018	16,833,803	11.33 - 79.82	259,939,693	0.21	0.89 - 2.35	(3.46) - (1.82)
	2017	16,507,642	11.60 - 81.98	261,127,419	0.09	0.89 - 2.35	30.39 - 32.68
BHFTII T. Rowe Price Small	2021	230,249	55.84 - 86.70	15,853,596	0.02	0.89 - 2.15	8.99 - 10.68
Cap Growth Sub-Account	2020	256,572	51.23 - 78.34	16,015,237	0.09	0.89 - 2.15	21.40 - 23.23
	2019	292,768	42.20 - 63.57	14,900,772	0.02	0.89 - 2.15	30.01 - 31.98
	2018	312,692	32.46 - 48.17	12,116,876	0.05	0.89 - 2.15	(8.78) - (7.38)
	2017	336,378	35.58 - 52.00	14,148,515	0.17	0.89 - 2.15	19.94 - 21.80
BHFTII VanEck Global	2021	5,111,331	12.36 - 14.20	68,597,066	0.99	1.10 - 2.15	15.99 - 17.21
Natural Resources	2020	6,415,136	10.66 - 12.11	73,755,840	1.22	1.10 - 2.15	18.59 - 19.85
Sub-Account	2019	7,390,509	8.99 - 10.11	71,212,820	0.35	1.10 - 2.15	9.96 - 11.12
	2018	6,884,892	8.17 - 9.10	59,956,248	—	1.10 - 2.15	(30.38) - (29.64)
	2017	7,083,667	11.74 - 12.93	88,061,334	—	1.10 - 2.15	(2.85) - (1.82)
BHFTII Western Asset	2021	26,056,787	4.24 - 46.00	1,004,049,239	3.66	0.89 - 2.35	0.23 - 1.91
Management Strategic Bond	2020	25,437,861	4.17 - 45.14	969,052,660	5.81	0.89 - 2.35	4.13 - 5.97
Opportunities Sub-Account	2019	26,453,474	3.95 - 42.60	958,728,263	4.82	0.89 - 2.35	11.58 - 13.47
	2018	29,089,667	24.90 - 37.54	937,917,920	5.30	0.89 - 2.35	(6.27) - (4.65)
	2017	31,331,458	26.57 - 39.37	1,066,892,358	3.85	0.89 - 2.35	5.43 - 7.27
BHFTII Western Asset	2021	13,541,672	14.34 - 21.27	249,686,653	2.42	0.90 - 2.35	(4.05) - (2.65)
Management U.S. Government	2020	12,897,547	14.95 - 21.85	244,874,773	2.80	0.90 - 2.35	2.47 - 3.97
Sub-Account	2019	12,288,527	14.59 - 21.02	225,818,066	2.52	0.90 - 2.35	3.32 - 4.83
	2018	12,864,119	14.12 - 20.05	226,871,420	2.06	0.90 - 2.35	(1.65) - (0.21)
	2017	13,730,177	14.36 - 20.09	244,111,008	2.43	0.90 - 2.35	(0.68) - 0.77
BlackRock Global Allocation	2021	1,247,454	27.87 - 33.41	38,718,871	0.87	0.90 - 1.90	4.41 - 5.46
V.I. Sub-Account	2020	928,612	26.69 - 31.68	27,407,903	1.55	0.90 - 1.90	18.43 - 19.62
	2019	636,532	22.54 - 26.48	15,778,245	1.65	0.90 - 1.90	15.54 - 16.70
	2018	327,579	19.51 - 22.69	6,984,006	1.44	0.90 - 1.90	(9.05) - (7.53)
	2017	128,262	22.44 - 24.78	2,999,343	1.29	0.90 - 1.60	11.91 - 12.69

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Delaware Ivy VIP Asset	2021	11,394	21.70 - 24.80	267,241	1.73	1.10 - 1.60	8.69 - 9.23
Strategy Sub-Account	2020	9,586	21.29 - 22.70	210,508	1.76	1.10 - 1.35	12.35 - 12.63
	2019	15,461	17.82 - 20.15	302,322	2.05	1.10 - 1.60	19.85 - 20.45
	2018	16,591	14.87 - 16.73	269,339	1.73	1.10 - 1.60	(6.95) - (6.48)
	2017	19,310	15.98 - 17.89	332,996	1.66	1.10 - 1.60	16.40 - 16.98
DWS CROCI® International	2021	936,930	8.76 - 10.58	9,906,904	2.47	0.89 - 1.40	7.72 - 8.27
VIP Sub-Account	2020	1,016,857	8.09 - 9.82	9,977,640	3.50	0.89 - 1.40	1.18 - 1.70
	2019	1,122,507	7.95 - 9.70	10,880,644	3.04	0.89 - 1.40	20.08 - 20.69
	2018	1,189,127	6.59 - 8.07	9,594,320	1.06	0.89 - 1.40	(15.59) - (15.16)
	2017	1,302,718	7.77 - 9.56	12,446,509	7.00	0.89 - 1.40	20.27 - 20.89
Federated Hermes High	2021	168	13.85	2,329	4.84	1.40	3.39
Income Bond Fund II	2020	168	13.39	2,252	5.85	1.40	4.12
Sub-Account	2019	168	12.86	2,163	6.03	1.40	12.95
	2018	168	11.39	1,915	7.96	1.40	(4.64)
	2017	168	11.94	2,008	22.71	1.40	5.46
Federated Hermes Kaufman	2021	5,204	19.60	101,981	—	1.40	1.08
Fund II Sub-Account	2020	5,211	19.39	101,018	—	1.40	27.00
	2019	5,211	15.26	79,542	—	1.40	31.96
	2018	5,211	11.57	60,276	—	1.40	2.39
	2017	5,219	11.30	58,964	—	1.40	26.55
Fidelity® VIP Asset	2021	2,697,442	23.50 - 25.75	63,964,042	1.57	0.89 - 1.40	8.39 - 8.95
Manager Sub-Account	2020	2,966,036	21.68 - 23.63	64,858,456	1.49	0.89 - 1.40	13.27 - 13.85
	2019	3,194,131	19.14 - 20.76	61,629,331	1.71	0.89 - 1.40	16.61 - 17.20
	2018	3,584,269	16.41 - 17.71	59,276,315	1.62	0.89 - 1.40	(6.67) - (6.19)
	2017	4,080,387	17.58 - 18.88	72,267,994	1.84	0.89 - 1.40	12.52 - 13.10
Fidelity® VIP Contrafund®	2021	12,794,358	15.04 - 180.43	740,781,263	0.05	0.89 - 2.25	24.87 - 26.70
Sub-Account	2020	14,707,492	11.97 - 142.63	663,261,038	0.17	0.89 - 2.25	27.52 - 29.41
	2019	16,768,389	9.33 - 110.40	595,706,150	0.36	0.89 - 2.25	28.53 - 30.41
	2018	18,483,447	7.22 - 84.79	516,822,732	0.60	0.89 - 2.25	(8.58) - (7.21)
	2017	20,143,633	7.85 - 91.54	625,750,850	0.91	0.89 - 2.25	19.06 - 20.80
Fidelity® VIP	2021	131,063	33.77	4,425,387	1.86	1.40	23.16
Equity-Income Sub-Account	2020	146,065	27.42	4,004,556	1.81	1.40	5.21
	2019	162,042	26.06	4,222,728	1.96	1.40	25.67
	2018	188,322	20.74	3,905,060	2.21	1.40	(9.57)
	2017	216,963	22.93	4,975,328	1.70	1.40	11.33
Fidelity® VIP FundsManager	2021	181,831,307	19.00 - 19.46	3,493,434,808	1.11	1.90 - 2.05	7.79 - 7.95
50% Sub-Account	2020	200,648,619	17.63 - 18.03	3,574,480,341	1.12	1.90 - 2.05	11.66 - 11.83
	2019	228,385,067	15.79 - 16.12	3,641,358,822	1.60	1.90 - 2.05	15.50 - 15.67
	2018	275,172,032	13.67 - 13.93	3,795,963,053	1.34	1.90 - 2.05	(7.14) - (7.00)
	2017	316,884,820	14.72 - 14.98	4,703,906,420	1.14	1.90 - 2.05	12.14 - 12.31
Fidelity® VIP FundsManager	2021	113,961,976	19.34 - 19.76	2,224,305,389	1.10	1.90 - 2.05	10.06 - 10.23
60% Sub-Account	2020	124,432,187	17.57 - 17.93	2,205,226,749	1.05	1.90 - 2.05	12.78 - 12.95
	2019	137,434,051	15.58 - 15.87	2,158,471,132	1.47	1.90 - 2.05	18.04 - 18.22
	2018	161,436,447	13.20 - 13.42	2,146,738,120	1.16	1.90 - 2.05	(8.35) - (8.21)
	2017	191,801,626	14.40 - 14.62	2,781,261,557	0.99	1.90 - 2.05	14.62 - 14.79

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Government	2021	2,216,587	6.61 - 7.60	14,912,556	0.01	0.89 - 1.40	(1.38) - (0.88)
Money Market Sub-Account	2020	2,315,865	6.70 - 7.66	15,788,668	0.31	0.89 - 1.40	(1.08) - (0.57)
	2019	2,360,205	6.78 - 7.71	16,263,289	2.00	0.89 - 1.40	0.60 - 1.11
	2018	2,554,414	6.74 - 7.62	17,486,552	1.64	0.89 - 1.40	0.23 - 0.75
	2017	2,578,960	6.72 - 10.03	17,602,157	0.67	0.89 - 2.05	(1.39) - (0.22)
Fidelity® VIP Growth	2021	3,917,239	69.40 - 75.80	275,192,786	—	0.89 - 1.40	21.50 - 22.12
Sub-Account	2020	4,330,286	57.12 - 62.07	250,231,284	0.07	0.89 - 1.40	41.89 - 42.62
	2019	4,727,832	40.25 - 43.52	192,447,150	0.26	0.89 - 1.40	32.45 - 33.12
	2018	5,216,221	30.39 - 32.69	160,226,256	0.24	0.89 - 1.40	(1.56) - (1.06)
	2017	5,678,425	30.88 - 33.04	177,086,628	0.22	0.89 - 1.40	33.26 - 33.94
Fidelity® VIP Index 500	2021	1,339,136	59.71 - 66.03	80,960,734	1.25	0.89 - 1.40	26.79 - 27.44
Sub-Account	2020	1,456,239	47.09 - 51.82	69,401,996	1.74	0.89 - 1.40	16.59 - 17.19
	2019	1,603,022	40.39 - 44.22	65,492,854	1.94	0.89 - 1.40	29.52 - 30.19
	2018	1,773,192	31.52 - 33.96	55,902,972	1.82	0.89 - 1.35	(5.78) - (5.34)
	2017	1,974,819	33.45 - 35.88	66,077,861	1.77	0.89 - 1.35	20.09 - 20.64
Fidelity® VIP Mid Cap	2021	3,654,675	99.13 - 123.37	407,375,350	0.34	0.95 - 1.90	22.95 - 24.12
Sub-Account	2020	4,546,934	80.63 - 99.39	410,629,430	0.40	0.95 - 1.90	15.64 - 16.75
	2019	4,886,437	69.72 - 85.13	380,021,877	0.67	0.95 - 1.90	20.85 - 22.01
	2018	5,255,869	57.69 - 69.78	336,722,689	0.40	0.95 - 1.90	(16.39) - (15.58)
	2017	5,822,703	68.99 - 82.66	444,177,834	0.49	0.95 - 1.90	18.28 - 19.40
Fidelity® VIP Overseas	2021	243,505	20.09 - 22.79	5,140,484	0.53	1.15 - 1.40	18.04 - 18.33
Sub-Account	2020	254,641	16.98 - 19.28	4,536,930	0.45	1.15 - 1.40	14.00 - 14.29
	2019	265,333	14.85 - 16.89	4,148,762	1.70	1.15 - 1.40	25.99 - 26.31
	2018	290,819	11.76 - 13.38	3,608,965	1.54	1.15 - 1.40	(16.00) - (15.79)
	2017	307,530	13.96 - 15.91	4,543,644	1.41	1.15 - 1.40	28.48 - 28.80
FTVIPT Franklin Income VIP	2021	2,587,978	64.44 - 98.88	221,874,517	4.68	0.95 - 2.25	14.16 - 15.65
Sub-Account	2020	2,906,498	56.45 - 85.49	216,756,722	5.79	0.95 - 2.25	(1.55) - (0.26)
	2019	2,999,443	57.34 - 85.72	225,606,636	5.37	0.95 - 2.25	13.48 - 14.96
	2018	3,323,429	50.53 - 74.56	218,572,330	4.83	0.95 - 2.25	(6.45) - (5.21)
	2017	3,717,519	54.01 - 78.66	259,462,703	4.13	0.95 - 2.25	7.24 - 8.64
FTVIPT Franklin Mutual	2021	2,534,794	36.22 - 46.00	104,245,566	2.78	0.95 - 1.90	16.93 - 18.04
Shares VIP Sub-Account	2020	3,029,248	30.98 - 38.97	106,118,890	2.91	0.95 - 1.90	(6.84) - (5.94)
	2019	2,999,205	33.25 - 41.44	112,291,753	1.79	0.95 - 1.90	20.27 - 21.41
	2018	3,418,001	27.65 - 34.13	105,943,384	2.34	0.95 - 1.90	(10.79) - (9.93)
	2017	3,858,849	30.99 - 37.89	133,542,917	2.23	0.95 - 1.90	6.31 - 7.33
FTVIPT Franklin Small Cap	2021	4,532,108	2.58 - 59.06	117,103,523	1.00	0.95 - 1.80	23.13 - 24.18
Value VIP Sub-Account	2020	5,840,425	2.08 - 47.73	119,743,223	1.52	0.95 - 1.80	3.31 - 4.19
	2019	5,964,676	18.03 - 45.97	116,737,127	1.06	0.95 - 1.80	24.09 - 25.15
	2018	6,690,072	1.59 - 36.86	104,045,294	0.89	0.95 - 1.80	(14.44) - (13.70)
	2017	7,335,249	1.85 - 42.86	131,376,313	0.52	0.95 - 1.80	8.68 - 9.61
FTVIPT Templeton Foreign	2021	1,949,285	14.78 - 33.95	63,279,379	1.82	1.55 - 2.30	1.79 - 2.56
VIP Sub-Account	2020	2,090,723	14.42 - 33.16	66,331,113	3.40	1.55 - 2.30	(3.41) - (2.68)
	2019	1,989,221	14.43 - 34.12	64,988,370	1.72	1.55 - 2.30	9.97 - 10.80
	2018	1,992,730	13.05 - 30.84	58,848,718	2.63	1.55 - 2.30	(17.38) - (16.75)
	2017	1,993,298	15.72 - 37.10	70,683,455	2.62	1.55 - 2.30	14.05 - 14.90

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
FTVIPT Templeton Global	2021	10,239,271	15.19 - 18.47	171,855,392	—	0.95 - 1.80	(6.69) - (5.89)
Bond VIP Sub-Account	2020	9,656,247	16.28 - 19.62	173,071,451	8.23	0.95 - 1.80	(6.98) - (6.18)
	2019	9,652,416	17.50 - 20.91	185,378,619	7.08	0.95 - 1.80	0.19 - 1.05
	2018	10,293,632	17.46 - 20.70	196,643,947	—	0.95 - 1.80	0.11 - 0.97
	2017	10,914,647	17.44 - 20.50	207,536,185	—	0.95 - 1.80	0.11 - 0.96
Invesco V.I. American	2021	227	20.58	4,668	—	1.40	10.37
Franchise Sub-Account	2020	227	18.65	4,236	0.07	1.40	40.37
	2019	227	13.28	3,018	—	1.40	34.86
	2018	227	9.85	2,238	—	1.40	(4.97)
	2017	1,440	10.37	14,923	0.08	1.40	25.58
Invesco V.I. Core Equity	2021	9,328	12.11	112,964	0.58	1.40	25.96
Sub-Account	2020	11,664	9.61	112,133	1.30	1.40	12.26
	2019	15,110	8.56	129,391	0.94	1.40	27.17
	2018	16,354	6.73	110,127	0.90	1.40	(10.66)
	2017	17,258	7.54	130,081	0.96	1.40	11.61
Invesco V.I. Equity and	2021	18,155,062	10.53 - 38.10	635,723,241	1.61	0.95 - 1.90	16.12 - 17.23
Income Sub-Account	2020	20,319,777	9.00 - 32.50	610,260,400	2.23	0.95 - 1.90	7.58 - 8.61
	2019	21,646,824	8.30 - 29.92	601,877,078	2.28	0.95 - 1.90	17.75 - 18.87
	2018	23,855,831	6.99 - 25.17	560,935,776	1.97	0.95 - 1.90	(11.44) - (10.59)
	2017	25,769,702	7.84 - 28.15	681,403,273	1.45	0.95 - 1.90	8.70 - 9.74
Invesco V.I. International	2021	5,145,654	12.98 - 49.57	225,296,020	1.04	0.95 - 1.80	3.72 - 4.61
Growth Sub-Account	2020	5,646,167	12.43 - 47.39	237,626,413	2.14	0.95 - 1.80	11.71 - 12.66
	2019	6,222,306	11.06 - 42.06	233,711,133	1.26	0.95 - 1.80	25.95 - 27.03
	2018	7,312,222	8.72 - 33.11	217,298,662	1.81	0.95 - 1.80	(16.73) - (16.01)
	2017	7,575,169	10.40 - 39.43	269,423,754	1.24	0.95 - 1.80	20.54 - 21.57
Invesco V.I. Main Street	2021	1,916,039	34.17 - 59.80	104,925,586	0.17	0.95 - 1.80	20.08 - 21.11
Small Cap® Sub-Account	2020	2,356,871	28.27 - 49.38	107,042,693	0.37	0.95 - 1.80	17.50 - 18.50
	2019	2,554,137	23.91 - 41.67	98,399,913	—	0.95 - 1.80	23.88 - 24.94
	2018	2,862,403	19.17 - 33.35	88,702,351	0.06	0.95 - 1.80	(12.14) - (11.39)
	2017	3,322,847	21.68 - 37.64	116,688,023	0.65	0.95 - 1.80	11.88 - 12.84
Invesco V.I. Main Street®	2021	1,381	17.15	23,683	0.71	1.40	25.80
Sub-Account	2020	1,395	13.63	19,021	1.52	1.40	12.35
	2019	1,395	12.13	16,930	1.06	1.40	30.25
	2018	1,395	9.32	12,998	1.18	1.40	(9.17)
	2017	11,112	10.26	113,981	1.25	1.40	15.29
Invesco V.I. U.S. Government	2021	503	5.13	2,581	—	1.40	(1.38)
Money Sub-Account	2020	529	5.20	2,749	0.22	1.40	(1.18)
	2019	560	5.26	2,945	1.70	1.40	0.29
	2018	585	5.25	3,069	1.34	1.40	(0.06)
	2017	613	5.25	3,219	0.38	1.40	(1.00)
LMPVET ClearBridge Variable	2021	8,358,989	20.53 - 128.49	502,761,481	0.56	0.95 - 2.30	20.85 - 22.49
Appreciation Sub-Account	2020	8,163,078	11.21 - 104.90	457,022,773	1.03	0.95 - 2.30	0.00 - 13.69
	2019	7,974,959	15.07 - 92.27	440,731,484	1.32	0.95 - 2.30	26.91 - 28.64
	2018	8,114,870	11.85 - 71.73	393,172,143	1.22	0.95 - 2.30	(3.99) - (2.68)
	2017	7,854,907	12.31 - 73.70	452,130,395	1.18	0.95 - 2.30	16.84 - 18.42

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2021	6,031,677	26.35 - 46.88	256,460,367	1.34	0.95 - 2.30	23.92 - 25.42
Dividend Strategy	2020	6,697,768	21.26 - 37.38	228,380,228	1.32	0.95 - 2.30	5.22 - 6.48
Sub-Account	2019	6,996,832	20.21 - 35.10	225,020,223	1.32	0.95 - 2.30	28.60 - 30.17
	2018	7,795,080	15.72 - 26.97	193,406,499	1.38	0.95 - 2.30	(7.03) - (5.90)
	2017	8,474,807	16.91 - 28.66	224,472,939	1.35	0.95 - 2.30	16.47 - 17.89
LMPVET ClearBridge Variable	2021	46,893	58.32 - 68.03	2,981,127	—	1.50 - 2.15	19.35 - 20.13
Large Cap Growth	2020	50,713	48.87 - 56.63	2,692,551	0.02	1.50 - 2.15	27.95 - 28.79
Sub-Account	2019	57,901	38.19 - 43.97	2,392,450	0.34	1.50 - 2.15	29.35 - 30.19
	2018	69,686	29.52 - 33.77	2,215,534	0.26	1.50 - 2.15	(2.12) - (1.48)
	2017	101,448	30.17 - 34.28	3,261,658	0.22	1.50 - 2.15	23.10 - 23.90
LMPVET ClearBridge Variable	2021	238,351	36.12 - 43.73	9,803,629	1.08	1.50 - 2.30	23.34 - 24.33
Large Cap Value Sub-Account	2020	229,282	29.29 - 35.17	7,626,209	1.46	1.50 - 2.30	2.85 - 3.68
	2019	235,436	28.47 - 33.92	7,569,792	1.73	1.50 - 2.30	25.95 - 26.96
	2018	232,863	22.61 - 26.72	5,902,416	1.50	1.50 - 2.30	(10.96) - (10.24)
	2017	248,434	25.39 - 29.77	7,016,572	1.28	1.50 - 2.30	12.23 - 13.13
LMPVET ClearBridge Variable	2021	2,939,290	31.33 - 81.20	157,688,679	—	0.95 - 2.30	10.05 - 11.55
Small Cap Growth	2020	3,107,004	28.41 - 72.80	158,957,879	—	0.95 - 2.30	40.00 - 41.91
Sub-Account	2019	3,412,090	20.24 - 51.30	128,119,129	—	0.95 - 2.30	23.99 - 25.67
	2018	3,317,005	16.28 - 40.82	104,196,797	—	0.95 - 2.30	1.07 - 2.45
	2017	3,504,028	16.06 - 39.84	113,694,790	—	0.95 - 2.30	21.45 - 23.09
LMPVET Franklin Multi-Asset	2021	968,523	30.15 - 38.21	33,313,811	3.22	0.95 - 1.90	9.37 - 10.41
Variable Conservative Growth	2020	1,063,286	27.57 - 34.60	33,240,004	2.06	0.95 - 1.90	8.87 - 9.91
Sub-Account	2019	1,180,673	25.32 - 31.48	33,753,890	2.05	0.95 - 1.90	15.16 - 16.26
	2018	1,337,369	21.99 - 27.08	33,045,053	2.43	0.95 - 1.90	(6.21) - (5.31)
	2017	1,529,846	23.45 - 28.60	40,132,539	2.35	0.95 - 1.90	11.42 - 12.48
LMPVET Franklin Multi-Asset	2021	1,909,686	31.24 - 39.58	67,782,293	3.81	0.95 - 1.90	18.43 - 19.56
Variable Growth	2020	2,312,789	26.38 - 33.11	68,990,481	1.53	0.95 - 1.90	9.14 - 10.18
Sub-Account	2019	2,720,954	24.17 - 30.05	74,124,103	1.48	0.95 - 1.90	20.27 - 21.42
	2018	3,186,503	20.10 - 24.75	71,918,076	2.54	0.95 - 1.90	(9.78) - (8.92)
	2017	3,596,291	22.28 - 27.17	89,558,223	1.79	0.95 - 1.90	17.10 - 18.21
LMPVET Franklin Multi-Asset	2021	21,023	29.54 - 32.64	664,266	4.05	1.50 - 1.90	14.47 - 14.93
Variable Moderate Growth	2020	22,247	25.81 - 28.40	612,939	1.70	1.50 - 1.90	8.98 - 9.41
Sub-Account	2019	24,153	23.68 - 25.96	608,135	1.68	1.50 - 1.90	18.16 - 18.64
	2018	25,741	20.04 - 21.88	547,294	2.09	1.50 - 1.90	(8.05) - (7.68)
	2017	34,884	21.80 - 23.70	803,869	1.91	1.50 - 1.90	14.54 - 14.99
LMPVIT Western Asset	2021	3,915,500	19.40 - 33.31	102,022,550	4.49	0.95 - 2.30	(0.98) - 0.37
Variable Global High Yield	2020	3,428,634	19.55 - 33.19	92,816,868	4.08	0.95 - 2.30	4.87 - 6.30
Bond Sub-Account	2019	3,260,422	18.58 - 31.22	86,687,811	5.23	0.95 - 2.30	11.78 - 13.30
	2018	3,297,946	16.59 - 27.55	80,253,026	5.15	0.95 - 2.30	(6.12) - (4.83)
	2017	3,326,625	17.63 - 28.95	87,572,384	5.18	0.95 - 2.30	6.19 - 7.63
MFS® VIT Investors Trust	2021	273	17.65	4,824	0.63	1.40	25.05
Sub-Account	2020	273	14.11	3,857	0.64	1.40	12.28
	2019	273	12.57	3,435	0.69	1.40	29.75
	2018	273	9.69	2,648	0.57	1.40	(6.81)
	2017	581	10.40	6,043	0.61	1.40	21.64

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
MFS® VIT New Discovery	2021	304	32.55	9,879	—	1.40	0.38
Sub-Account	2020	304	32.43	9,847	—	1.40	43.86
	2019	331	22.54	7,457	—	1.40	39.73
	2018	493	16.13	7,947	—	1.40	(2.85)
	2017	395	16.60	6,563	—	1.40	24.90
MFS® VIT Research	2021	1,745	19.35	33,754	0.54	1.40	23.07
Sub-Account	2020	1,745	15.72	27,427	0.73	1.40	14.97
	2019	1,745	13.67	23,856	0.77	1.40	31.10
	2018	1,848	10.43	19,274	0.70	1.40	(5.71)
	2017	1,908	11.06	21,100	1.34	1.40	21.66
Morgan Stanley VIF Global	2021	24,614	15.87 - 17.68	419,686	2.38	1.10 - 1.60	12.19 - 12.76
Infrastructure Sub-Account	2020	29,750	14.15 - 15.68	449,718	1.42	1.10 - 1.60	(3.00) - (2.52)
	2019	36,351	14.59 - 16.09	564,376	2.58	1.10 - 1.60	25.84 - 26.47
	2018	37,631	11.59 - 12.72	462,118	2.79	1.10 - 1.60	(9.36) - (8.90)
	2017	40,450	12.79 - 14.46	545,195	2.19	0.90 - 1.60	10.76 - 11.54
Neuberger Berman Genesis	2021	181	52.25	9,435	—	0.89	17.01
Sub-Account	2020	181	44.66	8,064	—	0.89	23.63
	2019	181	36.12	6,523	0.01	0.89	28.18
	2018	181	28.18	5,089	0.01	0.89	(7.57)
	2017	181	30.49	5,505	0.08	0.89	14.48
PIMCO VIT	2021	26,051	8.58 - 8.89	228,729	3.87	1.10 - 1.60	30.64 - 31.29
CommodityRealReturn®	2020	41,436	6.57 - 6.77	277,779	6.48	1.10 - 1.60	(0.53) - (0.03)
Strategy Sub-Account	2019	60,126	6.60 - 6.77	403,171	3.99	1.10 - 1.60	9.22 - 9.77
	2018	61,287	6.04 - 6.17	375,089	1.82	1.10 - 1.60	(15.70) - (15.27)
	2017	64,010	7.17 - 7.28	463,243	10.97	1.10 - 1.60	0.32 - 0.82
PIMCO VIT Dynamic Bond	2021	28,506	10.61 - 10.99	309,476	1.77	1.10 - 1.60	(0.62) - (0.12)
Sub-Account	2020	33,686	10.67 - 11.01	366,337	1.81	1.10 - 1.60	2.83 - 3.35
	2019	57,085	10.38 - 10.65	599,981	2.48	1.10 - 1.60	2.96 - 3.48
	2018	53,631	10.08 - 10.29	546,932	2.37	1.10 - 1.60	(0.88) - (0.38)
	2017	55,031	10.17 - 10.33	564,134	1.41	1.10 - 1.60	3.04 - 3.55
PIMCO VIT Emerging Markets	2021	45,094	11.56 - 12.08	537,943	3.90	0.95 - 1.60	(4.40) - (3.77)
Bond Sub-Account	2020	57,485	12.09 - 12.55	714,234	3.91	0.95 - 1.60	4.69 - 5.38
	2019	68,327	11.55 - 11.91	806,754	4.12	0.95 - 1.60	12.61 - 13.34
	2018	79,304	10.26 - 10.51	827,015	3.82	0.95 - 1.60	(6.53) - (5.92)
	2017	82,983	10.98 - 11.17	921,470	4.77	0.95 - 1.60	7.81 - 8.51
Pioneer VCT Mid Cap Value	2021	841,749	61.71 - 80.72	60,220,668	0.74	0.95 - 1.95	26.88 - 28.15
VCT Sub-Account	2020	1,000,393	48.64 - 62.99	56,138,597	0.97	0.95 - 1.95	(0.10) - 0.91
	2019	1,018,436	48.69 - 62.43	56,933,322	1.07	0.95 - 1.95	25.61 - 26.87
	2018	1,148,743	38.76 - 49.20	50,850,983	0.46	0.95 - 1.95	(21.06) - (20.26)
	2017	1,243,008	49.10 - 61.71	69,380,389	0.62	0.95 - 1.95	10.70 - 11.80
Pioneer VCT Real Estate	2021	5,955	41.60 - 48.87	264,450	1.00	1.20 - 1.95	38.04 - 39.08
Shares VCT Sub-Account	2020	7,803	30.14 - 35.14	249,820	1.57	1.20 - 1.95	(9.41) - (8.73)
	2019	6,239	33.27 - 38.50	219,146	1.87	1.20 - 1.95	25.44 - 26.39
	2018	7,520	26.52 - 30.46	211,095	2.45	1.20 - 1.95	(9.33) - (8.65)
	2017	7,888	29.25 - 33.35	243,714	2.29	1.20 - 1.95	1.31 - 2.07

BRIGHTHOUSE SEPARATE ACCOUNT A
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
T. Rowe Price Government	2021	7,702	17.08	131,547	0.01	0.89	(0.88)
Money Sub-Account	2020	9,716	17.23	167,411	0.29	0.89	(0.62)
	2019	11,183	17.34	193,886	1.86	0.89	0.98
	2018	10,481	17.17	179,949	1.39	0.89	0.58
	2017	22,810	17.07	389,371	0.49	0.89	(0.38)
T. Rowe Price Growth Stock	2021	25,310	431.82	10,929,221	—	0.89	18.97
Sub-Account	2020	27,525	362.97	9,990,795	—	0.89	35.71
	2019	31,786	267.45	8,501,333	0.20	0.89	29.66
	2018	34,907	206.26	7,200,178	0.16	0.89	(1.91)
	2017	38,028	210.28	7,996,385	0.24	0.89	32.45
T. Rowe Price International	2021	18,730	24.37	456,527	0.76	0.89	0.59
Stock Sub-Account	2020	21,446	24.23	519,664	0.43	0.89	13.60
	2019	25,828	21.33	550,911	2.44	0.89	26.76
	2018	26,491	16.83	445,745	1.39	0.89	(14.73)
	2017	26,224	19.73	517,492	1.54	0.89	27.05
TAP 1919 Variable Socially	2021	5,790	72.24 - 81.34	451,737	0.36	1.50 - 1.90	16.30 - 16.76
Responsive Balanced	2020	5,795	62.12 - 69.66	387,965	1.03	1.50 - 1.90	20.61 - 21.10
Sub-Account	2019	3,561	51.50 - 57.53	197,619	0.96	1.50 - 1.90	24.32 - 24.82
	2018	3,756	41.43 - 46.09	167,444	1.12	1.50 - 1.90	(2.82) - (2.42)
	2017	3,165	42.63 - 47.23	146,640	1.00	1.50 - 1.90	14.55 - 15.01

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized contract expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Sub-Account.

4  During 2021, the Separate Account effectuated a 1-for-10 unit change to certain contract owners in the American Funds® Growth Sub-Account, resulting in a broader range of unit values. The unit value and number of units outstanding for the impacted contract owners were retroactively adjusted to reflect this change in each period presented. There was no change to the total net assets of the fund or to any contract owner's investment in the fund for any period presented.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2021 and 2020, the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for Future Policy Benefits— Refer to Notes 1 and 3 to the consolidated financial statements

Critical Audit Matter Description

As of December 31, 2021, the liability for future policy benefits totaled $43.6 billion, and included benefits related to variable annuity contracts with guaranteed benefit riders and universal life insurance contracts with secondary guarantees. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities. Updating such assumptions can result in variability of profits or the recognition of losses.

2

Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the updating of assumptions by management included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Deferred Acquisition Cost (DAC) — Refer to Notes 1 and 4 to the consolidated financial statements

Critical Audit Matter Description

The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $4.9 billion as of December 31, 2021, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuities and universal life contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. The assumptions used in the calculation of expected future gross profits are reviewed at least annually.

Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management's determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to management's determination of DAC amortization included the following, among others:

•  We tested the effectiveness of management's controls related to the determination of expected future gross profits, including those over management's review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.

•  With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the Company's actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company's own experience and industry studies.

•  We inquired of the Company's actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.

•  We inspected supporting documentation underlying the Company's experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management's estimates.

3

•  We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.

•  We evaluated the sufficiency of the Company's disclosures related to DAC amortization.

Embedded Derivative Liabilities Related to Variable Annuity Guarantees — Refer to Notes 1, 7, and 8 to the consolidated financial statements.

Critical Audit Matter Description

The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2021, the fair value of the embedded derivative liability associated with certain of the Company's annuity contracts was $8.8 billion. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the Company's own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:

•  We tested the effectiveness of management's controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the Company's nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company's valuation model.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 2, 2022

We have served as the Company's auditor since 2005.

4

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2021 and 2020

(In millions, except share and per share data)

	2021	2020
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $78,287 and $69,483, respectively; allowance for credit losses of $11 and $2, respectively)	$86,527	$81,299
Equity securities, at estimated fair value	95	133
Mortgage loans (net of allowance for credit losses of $123 and $94, respectively)	19,787	15,722
Policy loans	869	884
Limited partnerships and limited liability companies	4,271	2,809
Short-term investments, principally at estimated fair value	662	1,885
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $13 and $13, respectively)	3,324	3,757
Total investments	115,535	106,489
Cash and cash equivalents	3,904	3,684
Accrued investment income	706	656
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $10, respectively)	15,649	15,721
Deferred policy acquisition costs and value of business acquired	4,851	4,357
Other assets	385	395
Separate account assets	106,225	103,986
Total assets	$247,255	$235,288
Liabilities and Equity
Liabilities
Future policy benefits	$43,589	$44,266
Policyholder account balances	66,195	53,946
Other policy-related balances	3,153	3,114
Payables for collateral under securities loaned and other transactions	6,253	5,237
Long-term debt	841	843
Current income tax payable	57	110
Deferred income tax liability	981	1,461
Other liabilities	3,850	4,210
Separate account liabilities	106,225	103,986
Total liabilities	231,144	217,173
Contingencies, Commitments and Guarantees (Note 13)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,773	18,323
Retained earnings (deficit)	(5,653)	(5,719)
Accumulated other comprehensive income (loss)	3,901	5,421
Total Brighthouse Life Insurance Company's stockholder's equity	16,096	18,100
Noncontrolling interests	15	15
Total equity	16,111	18,115
Total liabilities and equity	$247,255	$235,288

See accompanying notes to the consolidated financial statements.

5

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Revenues
Premiums	$687	$736	$847
Universal life and investment-type product policy fees	2,986	2,839	2,982
Net investment income	4,815	3,528	3,486
Other revenues	334	302	266
Net investment gains (losses)	(63)	279	92
Net derivative gains (losses)	(2,359)	(132)	(2,046)
Total revenues	6,400	7,552	5,627
Expenses
Policyholder benefits and claims	3,213	5,689	3,538
Interest credited to policyholder account balances	1,286	1,061	1,031
Amortization of deferred policy acquisition costs and value of business acquired	105	696	395
Other expenses	1,800	1,844	1,809
Total expenses	6,404	9,290	6,773
Income (loss) before provision for income tax	(4)	(1,738)	(1,146)
Provision for income tax expense (benefit)	(71)	(433)	(338)
Net income (loss)	67	(1,305)	(808)
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$66	$(1,306)	$(809)

See accompanying notes to the consolidated financial statements.

6

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Net income (loss)	$67	$(1,305)	$(808)
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(2,083)	2,854	3,167
Unrealized gains (losses) on derivatives	158	(70)	(21)
Foreign currency translation adjustments	1	19	12
Other comprehensive income (loss), before income tax	(1,924)	2,803	3,158
Income tax (expense) benefit related to items of other comprehensive income (loss)	404	(597)	(661)
Other comprehensive income (loss), net of income tax	(1,520)	2,206	2,497
Comprehensive income (loss)	(1,453)	901	1,689
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$(1,454)	$900	$1,688

See accompanying notes to the consolidated financial statements.

7

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2018	$75	$19,073	$(3,090)	$718	$16,776	$15	$16,791
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(809)		(809)	1	(808)
Other comprehensive income (loss), net of income tax				2,497	2,497		2,497
Balance at December 31, 2019	75	19,073	(3,899)	3,215	18,464	15	18,479
Cumulative effect of change in accounting principle, net of income tax			(14)	3	(11)		(11)
Balance at January 1, 2020	75	19,073	(3,913)	3,218	18,453	15	18,468
Dividends paid to parent		(750)	(500)		(1,250)		(1,250)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,306)		(1,306)	1	(1,305)
Other comprehensive income (loss), net of income tax				2,203	2,203		2,203
Balance at December 31, 2020	75	18,323	(5,719)	5,421	18,100	15	18,115
Dividends paid to parent		(550)			(550)		(550)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			66		66	1	67
Other comprehensive income (loss), net of income tax				(1,520)	(1,520)		(1,520)
Balance at December 31, 2021	$75	$17,773	$(5,653)	$3,901	$16,096	$15	$16,111

See accompanying notes to the consolidated financial statements.

8

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Cash flows from operating activities
Net income (loss)	$67	$(1,305)	$(808)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(253)	(257)	(275)
(Gains) losses on investments, net	63	(279)	(92)
(Gains) losses on derivatives, net	2,004	526	2,592
(Income) loss from equity method investments, net of dividends and distributions	(987)	(55)	70
Interest credited to policyholder account balances	1,286	1,061	1,031
Universal life and investment-type product policy fees	(2,986)	(2,839)	(2,982)
Change in accrued investment income	(45)	(10)	85
Change in premiums, reinsurance and other receivables	55	(1,382)	(739)
Change in deferred policy acquisition costs and value of business acquired, net	(387)	290	25
Change in income tax	(129)	(290)	(326)
Change in other assets	1,983	1,897	1,947
Change in future policy benefits and other policy-related balances	673	3,523	1,696
Change in other liabilities	4	249	63
Other, net	—	—	51
Net cash provided by (used in) operating activities	1,348	1,129	2,338
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	12,406	8,322	13,358
Equity securities	128	66	57
Mortgage loans	2,891	1,929	1,528
Limited partnerships and limited liability companies	271	177	302
Purchases of:
Fixed maturity securities	(21,036)	(14,209)	(16,406)
Equity securities	(18)	(17)	(22)
Mortgage loans	(6,929)	(2,073)	(3,609)
Limited partnerships and limited liability companies	(837)	(582)	(463)
Cash received in connection with freestanding derivatives	3,956	6,347	2,040
Cash paid in connection with freestanding derivatives	(4,590)	(4,514)	(2,638)
Receipts on loans to affiliate	—	100	—
Issuances of loans to affiliate	(1)	(100)	—
Net change in policy loans	15	(9)	126
Net change in short-term investments	1,223	(391)	(1,470)
Net change in other invested assets	(24)	30	36
Net cash provided by (used in) investing activities	$(12,545)	$(4,924)	$(7,161)

See accompanying notes to the consolidated financial statements.

9

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Cash flows from financing activities
Policyholder account balances:
Deposits	$15,498	$9,565	$7,111
Withdrawals	(4,177)	(3,240)	(2,773)
Net change in payables for collateral under securities loaned and other transactions	1,016	863	(673)
Long-term and short-term debt issued	—	100	412
Long-term and short-term debt repaid	(1)	(102)	(2)
Dividends paid to parent	(550)	(1,250)	—
Financing element on certain derivative instruments and other derivative related transactions, net	(368)	(949)	(203)
Other, net	(1)	(1)	(50)
Net cash provided by (used in) financing activities	11,417	4,986	3,822
Change in cash, cash equivalents and restricted cash	220	1,191	(1,001)
Cash, cash equivalents and restricted cash, beginning of year	3,684	2,493	3,494
Cash, cash equivalents and restricted cash, end of year	$3,904	$3,684	$2,493
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$67	$68	$30
Income tax	$53	$(125)	$3

See accompanying notes to the consolidated financial statements.

10

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings") and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and together with its subsidiaries, "Brighthouse Financial").

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

In 2016, MetLife, Inc. (together with its subsidiaries and affiliates, "MetLife") announced its plan to pursue the separation of a substantial portion of its former U.S. retail business, into a separate, publicly-traded company, Brighthouse Financial (the "Separation"), which was completed on August 4, 2017.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLC") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Reclassifications

Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as may be discussed when applicable in the Notes to the Consolidated Financial Statements.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a standalone entity.

Summary of Significant Accounting Policies

Insurance

Future Policy Benefit Liabilities and Policyholder Account Balances

The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.

11

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For traditional long-duration insurance contracts (term, non-participating whole life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing. When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) ("OCI").

Policyholder account balances relate to customer deposits on universal life insurance and deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts. Policyholder account balances also include liabilities related to funding agreements which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount.

Liabilities for secondary guarantees on universal life insurance contracts are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on universal life with secondary guarantees ("ULSG") determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Changes in ULSG liabilities are recorded to net income, except for the effects of unrealized gains and losses, which are recorded to OCI.

Recognition of Insurance Revenues and Deposits

Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred and amortized over the life of the contracts.

Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

12

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company amortizes DAC and VOBA related to term non-participating whole life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, in-force or persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits.

The Company amortizes DAC and VOBA on deferred annuities and universal life insurance contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

Assumptions for DAC and VOBA are reviewed at least annually, and if they change significantly, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

DAC and VOBA balances on deferred annuities and universal life insurance contracts are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC and VOBA balances related to unrealized gains and losses are recorded to OCI.

DAC and VOBA balances and amortization for variable contracts can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI to determine whether the assets are impaired.

13

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

The Company accounts for assumed reinsurance similar to directly written business, except for guaranteed minimum income benefits ("GMIB"), where a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives.

Variable Annuity Guarantees

The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (the "Benefit Base") less withdrawals. In some cases, the Benefit Base may be increased by additional deposits, bonus amounts, accruals or optional market value step-ups.

Certain of the Company's variable annuity guarantee features are accounted for as insurance liabilities and recorded in future policy benefits while others are accounted for at fair value as embedded derivatives and recorded in policyholder account balances. Generally, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either the occurrence of a specific insurable event, or annuitization. Alternatively, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring the occurrence of specific insurable event, or the policyholder to annuitize, that is, the policyholder can receive the guarantee on a net basis. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models. Further, changes in assumptions, principally involving policyholder behavior, can result in a change of expected future cash outflows of a guarantee between portions accounted for as insurance liabilities and portions accounted for as embedded derivatives.

Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the life contingent portion of the guaranteed minimum withdrawal benefits ("GMWB") and the portion of the GMIBs that require annuitization, as well as the life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value.

14

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

These insurance liabilities are accrued over the accumulation phase of the contract in proportion to actual and future expected policy assessments based on the level of guaranteed minimum benefits generated using multiple scenarios of separate account returns. The scenarios are based on best estimate assumptions consistent with those used to amortize DAC. When current estimates of future benefits exceed those previously projected or when current estimates of future assessments are lower than those previously projected, liabilities will increase, resulting in a current period charge to net income. The opposite result occurs when the current estimates of future benefits are lower than those previously projected or when current estimates of future assessments exceed those previously projected. At each reporting period, the actual amount of business remaining in-force is updated, which impacts expected future assessments and the projection of estimated future benefits resulting in a current period charge or increase to earnings.

Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMAB"), and for GMIBs the non-life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value, as well as the guaranteed principal option.

The estimated fair values of guarantees accounted for as embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees are considered revenue and are reported in universal life and investment-type product policy fees. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

The Company updates the estimated fair value of guarantees in subsequent periods by projecting future benefits using capital markets and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios to determine an economic liability. The reported estimated fair value is then determined by taking the present value of these risk-free generated cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin. For more information on the determination of estimated fair value of embedded derivatives, see Note 8.

Assumptions for all variable guarantees are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Index-linked Annuities

The Company issues and assumes through reinsurance index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

15

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case by case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

16

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

17

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; index-linked annuities that are directly written or assumed through reinsurance; and ceded reinsurance of variable annuity GMIBs. Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

See "— Variable Annuity Guarantees," "— Index-Linked Annuities" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset within the same line on the statements of operations.

18

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held within the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues on the statements of operations.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Separation have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation Contingencies

The Company is a party to a number of legal actions and may be involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company's financial statements.

19

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. There were no significant ASUs adopted as of December 31, 2021.

Future Adoption of New Accounting Pronouncements

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts). This new guidance is effective for fiscal years beginning after January 1, 2023. The amendments to Topic 944 will result in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes is provided below:

(1)  Guaranteed benefits associated with variable annuity and certain fixed annuity contracts will be classified and presented separately on the consolidated balance sheets as market risk benefits ("MRB"). MRBs will be measured at fair value through net income and reported separately on the consolidated statements of operations, except for instrument-specific credit risk changes, which will be recognized in OCI.

(2)  Cash flow assumptions used to measure the liability for future policy benefits on traditional long-duration contracts (including term and non-participating whole life insurance and immediate annuities) will be updated on an annual basis using a retrospective method. The resulting remeasurement gain or loss will be reported separately on the consolidated statements of operations along with the remeasurement gain or loss on universal life-type contract liabilities.

(3)  The discount rate assumption used to measure the liability for traditional long-duration contracts will be based on an upper-medium grade fixed income yield, updated quarterly, with changes recognized in OCI.

(4)  DAC for all insurance products are required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence. Changes in assumptions used to amortize DAC will be recognized as a revision to future amortization amounts.

(5)  There will be a significant increase in required disclosures, including disaggregated rollforwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.

The amendments to Topic 944 will be applied to the earliest period presented in the financial statements, making the transition date January 1, 2021. The MRB guidance is required to be applied on a retrospective basis, while the guidance for insurance liability assumption updates and DAC amortization will be applied to existing carrying amounts on the transition date.

20

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The new guidance will have a significant impact to the Company's financial statements upon adoption, and will change the pattern and market sensitivity of the Company's earnings after the transition date. The most significant impact will be the requirement that all variable annuity guarantees are considered MRBs and measured at fair value, because a significant amount of variable annuity guarantees are classified as insurance liabilities under current guidance. The impacts to the financial statements at adoption are highly dependent on market conditions, especially interest rates. The Company is, therefore, unable to currently estimate the ultimate impact of the new guidance on the financial statements; however, at prevailing interest rate levels at the end of 2021, the Company expects the new guidance, upon adoption, would likely result in a material decrease in stockholder's equity.

2. Segment Information

The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products and services, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care and workers' compensation business reinsured through 100% quota share reinsurance agreements, activities related to funding agreements associated with the Company's institutional spread margin business, as well as direct-to-consumer life insurance that is no longer actively sold.

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community and contract holders by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses);

•  Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

•  Certain variable annuity GMIB fees ("GMIB Fees").

The following are significant items excluded from total expenses in calculating adjusted earnings:

•  Amounts associated with benefits related to GMIBs ("GMIB Costs");

21

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

•  Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets; and

•  Amortization of DAC and VOBA related to: (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2021
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,762	$442	$243	$(284)	$2,163
Provision for income tax expense (benefit)	340	93	53	(104)	382
Post-tax adjusted earnings	1,422	349	190	(180)	1,781
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,422	$349	$190	$(181)	1,780
Adjustments for:
Net investment gains (losses)					(63)
Net derivative gains (losses)					(2,359)
Other adjustments to net income (loss)					255
Provision for income tax (expense) benefit					453
Net income (loss) attributable to Brighthouse Life Insurance Company					$66
Interest revenue	$2,207	$618	$1,910	$101
Interest expense	$—	$—	$—	$67

22

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

	Year Ended December 31, 2020
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,383	$23	$(1,655)	$(369)	$(618)
Provision for income tax expense (benefit)	257	3	(356)	(102)	(198)
Post-tax adjusted earnings	1,126	20	(1,299)	(267)	(420)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,126	$20	$(1,299)	$(268)	(421)
Adjustments for:
Net investment gains (losses)					279
Net derivative gains (losses)					(132)
Other adjustments to net income (loss)					(1,267)
Provision for income tax (expense) benefit					235
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,306)
Interest revenue	$1,811	$403	$1,269	$62
Interest expense	$—	$—	$—	$68
	Year Ended December 31, 2019
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,233	$239	$(580)	$(234)	$658
Provision for income tax expense (benefit)	230	49	(126)	(112)	41
Post-tax adjusted earnings	1,003	190	(454)	(122)	617
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,003	$190	$(454)	$(123)	616
Adjustments for:
Net investment gains (losses)					92
Net derivative gains (losses)					(2,046)
Other adjustments to net income (loss)					150
Provision for income tax (expense) benefit					379
Net income (loss) attributable to Brighthouse Life Insurance Company					$(809)
Interest revenue	$1,798	$376	$1,265	$53
Interest expense	$—	$—	$—	$60

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Annuities	$4,602	$4,005	$4,062
Life	1,264	1,081	1,115
Run-off	2,555	1,937	2,009
Corporate & Other	180	148	145
Adjustments	(2,201)	381	(1,704)
Total	$6,400	$7,552	$5,627

23

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2021	2020
	(In millions)
Annuities	$174,489	$167,806
Life	18,190	17,796
Run-off	37,069	38,366
Corporate & Other	17,507	11,320
Total	$247,255	$235,288

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Annuity products	$2,640	$2,448	$2,522
Life insurance products	1,359	1,418	1,561
Other products	8	11	12
Total	$4,007	$3,877	$4,095

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2021, 2020 and 2019.

3. Insurance

Insurance Liabilities

Insurance liabilities are comprised of future policy benefits, policyholder account balances and other policy-related balances included on the consolidated balance sheets.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

For term and non-participating whole life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 8%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 1% to 9%.

Participating whole life insurance uses an interest assumption based upon a non-forfeiture interest rate of 4% and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2021 and 2020, and 39%, 40% and 38% of gross traditional life insurance premiums for the years ended December 31, 2021, 2020 and 2019, respectively.

The liability for future policyholder benefits for long-term care insurance (included in Corporate & Other) includes assumptions for morbidity, withdrawals and interest. Interest rate assumptions used for establishing long-term care claim liabilities range from 3% to 6%. Claim reserves for long-term care insurance include best estimate assumptions for claim terminations, expenses and interest.

Policyholder account balances liabilities for fixed deferred annuities and universal life insurance have interest credited rates ranging from 1% to 7%.

24

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Guarantees

The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

The Company also has secondary guarantees on universal life insurance accounted for as insurance liabilities. The most significant assumptions used in estimating the secondary guarantee liabilities are general account rates of return, premium persistency, mortality and lapses, which are reviewed and updated at least annually.

See Note 1 for more information on guarantees accounted for as insurance liabilities.

25

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts and universal and variable life insurance contracts was as follows:

	Variable Annuity Contracts		Universal and Variable Life Contracts
	GMDBs	GMIBs	Secondary Guarantees	Total
			(In millions)
Direct
Balance at January 1, 2019	$1,543	$2,908	$4,715	$9,166
Incurred guaranteed benefits	142	168	874	1,184
Paid guaranteed benefits	(89)	—	—	(89)
Balance at December 31, 2019	1,596	3,076	5,589	10,261
Incurred guaranteed benefits	128	1,089	1,244	2,461
Paid guaranteed benefits	(103)	—	(169)	(272)
Balance at December 31, 2020	1,621	4,165	6,664	12,450
Incurred guaranteed benefits	294	(8)	686	972
Paid guaranteed benefits	(77)	—	(275)	(352)
Balance at December 31, 2021	$1,838	$4,157	$7,075	$13,070
Net Ceded/(Assumed)
Balance at January 1, 2019	$(12)	$(50)	$964	$902
Incurred guaranteed benefits	84	(1)	119	202
Paid guaranteed benefits	(87)	—	—	(87)
Balance at December 31, 2019	(15)	(51)	1,083	1,017
Incurred guaranteed benefits	95	(21)	102	176
Paid guaranteed benefits	(101)	—	(39)	(140)
Balance at December 31, 2020	(21)	(72)	1,146	1,053
Incurred guaranteed benefits	70	7	100	177
Paid guaranteed benefits	(75)	—	(39)	(114)
Balance at December 31, 2021	$(26)	$(65)	$1,207	$1,116
Net
Balance at January 1, 2019	$1,555	$2,958	$3,751	$8,264
Incurred guaranteed benefits	58	169	755	982
Paid guaranteed benefits	(2)	—	—	(2)
Balance at December 31, 2019	1,611	3,127	4,506	9,244
Incurred guaranteed benefits	33	1,110	1,142	2,285
Paid guaranteed benefits	(2)	—	(130)	(132)
Balance at December 31, 2020	1,642	4,237	5,518	11,397
Incurred guaranteed benefits	224	(15)	586	795
Paid guaranteed benefits	(2)	—	(236)	(238)
Balance at December 31, 2021	$1,864	$4,222	$5,868	$11,954

26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Information regarding the Company's guarantee exposure was as follows at:

	December 31,
	2021				2020
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$105,784		$56,966		$104,075		$57,790
Separate account value	$101,108		$55,910		$99,257		$56,668
Net amount at risk	$6,315	(4)	$4,992	(5)	$6,392	(4)	$6,341	(5)
Average attained age of contract holders	71 years		71 years		70 years		70 years

	December 31,
	2021	2020
	Secondary Guarantees
	(Dollars in millions)
Universal Life Contracts
Total account value (3)	$5,518	$5,772
Net amount at risk (6)	$67,248	$69,083
Average attained age of policyholders	68 years	67 years
Variable Life Contracts
Total account value (3)	$1,448	$1,306
Net amount at risk (6)	$10,508	$11,234
Average attained age of policyholders	47 years	46 years

(1)  The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)  Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk presented reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3)  Includes the contract holder's investments in the general account and separate account, if applicable.

(4)  Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)  Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

(6)  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.
27

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2021	2020
	(In millions)
Fund Groupings:
Balanced	$62,553	$62,800
Equity	30,185	28,385
Bond	8,510	8,265
Money Market	15	16
Total	$101,263	$99,466

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $4.7 billion and $0 at December 31, 2021 and 2020, respectively.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank ("FHLB") of Atlanta. The Company had obligations outstanding under this program of $900 million and $0 at December 31, 2021 and 2020, respectively. Funding agreements are issued to FHLBs in exchange for cash, for which the FHLBs have been granted liens on certain assets, some of which are in their custody to collateralize the Company's obligations under the funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLBs as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLBs' recovery on the collateral is limited to the amount of the Company's liabilities to the FHLBs. See Note 6 for information on invested assets pledged as collateral in connection with funding agreements.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"). The Company had obligations outstanding under this program of $125 million and $0 at December 31, 2021 and 2020, respectively. Funding agreements are issued to Farmer Mac in exchange for cash, for which Farmer Mac have been granted liens on certain assets to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, Farmer Mac's recovery on the collateral is limited to the amount of the Company's liabilities to Farmer Mac. See Note 6 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company issued a floating rate funding agreement, which is denominated in foreign currency, to a special purpose entity that issued debt securities for which payment of interest and principal is secured by such funding agreement. The Company had an obligation outstanding under this funding agreement of $134 million and $144 million at December 31, 2021 and 2020, respectively. The remaining obligation at December 31, 2021 matures in June 2022.

Brighthouse Life Insurance Company had obligations with certain regional banks in the FHLB system outstanding under an inactive program of $500 million and $595 million at December 31, 2021 and 2020, respectively. The remaining obligation at December 31, 2021 matures in February 2025.

28

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
DAC:
Balance at January 1,	$3,870	$4,327	$4,518
Capitalizations	492	406	365
Amortization related to net investment gains (losses) and net derivative gains (losses)	68	105	220
All other amortization	(179)	(776)	(586)
Total amortization	(111)	(671)	(366)
Unrealized investment gains (losses)	88	(192)	(190)
Balance at December 31,	4,339	3,870	4,327
VOBA:
Balance at January 1,	487	482	568
Amortization related to net investment gains (losses) and net derivative gains (losses)	—	—	(1)
All other amortization	6	(25)	(28)
Total amortization	6	(25)	(29)
Unrealized investment gains (losses)	19	30	(57)
Balance at December 31,	512	487	482
Total DAC and VOBA:
Balance at December 31,	$4,851	$4,357	$4,809

The estimated future VOBA amortization expense to be reported in other expenses for the next five years is $73 million in 2022, $63 million in 2023, $54 million in 2024, $46 million in 2025 and $40 million in 2026.

Information regarding DSI was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
DSI:
Balance at January 1,	$295	$362	$391
Capitalization	1	2	2
Amortization	(3)	(69)	(36)
Unrealized investment gains (losses)	—	—	5
Balance at December 31,	$293	$295	$362

5. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

29

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers, and assumes certain index-linked annuities from an unaffiliated third-party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2021, the Company had $6.6 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2021 and 2020, were not significant. The Company had $5.8 billion and $5.7 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2021 and 2020, respectively.

30

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. At both December 31, 2021 and 2020, the Company had an allowance for credit losses of $10 million on its reinsurance recoverable balances.

At December 31, 2021, the Company had $14.9 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $12.9 billion, or 87%, were with the Company's five largest ceded reinsurers, including $4.0 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2020, the Company had $14.8 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $12.8 billion, or 86%, were with the Company's five largest ceded reinsurers, including $3.8 billion of net ceded reinsurance recoverables which were unsecured.

31

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Premiums
Direct premiums	$1,398	$1,466	$1,597
Reinsurance assumed	(10)	12	15
Reinsurance ceded	(701)	(742)	(765)
Net premiums	$687	$736	$847
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$3,533	$3,376	$3,432
Reinsurance assumed	50	55	79
Reinsurance ceded	(597)	(592)	(529)
Net universal life and investment-type product policy fees	$2,986	$2,839	$2,982
Other revenues
Direct other revenues	$262	$239	$244
Reinsurance assumed	6	18	3
Reinsurance ceded	66	45	19
Net other revenues	$334	$302	$266
Policyholder benefits and claims
Direct policyholder benefits and claims	$4,677	$7,445	$5,267
Reinsurance assumed	125	158	70
Reinsurance ceded	(1,589)	(1,914)	(1,799)
Net policyholder benefits and claims	$3,213	$5,689	$3,538
Other expenses
Direct other expenses	$1,815	$1,851	$1,839
Reinsurance assumed	(5)	2	(10)
Reinsurance ceded	(10)	(9)	(20)
Net other expenses	$1,800	$1,844	$1,809

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2021				2020
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$434	$17	$15,198	$15,649	$519	$30	$15,172	$15,721
Liabilities
Future policy benefits	$43,346	$243	$—	$43,589	$44,027	$239	$—	$44,266
Policyholder account balances	$62,080	$4,115	$—	$66,195	$50,292	$3,654	$—	$53,946
Other policy-related balances	$1,500	$1,653	$—	$3,153	$1,416	$1,698	$—	$3,114
Other liabilities	$2,618	$58	$1,174	$3,850	$3,066	$40	$1,104	$4,210

32

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $3.1 billion and $3.0 billion at December 31, 2021 and 2020, respectively. The deposit liabilities on reinsurance were $3.4 billion and $2.7 billion at December 31, 2021 and 2020, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Premiums	$2	$2	$5
Universal life and investment-type product policy fees	$6	$7	$6
Other revenues	$2	$2	$3
Policyholder benefits and claims	$25	$55	$34
Other expenses	$(28)	$(21)	$(32)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2021	2020
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$26	$24
Liabilities
Future policy benefits	$119	$120
Policyholder account balances	$427	$596
Other policy-related balances	$9	$10
Other liabilities	$26	$9

The Company assumes risks from NELICO related to guaranteed minimum benefits written directly by the cedent. The assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the agreements are included within policyholder account balances and were $427 million and $596 million at December 31, 2021 and 2020, respectively. Net derivative gains (losses) associated with the embedded derivatives were $172 million, ($151) million and ($53) million for the years ended December 31, 2021, 2020 and 2019, respectively.

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2021 and 2020. The deposit liabilities on related party reinsurance were $157 million and $167 million at December 31, 2021 and 2020, respectively.

6. Investments

See Note 8 for information about the fair value hierarchy for investments and the related valuation methodologies. In connection with the adoption of new guidance related to the credit losses, effective January 1, 2020, the Company updated its accounting policies on certain investments. Any accounting policy updates required by the new guidance are described in this footnote.

33

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2021					December 31, 2020
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$34,773	$2	$3,890	$187	$38,474	$32,062	$2	$5,286	$70	$37,276
Foreign corporate	10,813	7	902	103	11,605	9,926	—	1,493	44	11,375
RMBS	8,838	—	433	51	9,220	7,578	—	644	3	8,219
U.S. government and agency	7,188	—	2,040	60	9,168	5,871	—	2,599	6	8,464
CMBS	6,890	2	329	24	7,193	6,120	—	586	9	6,697
State and political subdivision	3,937	—	829	6	4,760	3,607	—	948	—	4,555
ABS	4,255	—	34	14	4,275	2,831	—	60	10	2,881
Foreign government	1,593	—	244	5	1,832	1,488	—	345	1	1,832
Total fixed maturity securities	$78,287	$11	$8,701	$450	$86,527	$69,483	$2	$11,961	$143	$81,299

The Company held non-income producing fixed maturity securities with an estimated fair value of $3 million and $5 million at December 31, 2021 and 2020, respectively.

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2021:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$937	$9,895	$16,691	$30,781	$19,983	$78,287
Estimated fair value	$951	$10,276	$17,642	$36,970	$20,688	$86,527

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

34

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2021				December 31, 2020
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$5,051	$111	$887	$76	$1,726	$57	$181	$13
Foreign corporate	2,016	60	305	43	243	7	345	37
RMBS	3,481	50	32	1	180	2	22	1
U.S. government and agency	1,712	40	222	20	236	6	—	—
CMBS	1,390	21	95	3	331	7	44	2
State and political subdivision	347	6	6	—	46	—	—	—
ABS	2,454	13	93	1	506	3	629	7
Foreign government	278	4	18	1	55	1	—	—
Total fixed maturity securities	$16,729	$305	$1,658	$145	$3,323	$83	$1,221	$60
Total number of securities in an unrealized loss position	2,423		368		665		241

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

35

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $527 million and $506 million at December 31, 2021 and 2020, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $11 million, relating to seven securities at December 31, 2021. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Rollforward of the Allowance for Credit Losses for Fixed Maturity Securities by Sector

The changes in the allowance for credit losses by sector were as follows:

	U.S. Corporate	Foreign Corporate	CMBS	Total
	(In millions)
Balance at January 1, 2020	$3	$1	$—	$4
Allowance on securities where credit losses were not previously recorded	3	1	—	4
Reductions for securities sold	(1)	—	—	(1)
Change in allowance on securities with an allowance recorded in a previous period	—	(1)	—	(1)
Write-offs charged against allowance (1)	(3)	(1)	—	(4)
Balance at December 31, 2020	2	—	—	2
Allowance on securities where credit losses were not previously recorded	2	7	2	11
Reductions for securities sold	(2)	—	—	(2)
Change in allowance on securities with an allowance recorded in a previous period	—	—	—	—
Write-offs charged against allowance (1)	—	—	—	—
Balance at December 31, 2021	$2	$7	$2	$11

(1)  The Company recorded total write-offs of $5 million and $13 million for the years ended December 31, 2021 and 2020, respectively.

36

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2021		2020
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$12,159	61.4%	$9,687	61.6%
Agricultural	4,128	20.9	3,479	22.1
Residential	3,623	18.3	2,650	16.9
Total mortgage loans (1)	19,910	100.6	15,816	100.6
Allowance for credit losses	(123)	(0.6)	(94)	(0.6)
Total mortgage loans, net	$19,787	100.0%	$15,722	100.0%

(1)  Purchases of mortgage loans from third parties were $2.1 billion and $815 million for the years ended December 31, 2021 and 2020, respectively, and were primarily comprised of residential mortgage loans.

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. For mortgage loans that are granted payment deferrals due to the COVID-19 pandemic, interest continues to be accrued during the deferral period if the loan was less than 30 days past due at December 31, 2019 and performing at the onset of the pandemic. Accrued interest on COVID-19 pandemic impacted loans was not significant at both December 31, 2021 and 2020. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $95 million and $88 million at December 31, 2021 and 2020, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity.

The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings ("TDR"), foreclosure probable loans, and loans with dissimilar risk characteristics.

37

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a noncredit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at December 31, 2019	$47	$10	$7	$64
Cumulative effect of change in accounting principle	(20)	6	14	—
Balance at January 1, 2020	27	16	21	64
Current period provision	17	(1)	14	30
Balance at December 31, 2020	44	15	35	94
Current period provision	23	(3)	7	27
PCD credit allowance	—	—	2	2
Balance at December 31, 2021	$67	$12	$44	$123

PCD Mortgage Loans

Purchases of PCD mortgage loans are summarized as follows:

	December 31,
	2021	2020
	(In millions)
Purchase price	$462	$159
Allowance at acquisition date	2	3
Discount or premium attributable to other factors	(29)	(2)
Par value	$435	$160

38

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2021	2020	2019	2018	2017	Prior	Total
	(In millions)
December 31, 2021
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$2,771	$437	$1,539	$986	$553	$3,300	$9,586
65% to 75%	633	92	383	406	127	458	2,099
76% to 80%	—	—	55	29	59	31	174
Greater than 80%	—	—	—	30	—	270	300
Total commercial mortgage loans	3,404	529	1,977	1,451	739	4,059	12,159
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	1,150	539	510	674	284	608	3,765
65% to 75%	114	77	61	26	33	52	363
Total agricultural mortgage loans	1,264	616	571	700	317	660	4,128
Residential mortgage loans
Performing	1,124	202	270	230	132	1,606	3,564
Nonperforming	1	—	3	3	1	51	59
Total residential mortgage loans	1,125	202	273	233	133	1,657	3,623
Total	$5,793	$1,347	$2,821	$2,384	$1,189	$6,376	$19,910
	2020	2019	2018	2017	2016	Prior	Total
	(In millions)
December 31, 2020
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$317	$1,527	$1,004	$514	$1,106	$2,808	$7,276
65% to 75%	200	450	482	322	59	498	2,011
76% to 80%	—	—	—	44	79	8	131
Greater than 80%	—	—	29	—	6	234	269
Total commercial mortgage loans	517	1,977	1,515	880	1,250	3,548	9,687
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	566	526	749	377	412	627	3,257
65% to 75%	81	80	10	33	—	18	222
Total agricultural mortgage loans	647	606	759	410	412	645	3,479
Residential mortgage loans
Performing	214	381	413	131	70	1,375	2,584
Nonperforming	2	6	4	—	1	53	66
Total residential mortgage loans	216	387	417	131	71	1,428	2,650
Total	$1,380	$2,970	$2,691	$1,421	$1,733	$5,621	$15,816

39

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2021		2020
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$10,263	84.4%	$9,423	97.3%
1.00x - 1.20x	595	4.9	204	2.1
Less than 1.00x	1,301	10.7	60	0.6
Total	$12,159	100.0%	$9,687	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both December 31, 2021 and 2020. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days and agricultural mortgage loans — 90 days. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the past due status of the impacted loans during the forbearance period is locked-in as of March 1, 2020, which reflects the date on which the COVID-19 pandemic began to affect the borrower's ability to make payments. At December 31, 2021 and 2020, $30 million and $38 million, respectively, of the COVID-19 pandemic modified loans were classified as delinquent.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2021				2020
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$12,159	$4,128	$3,550	$19,837	$9,687	$3,479	$2,575	$15,741
30-59 days past due	—	—	14	14	—	—	9	9
60-89 days past due	—	—	14	14	—	—	24	24
90-179 days past due	—	—	29	29	—	—	27	27
180+ days past due	—	—	16	16	—	—	15	15
Total	$12,159	$4,128	$3,623	$19,910	$9,687	$3,479	$2,650	$15,816

40

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized. To the extent a payment deferral is agreed to with a borrower, in response to the COVID-19 pandemic, the impacted loans generally will not be reported as in a nonaccrual status during the period of deferral. A COVID-19 pandemic modified loan is only reported as a nonaccrual asset in the event a borrower declares bankruptcy, the borrower experiences significant credit deterioration such that the Company does not expect to collect all principal and interest due, or the loan was 90 days past due at the onset of the pandemic. At December 31, 2021 and 2020, $30 million and $38 million, respectively, of the COVID-19 pandemic modified loans were in nonaccrual status.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment were as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2021	$—	$—	$59	$59
December 31, 2020	$—	$—	$66	$66

(1)  The Company had $0 and $7 million of residential mortgage loans in nonaccrual status for which there was no related allowance for credit losses for the years ended December 31, 2021 and 2020, respectively.

Current period investment income on mortgage loans in nonaccrual status was $1 million and $2 million for the years ended December 31, 2021 and 2020, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did not have a significant amount of mortgage loans modified in a TDR during both the years ended December 31, 2021 and 2020.

Short-term modifications made on a good faith basis to borrowers who were not more than 30 days past due at December 31, 2019 and in response to the COVID-19 pandemic are not considered TDRs.

Other Invested Assets

Over 90% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 7 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes FHLB stock, tax credit and renewable energy partnerships, and leveraged leases.

Leveraged Leases

The carrying value of leveraged leases was $49 million and $50 million at December 31, 2021 and 2020, respectively. The allowance for credit losses was $13 million, at both December 31, 2021 and 2020. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 11 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2021 and 2020, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC, VOBA, DSI and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

41

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Fixed maturity securities	$8,251	$11,818	$6,894
Derivatives	320	162	232
Other	(27)	(16)	(15)
Subtotal	8,544	11,964	7,111
Amounts allocated from:
Future policy benefits	(3,210)	(4,598)	(2,691)
DAC, VOBA and DSI	(387)	(494)	(332)
Subtotal	(3,597)	(5,092)	(3,023)
Deferred income tax benefit (expense)	(1,039)	(1,443)	(859)
Net unrealized investment gains (losses)	$3,908	$5,429	$3,229

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Balance at January 1,	$5,429	$3,229	$744
Unrealized investment gains (losses) during the year	(3,420)	4,853	5,194
Unrealized investment gains (losses) relating to:
Future policy benefits	1,388	(1,907)	(1,806)
DAC, VOBA and DSI	107	(162)	(242)
Deferred income tax benefit (expense)	404	(584)	(661)
Balance at December 31,	$3,908	$5,429	$3,229
Change in net unrealized investment gains (losses)	$(1,521)	$2,200	$2,485

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2021 and 2020.

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2021	2020
	(In millions)
Securities on loan: (1)
Amortized cost	$3,573	$2,373
Estimated fair value	$4,539	$3,603
Cash collateral received from counterparties (2)	$4,611	$3,674
Securities collateral received from counterparties (3)	$2	$—
Reinvestment portfolio — estimated fair value	$4,730	$3,830

(1)  Included within fixed maturity securities.

(2)  Included within payables for collateral under securities loaned and other transactions.

42

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

(3)  Securities collateral received from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reported on the consolidated financial statements.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2021				December 31, 2020
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$1,094	$2,125	$1,391	$4,610	$937	$2,300	$437	$3,674
U.S. corporate	1	—	—	1	—	—	—	—
Total	$1,095	$2,125	$1,391	$4,611	$937	$2,300	$437	$3,674

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2021 was $1.1 billion, primarily comprised of U.S. government and agency securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including agency RMBS, ABS, U.S. government and agency securities, non-agency RMBS and CMBS) with 52% invested in agency RMBS, U.S. government and agency securities and short-term investments at December 31, 2021. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2021	2020
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$9,996	$10,131
Invested assets held in trust (reinsurance agreements) (2)	6,023	5,711
Invested assets pledged as collateral (3)	5,116	5,595
Total invested assets on deposit, held in trust and pledged as collateral	$21,135	$21,437

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $25 million and $59 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2021 and 2020, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $118 million and $101 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2021 and 2020, respectively.

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

43

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

See "— Securities Lending" for information regarding securities on loan. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $70 million and $39 million at redemption value at December 31, 2021 and 2020, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.3 billion at December 31, 2021. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.7 billion at December 31, 2021. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2021, 2020 and 2019. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2021, 2020 and 2019. Aggregate total assets of these entities totaled $811.7 billion and $503.7 billion at December 31, 2021 and 2020, respectively. Aggregate total liabilities of these entities totaled $103.2 billion and $62.9 billion at December 31, 2021 and 2020, respectively. Aggregate net income (loss) of these entities totaled $22.6 billion, $37.7 billion and $33.3 billion for the years ended December 31, 2021, 2020 and 2019, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity ("VIE") is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity.

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company's involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2021 or 2020.

44

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2021		2020
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$16,326	$15,659	$13,494	$12,416
Limited partnerships and LLCs	3,666	5,101	2,307	3,565
Total	$19,992	$20,760	$15,801	$15,981

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds, and Structured Securities, issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and to a lesser extent tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 13.

45

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Investment income:
Fixed maturity securities	$2,794	$2,659	$2,627
Equity securities	5	6	8
Mortgage loans	686	663	676
Policy loans	41	34	46
Limited partnerships and LLCs (1)	1,391	240	220
Cash, cash equivalents and short-term investments	3	41	72
Other	42	52	38
Total investment income	4,962	3,695	3,687
Less: Investment expenses	147	167	201
Net investment income	$4,815	$3,528	$3,486

(1)  Includes net investment income pertaining to other limited partnership interests of $1.3 billion, $225 million and $181 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Fixed maturity securities	$(22)	$298	$87
Equity securities	—	—	17
Mortgage loans	(29)	(27)	(10)
Limited partnerships and LLCs	—	(3)	7
Other	(12)	11	(9)
Total net investment gains (losses)	$(63)	$279	$92

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Proceeds	$6,201	$3,201	$8,541
Gross investment gains	$96	$389	$232
Gross investment losses	(100)	(76)	(145)
Net investment gains (losses)	$(4)	$313	$87

46

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate swaps: The Company uses interest rate swaps to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaps are used in non-qualifying hedging relationships.

Interest rate caps: The Company uses interest rate caps to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Interest rate swaptions: The Company uses interest rate swaptions to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaptions are used in non-qualifying hedging relationships. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate forwards are used in cash flow and non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection), or to reduce credit loss exposure on certain assets that the Company owns (purchased credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

47

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Equity Market Derivatives

Equity index options: The Company uses equity index options primarily to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity index options to hedge index-linked annuity products and certain invested assets against adverse changes in equity markets. Certain of these contracts may also contain settlement provisions linked to interest rates ("hybrid options"). Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity total return swaps to hedge index-linked annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Equity variance swaps: The Company uses equity variance swaps to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. Equity variance swaps are used in non-qualifying hedging relationships.

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount, and estimated fair value of derivatives held were as follows at:

		December 31,
		2021			2020
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate forwards	Interest rate	$180	$30	$—	$290	$66	$—
Foreign currency swaps	Foreign currency exchange rate	3,237	220	22	2,750	122	112
Total qualifying hedges		3,417	250	22	3,040	188	112
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	2,595	325	17	2,295	463	—
Interest rate caps	Interest rate	5,100	29	4	2,350	2	—
Interest rate options	Interest rate	8,050	83	—	25,980	712	122
Interest rate forwards	Interest rate	9,808	627	109	8,086	851	78
Foreign currency swaps	Foreign currency exchange rate	956	94	21	989	85	32
Foreign currency forwards	Foreign currency exchange rate	288	—	4	201	—	—
Credit default swaps — purchased	Credit	—	—	—	18	—	—
Credit default swaps — written	Credit	1,724	39	1	1,755	41	—
Credit default swaptions	Credit	150	—	—	100	—	—
Equity index options	Equity market	24,692	1,155	877	30,976	1,071	838
Equity variance swaps	Equity market	281	9	1	1,098	13	20
Equity total return swaps	Equity market	32,719	493	588	15,056	143	822
Hybrid options	Equity market	900	8	—	600	—	—
Total non-designated or non-qualifying derivatives		87,263	2,862	1,622	89,504	3,381	1,912
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	186	—	N/A	283	—
Direct index-linked annuities	Other	N/A	—	6,211	N/A	—	3,855
Direct guaranteed minimum benefits	Other	N/A	—	1,725	N/A	—	2,751
Assumed guaranteed minimum benefits	Other	N/A	—	427	N/A	—	596
Assumed index-linked annuities	Other	N/A	—	437	N/A	—	382
Total embedded derivatives		N/A	186	8,800	N/A	283	7,584
Total		$90,680	$3,298	$10,444	$92,544	$3,852	$9,608

48

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2021 and 2020. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items presented in net derivative gains (losses) were as follows:

	Year Ended December 31, 2021
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$2	$—	$3	$(20)
Foreign currency exchange rate derivatives	7	(3)	34	190
Total cash flow hedges	9	(3)	37	170
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	(717)	—	—	—
Foreign currency exchange rate derivatives	48	2	—	—
Credit derivatives	17	—	—	—
Equity market derivatives	(486)	—	—	—
Embedded derivatives	(1,229)	—	—	—
Total non-qualifying hedges	(2,367)	2	—	—
Total	$(2,358)	$(1)	$37	$170

49

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$2	$—	$3	$77
Foreign currency exchange rate derivatives	13	(6)	36	(129)
Total cash flow hedges	15	(6)	39	(52)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	3,557	—	—	—
Foreign currency exchange rate derivatives	(17)	(7)	—	—
Credit derivatives	18	—	—	—
Equity market derivatives	(1,367)	—	—	—
Embedded derivatives	(2,325)	—	—	—
Total non-qualifying hedges	(134)	(7)	—	—
Total	$(119)	$(13)	$39	$(52)
	Year Ended December 31, 2019
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate derivatives	$31	$—	$2	$25
Foreign currency exchange rate derivatives	25	(29)	32	12
Total cash flow hedges	56	(29)	34	37
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives	1,589	—	—	—
Foreign currency exchange rate derivatives	22	(3)	—	—
Credit derivatives	44	—	—	—
Equity market derivatives	(2,476)	—	—	—
Embedded derivatives	(1,249)	—	—	—
Total non-qualifying hedges	(2,070)	(3)	—	—
Total	$(2,014)	$(32)	$34	$37

At December 31, 2021 and 2020, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions was two years and three years, respectively.

At December 31, 2021 and 2020, the balance in AOCI associated with cash flow hedges was $320 million and $162 million, respectively.

50

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2021			2020
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$12	$589	2.4	$15	$683	2.9
Baa	27	1,131	5.0	26	1,072	5.2
Caa and Lower	(1)	4	4.0	—	—	0.0
Total	$38	$1,724	4.1	$41	$1,755	4.3

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

51

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts Not Offset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2021
Derivative assets	$3,113	$(1,155)	$(1,480)	$478	$(413)	$65
Derivative liabilities	$1,632	$(1,155)	$—	$477	$(477)	$—
December 31, 2020
Derivative assets	$3,574	$(1,342)	$(1,327)	$905	$(840)	$65
Derivative liabilities	$2,010	$(1,342)	$—	$668	$(630)	$38

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2021	2020
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$477	$668
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$839	$1,205

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately.

52

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

53

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$37,568	$906	$38,474
Foreign corporate	—	11,112	493	11,605
RMBS	—	9,209	11	9,220
U.S. government and agency	3,159	6,009	—	9,168
CMBS	—	7,149	44	7,193
State and political subdivision	—	4,760	—	4,760
ABS	—	4,110	165	4,275
Foreign government	—	1,806	26	1,832
Total fixed maturity securities	3,159	81,723	1,645	86,527
Equity securities	21	61	13	95
Short-term investments	640	20	2	662
Derivative assets: (1)
Interest rate	—	1,094	—	1,094
Foreign currency exchange rate	—	304	10	314
Credit	—	27	12	39
Equity market	—	1,649	16	1,665
Total derivative assets	—	3,074	38	3,112
Embedded derivatives within asset host contracts (2)	—	—	186	186
Separate account assets	41	106,184	—	106,225
Total assets	$3,861	$191,062	$1,884	$196,807
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$130	$—	$130
Foreign currency exchange rate	—	47	—	47
Credit	—	—	1	1
Equity market	—	1,465	1	1,466
Total derivative liabilities	—	1,642	2	1,644
Embedded derivatives within liability host contracts (2)	—	—	8,800	8,800
Total liabilities	$—	$1,642	$8,802	$10,444
54

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

	December 31, 2020
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$36,789	$487	$37,276
Foreign corporate	—	11,178	197	11,375
RMBS	—	8,197	22	8,219
U.S. government and agency	2,108	6,356	—	8,464
CMBS	—	6,692	5	6,697
State and political subdivision	—	4,555	—	4,555
ABS	—	2,841	40	2,881
Foreign government	—	1,832	—	1,832
Total fixed maturity securities	2,108	78,440	751	81,299
Equity securities	31	99	3	133
Short-term investments	1,669	216	—	1,885
Derivative assets: (1)
Interest rate	—	2,094	—	2,094
Foreign currency exchange rate	—	206	1	207
Credit	—	27	14	41
Equity market	—	1,213	14	1,227
Total derivative assets	—	3,540	29	3,569
Embedded derivatives within asset host contracts (2)	—	—	283	283
Separate account assets	86	103,897	3	103,986
Total assets	$3,894	$186,192	$1,069	$191,155
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$200	$—	$200
Foreign currency exchange rate	—	137	7	144
Equity market	—	1,660	20	1,680
Total derivative liabilities	—	1,997	27	2,024
Embedded derivatives within liability host contracts (2)	—	—	7,584	7,584
Total liabilities	$—	$1,997	$7,611	$9,608

(1)  Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within policyholder account balances on the consolidated balance sheets.

55

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2021.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

56

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Embedded Derivatives

Embedded derivatives principally include certain direct and ceded variable annuity guarantees and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

57

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company issues certain variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets, with changes in estimated fair value reported in net derivative gains (losses).

The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital markets assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

Capital markets assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital markets inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

The Company issues and assumes through reinsurance index-linked annuities which allow the policyholder to participate in returns from equity indices. The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances on the consolidated balance sheets.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

58

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2021		December 31, 2020		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03	% - 12.62%	0.03	% - 12.13%	Decrease (1)
		• Lapse rates	0.30	% - 14.50%	0.25	% - 15.00%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.25	% - 10.00%	0.25	% - 10.00%	(4)
		• Long-term equity volatilities	16.44	% - 22.16%	16.66	% - 22.21%	Increase (5)
		• Nonperformance risk spread	(0.38	)% - 1.49%	0.47	% - 1.97%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

59

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

60

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	State and Political Subdivision	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Net Embedded Derivatives (3)	Separate Account Assets (4)
	(In millions)
Balance, January 1, 2020	$457	$117	$73	$—	$8	$5	$16	$(4,365)	$3
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(6)	—	—	—	—	—	9	(2,325)	—
Total realized/unrealized gains (losses) included in AOCI	(3)	1	—	—	—	—	(9)	—	—
Purchases (7)	409	58	—	—	—	—	—	—	—
Sales (7)	(117)	(5)	—	—	—	(5)	(14)	—	—
Issuances (7)	—	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	—	(611)	—
Transfers into Level 3 (8)	186	11	—	—	—	—	—	—	—
Transfers out of Level 3 (8)	(242)	(115)	(73)	—	(5)	—	—	—	—
Balance, December 31, 2020	684	67	—	—	3	—	2	(7,301)	3
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(1)	—	—	—	—	—	1	(1,229)	—
Total realized/unrealized gains (losses) included in AOCI	(7)	—	—	—	—	—	12	—	—
Purchases (7)	951	202	—	26	10	2	20	—	—
Sales (7)	(53)	(12)	—	—	—	—	—	—	—
Issuances (7)	—	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	—	(84)	—
Transfers into Level 3 (8)	52	—	—	—	—	—	—	—	—
Transfers out of Level 3 (8)	(227)	(37)	—	—	—	—	1	—	(3)
Balance, December 31, 2021	$1,399	$220	$—	$26	$13	$2	$36	$(8,614)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2019 (9)	$—	$—	$1	$—	$—	$—	$(10)	$(1,504)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (9)	$(5)	$—	$—	$—	$—	$—	$(4)	$(2,398)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021 (9)	$(2)	$—	$—	$—	$—	$—	$(11)	$(761)	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2020 (9)	$(3)	$1	$—	$—	$—	$—	$(9)	$—	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2021 (9)	$(6)	$—	$—	$—	$—	$—	$12	$—	$—
Gains (Losses) Data for the year ended December 31, 2019:
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	$—	$1	$1	$—	$—	$—	$(12)	$(1,249)	$—
Total realized/unrealized gains (losses) included in AOCI	$15	$2	$(1)	$—	$—	$—	$(1)	$—	$—

(1)  Comprised of U.S. and foreign corporate securities.

61

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

(2)  Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(3)  Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(4)  Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(5)  Amortization of premium/accretion of discount is included within net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(7)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(8)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(9)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

62

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$19,787	$—	$—	$20,591	$20,591
Policy loans	$869	$—	$470	$568	$1,038
Other invested assets	$85	$—	$70	$15	$85
Premiums, reinsurance and other receivables	$3,075	$—	$20	$3,583	$3,603
Liabilities
Policyholder account balances	$23,507	$—	$—	$23,487	$23,487
Long-term debt	$841	$—	$36	$1,087	$1,123
Other liabilities	$886	$—	$60	$816	$876
Separate account liabilities	$1,437	$—	$1,437	$—	$1,437
	December 31, 2020
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$15,722	$—	$—	$16,836	$16,836
Policy loans	$884	$—	$475	$881	$1,356
Other invested assets	$54	$—	$39	$15	$54
Premiums, reinsurance and other receivables	$3,114	$—	$90	$3,808	$3,898
Liabilities
Policyholder account balances	$17,361	$—	$—	$18,962	$18,962
Long-term debt	$843	$—	$39	$1,031	$1,070
Other liabilities	$891	$—	$121	$787	$908
Separate account liabilities	$1,331	$—	$1,331	$—	$1,331

9. Long-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2021	2020
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	29	31
Total long-term debt			$841	$843

(1)  Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.

63

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term Debt (continued)

(2)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2021 were $2 million in each of 2022, 2023 and 2024, $3 million in each of 2025 and 2026, and $828 million thereafter.

Interest expense related to long-term and short-term debt of $67 million, $68 million and $60 million for the years ended December 31, 2021, 2020 and 2019, respectively, is included in other expenses, of which $65 million, $65 million and $58 million, respectively, was associated with affiliated debt.

Surplus Notes

On March 25, 2019, Brighthouse Life Insurance Company issued a $412 million surplus note due March 2059 to BH Holdings, which bears interest at a fixed rate of 8.07%, payable annually. Payments of interest and principal on this surplus note may be made only with the prior approval of the Delaware Department of Insurance.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term not more than 364 days. On March 30, 2020, BH Holdings issued a $100 million promissory note to Brighthouse Life Insurance Company, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020. Additionally, on March 30, 2020, Brighthouse Life Insurance Company of NY ("BHNY") issued a $100 million promissory note to BH Holdings, which bore interest at a fixed rate of 2.4996%, and was repaid upon maturity on June 30, 2020.

Committed Facilities

Reinsurance Financing Arrangement

At December 31, 2021, Brighthouse Reinsurance Company of Delaware ("BRCD") maintains a $12.0 billion financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. At December 31, 2021, there were no borrowings and there was $11.3 billion of funding available under this financing arrangement. For the years ended December 31, 2021, 2020 and 2019, the Company recognized commitment fees of $34 million, $30 million and $41 million, respectively, in other expenses associated with this financing arrangement.

Repurchase Facilities

At December 31, 2021, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the "Repurchase Facilities") under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.0 billion for a term of up to three years. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2021, there were no borrowings under the Repurchase Facilities. For the years ended December 31, 2021, 2020 and 2019, fees associated with the Repurchase Facilities were not significant.

10. Equity

Statutory Financial Information

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

64

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The requirements are used by regulators to assess the minimum amount of statutory capital needed for an insurance company to support its operations, based on its size and risk profile. RBC is based on the statutory financial statements and is calculated in a manner prescribed by the NAIC, with the RBC ratio equal to the Company's Total Adjusted Capital ("TAC") divided by the Company Action Level. Companies below specific trigger levels or RBC ratios are subject to specified corrective action. The minimum level of TAC before corrective action commences is the Company Action Level RBC. The RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of 400% for all periods presented.

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2021	2020	2019
		(In millions)
Brighthouse Life Insurance Company	Delaware	$(156)	$(979)	$1,074
Brighthouse Life Insurance Company of NY	New York	$(52)	$(390)	$(139)

Statutory capital and surplus was as follows at:

	December 31,
Company	2021	2020
	(In millions)
Brighthouse Life Insurance Company	$7,763	$7,410
Brighthouse Life Insurance Company of NY	$357	$373

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $8.6 billion and $8.0 billion for the years ended December 31, 2021 and 2020, respectively.

The statutory net income (loss) of BRCD was $543 million, $145 million and ($316) million for the years ended December 31, 2021, 2020 and 2019, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $644 million and $624 million at December 31, 2021 and 2020, respectively.

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by certain of the Company's insurance companies without insurance regulatory approval and dividends paid:

	2022	2021	2020	2019
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company	$1,475	$550	$1,250	$—
Brighthouse Life Insurance Company of NY	$—	$—	$—	$28

(1)  Reflects dividend amounts that may be paid during 2022 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2022, some or all of such dividends may require regulatory approval.

65

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

(2)  Reflects all amounts paid, including those requiring regulatory approval.

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. During the year ended December 31, 2021, BRCD paid an extraordinary dividend in the form of the settlement of affiliated reinsurance balances of $400 million, invested assets of $197 million and cash of $3 million. During the year ended December 31, 2020, BRCD paid an extraordinary dividend in the form of invested assets of $423 million and the settlement of affiliated reinsurance balances of $177 million, which was approved by the Delaware Commissioner in December 2019. BRCD did not pay any extraordinary dividends during the year ended December 31, 2019. During each of the years ended December 31, 2021, 2020 and 2019, BRCD paid cash dividends of $1 million to its preferred shareholders.

66

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2018	$564	$180	$(26)	$718
OCI before reclassifications	3,224	37	12	3,273
Deferred income tax benefit (expense) (3)	(677)	(8)	—	(685)
AOCI before reclassifications, net of income tax	3,111	209	(14)	3,306
Amounts reclassified from AOCI	(57)	(58)	—	(115)
Deferred income tax benefit (expense) (3)	12	12	—	24
Amounts reclassified from AOCI, net of income tax	(45)	(46)	—	(91)
Balance at December 31, 2019	3,066	163	(14)	3,215
OCI before reclassifications (2)	3,159	(52)	19	3,126
Deferred income tax benefit (expense) (3)	(663)	11	(13)	(665)
AOCI before reclassifications, net of income tax	5,562	122	(8)	5,676
Amounts reclassified from AOCI	(305)	(18)	—	(323)
Deferred income tax benefit (expense) (3)	64	4	—	68
Amounts reclassified from AOCI, net of income tax	(241)	(14)	—	(255)
Balance at December 31, 2020	5,321	108	(8)	5,421
OCI before reclassifications	(2,090)	170	1	(1,919)
Deferred income tax benefit (expense) (3)	438	(36)	—	402
AOCI before reclassifications, net of income tax	3,669	242	(7)	3,904
Amounts reclassified from AOCI	7	(12)	—	(5)
Deferred income tax benefit (expense) (3)	(1)	3	—	2
Amounts reclassified from AOCI, net of income tax	6	(9)	—	(3)
Balance at December 31, 2021	$3,675	$233	$(7)	$3,901

(1)  See Note 6 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI.

(2)  Includes $3 million related to the adoption of the allowance for credit losses guidance.

(3)  The effects of income taxes on amounts recorded to AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2021	2020	2019
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains(losses)	$(4)	$319	$94	Net investment gains (losses)
Net unrealized investment gains (losses)	—	—	—	Net investment income
Net unrealized investment gains (losses)	(3)	(14)	(37)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(7)	305	57
Income tax (expense) benefit	1	(64)	(12)
Net unrealized investment gains (losses), net of income tax	(6)	241	45
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	2	2	31	Net derivative gains (losses)
Interest rate swaps	3	3	2	Net investment income
Foreign currency swaps	7	13	25	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	12	18	58
Income tax (expense) benefit	(3)	(4)	(12)
Gains (losses) on cash flow hedges, net of income tax	9	14	46
Total reclassifications, net of income tax	$3	$255	$91

11. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues consisted primarily of 12b-1 fees of $264 million, $235 million and $240 million for the years ended December 31, 2021, 2020 and 2019, respectively, of which substantially all were reported in the Annuities segment.

68

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Compensation	$360	$321	$304
Contracted services and other labor costs	249	251	252
Transition services agreements	119	122	237
Establishment costs	93	194	76
Premium and other taxes, licenses and fees	47	39	43
Volume related costs, excluding compensation, net of DAC capitalization	643	591	591
Interest expense on debt	67	68	60
Other	222	258	246
Total other expenses	$1,800	$1,844	$1,809

Capitalization of DAC

See Note 4 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 9 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 14 for a discussion of related party expenses included in the table above.

12. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Current:
Federal	$5	$—	$(35)
Deferred:
Federal	(76)	(433)	(303)
Provision for income tax expense (benefit)	$(71)	$(433)	$(338)

69

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2021	2020	2019
	(Dollars in millions)
Tax provision at statutory rate	$(1)	$(365)	$(241)
Tax effect of:
Dividends received deduction	(34)	(38)	(38)
Tax credits	(15)	(24)	(29)
Change in valuation allowance	18	—	—
Return to provision	12	2	(5)
Adjustments to deferred tax	(48)	(6)	(22)
Other, net	(3)	(2)	(3)
Provision for income tax expense (benefit)	$(71)	$(433)	$(338)
Effective tax rate	1,654%	25%	30%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2021	2020
	(In millions)
Deferred income tax assets:
Net operating loss carryforwards	$1,253	$1,485
Tax credit carryforwards	150	133
Employee benefits	4	4
Intangibles	45	62
Other	5	—
Total deferred income tax assets	1,457	1,684
Less: Valuation allowance	18	—
Total net deferred income tax assets	1,439	1,684
Deferred income tax liabilities:
Net unrealized investment gains	1,039	1,443
Policyholder liabilities and receivables	429	894
DAC	688	604
Investments, including derivatives	264	200
Other	—	4
Total deferred income tax liabilities	2,420	3,145
Net deferred income tax asset (liability)	$(981)	$(1,461)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2021.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032-2037	$2,049
Indefinite	3,918
$5,967

70

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2021.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2022-2025	$—	$18
2026-2030	—	96
2031-2035	—	19
2036-2040	17	—
Indefinite	—	—
	$17	$133

The Company believes that it is more likely than not that the benefit from certain tax credit carryforwards will not be realized. Accordingly, a valuation allowance of $18 million has been established on the deferred tax assets related to the tax credit carryforwards at December 31, 2021.

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2021	2020	2019
	(In millions)
Balance at January 1,	$34	$34	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Balance at December 31,	$34	$34	$34
Unrecognized tax benefits that, if recognized would impact the effective rate	$34	$34	$34

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2021, 2020 and 2019.

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2010. Management believes it has established adequate tax liabilities, and final resolution of the audit for the years 2010 and forward is not expected to have a material impact on the Company's consolidated financial statements.

71

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal life and non-life income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under the consolidated tax return regulations and a tax sharing agreement with MetLife. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

For periods after the Separation, the Company and any directly owned life insurance and reinsurance subsidiaries (including BHNY and BRCD) entered in a tax sharing agreement to join a life consolidated federal income tax return. The non-life subsidiaries of the Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife. Among other things, the tax separation agreement governs the allocation between MetLife and the Company of the responsibility for the taxes of the MetLife group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2021, 2020 and 2019, the Company paid MetLife $73 million, $0 and $2 million, respectively, under the tax separation agreement. At December 31, 2021 and 2020, the current income tax payable included $68 million and $121 million, respectively, payable to MetLife related to this agreement.

13. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2021.

72

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2021, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. The Company intends to vigorously defend this matter.

Lawrence Martin v. Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney's fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY filed a motion to dismiss in June 2021, which was denied in February 2022. The Company intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

73

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

In the disputes where the Company's subsidiaries are acting as the reinsured or the reinsurer, such matters involve assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and in certain of such matters, the counterparty has made a request to arbitrate.

As of December 31, 2021, the Company estimates the range of reasonably possible losses in excess of the amounts accrued for certain other loss contingencies to be from zero up to approximately $250 million, which are primarily associated with the above reinsurance-related matters. For certain other matters, the Company may not currently be able to estimate the reasonably possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of such loss.

On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $719 million and $210 million at December 31, 2021 and 2020, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $2.3 billion and $1.7 billion at December 31, 2021 and 2020, respectively.

74

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $112 million, with a cumulative maximum of $118 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company's recorded liabilities were $1 million at both December 31, 2021 and 2020 for indemnities, guarantees and commitments.

14. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates and had previous arrangements with MetLife for services necessary to conduct its activities. Certain of the MetLife services have continued, however, MetLife ceased to be a related party in June 2018. See Note 11 for amounts related to continuing transition services.

The Company has related party reinsurance, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Shared Services and Overhead Allocations

Brighthouse Services currently provides the Company certain services which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $235 million, $213 million and $220 million for the years ended December 31, 2021, 2020 and 2019, respectively. Costs incurred under these arrangements were $1.0 billion, $1.1 billion and $1.1 billion for the years ended December 31, 2021, 2020 and 2019, respectively, and were recorded in other expenses.

Included in these costs were those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife. The Company incurred costs of $0, $88 million and $21 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company has been charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement has been reasonable, the allocated expenses may not have been indicative of those of a standalone entity. These establishment costs were fully allocated as of December 31, 2020.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($182) million and ($21) million at December 31, 2021 and 2020, respectively.

75

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Related Party Transactions (continued)

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $224 million, $200 million and $205 million for the years ended December 31, 2021, 2020 and 2019, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $1.0 billion, $858 million and $815 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company also had related party fee income receivables of $19 million and $18 million at December 31, 2021 and 2020, respectively.

76

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2021

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$7,188	$9,168	$9,168
State and political subdivision	3,937	4,760	4,760
Public utilities	3,577	4,119	4,119
Foreign government	1,593	1,832	1,832
All other corporate bonds	41,597	45,527	45,527
Total bonds	57,892	65,406	65,406
Mortgage-backed and asset-backed securities	19,983	20,688	20,688
Redeemable preferred stock	412	433	433
Total fixed maturity securities	78,287	86,527	86,527
Equity securities:
Non-redeemable preferred stock	70	71	71
Common stock:
Industrial, miscellaneous and all other	20	22	22
Public utilities	—	2	2
Total equity securities	90	95	95
Mortgage loans	19,787		19,787
Policy loans	869		869
Limited partnerships and LLCs	4,271		4,271
Short-term investments	662		662
Other invested assets	3,324		3,324
Total investments	$107,290		$115,535

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

77

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2021 and 2020

(In millions, except share and per share data)

	2021	2020
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $66,348 and $59,333, respectively; allowance for credit losses of $10 and $2, respectively)	$73,232	$69,350
Equity securities, at estimated fair value	85	112
Mortgage loans (net of allowance for credit losses of $120 and $92, respectively)	18,977	15,079
Policy loans	869	884
Limited partnerships and limited liability companies	4,271	2,809
Short-term investments, principally at estimated fair value	649	1,670
Investment in subsidiaries	5,127	6,303
Other invested assets, principally at estimated fair value	2,855	3,360
Total investments	106,065	99,567
Cash and cash equivalents	3,309	3,384
Accrued investment income	588	573
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $10, respectively)	15,080	15,172
Receivable from subsidiaries	11,422	10,884
Deferred policy acquisition costs and value of business acquired	4,405	3,934
Deferred income tax receivable	1,385	1,103
Other assets	354	361
Separate account assets	101,076	99,021
Total assets	$243,684	$233,999
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$42,081	$43,074
Policyholder account balances	62,187	51,272
Other policy-related balances	3,764	3,658
Payables for collateral under securities loaned and other transactions	5,922	5,101
Long-term debt	812	812
Current income tax payable	11	96
Other liabilities	11,735	12,865
Separate account liabilities	101,076	99,021
Total liabilities	227,588	215,899
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,773	18,323
Retained earnings (deficit)	(5,653)	(5,719)
Accumulated other comprehensive income (loss)	3,901	5,421
Total stockholder's equity	16,096	18,100
Total liabilities and stockholder's equity	$243,684	$233,999

See accompanying notes to the condensed financial information.

78

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Condensed Statements of Operations
Revenues
Premiums	$461	$428	$452
Universal life and investment-type product policy fees	2,592	2,440	2,559
Net investment income	4,340	3,111	3,086
Other revenues	391	398	341
Net investment gains (losses)	12	296	88
Net derivative gains (losses)	(1,806)	(1,594)	(2,928)
Total revenues	5,990	5,079	3,598
Expenses
Policyholder benefits and claims	2,131	3,087	2,623
Interest credited to policyholder account balances	1,122	912	869
Amortization of deferred policy acquisition costs and value of business acquired	66	626	337
Other expenses	2,733	2,102	1,920
Total expenses	6,052	6,727	5,749
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	(62)	(1,648)	(2,151)
Provision for income tax expense (benefit)	(78)	(410)	(534)
Income (loss) before equity in earnings (losses) of subsidiaries	16	(1,238)	(1,617)
Equity in earnings (losses) of subsidiaries	50	(68)	808
Net income (loss) attributable to Brighthouse Life Insurance Company	$66	$(1,306)	$(809)
Comprehensive income (loss)	$(1,454)	$900	$1,688

See accompanying notes to the condensed financial information.

79

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2021, 2020 and 2019

(In millions)

	2021	2020	2019
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$1,368	$815	$2,160
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	11,647	7,591	12,009
Equity securities	107	66	57
Mortgage loans	2,814	1,869	1,434
Limited partnerships and limited liability companies	271	177	302
Purchases of:
Fixed maturity securities	(18,942)	(12,517)	(14,179)
Equity securities	(8)	(17)	(22)
Mortgage loans	(6,680)	(1,993)	(3,337)
Limited partnerships and limited liability companies	(837)	(581)	(463)
Cash received in connection with freestanding derivatives	3,489	6,035	1,933
Cash paid in connection with freestanding derivatives	(4,471)	(4,284)	(2,597)
Receipts on loans to affiliate	—	100	—
Issuances of loans to affiliate	—	(100)	—
Returns of capital and dividends from subsidiaries	24	16	54
Capital contributions to subsidiaries	—	—	(75)
Net change in policy loans	15	(9)	126
Net change in short-term investments	1,021	(223)	(1,418)
Net change in other invested assets	(33)	22	23
Net cash provided by (used in) investing activities	(11,583)	(3,848)	(6,153)
Cash flows from financing activities
Policyholder account balances:
Deposits	14,203	8,568	6,117
Withdrawals	(3,966)	(3,029)	(2,503)
Net change in payables for collateral under securities loaned and other transactions	821	812	(735)
Long-term and short-term debt issued	—	—	412
Dividends paid to parent	(550)	(1,250)	—
Financing element on certain derivative instruments and other derivative related	(368)	(957)	(203)
Other, net	—	—	(7)
Net cash provided by (used in) financing activities	10,140	4,144	3,081
Change in cash, cash equivalents and restricted cash	(75)	1,111	(912)
Cash, cash equivalents and restricted cash, beginning of year	3,384	2,273	3,185
Cash, cash equivalents and restricted cash, end of year	$3,309	$3,384	$2,273
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$28
Income tax	$45	$(32)	$—
Non-cash transactions:
Transfer of fixed maturity securities from affiliate	$240	$417	$—
Transfer of fixed maturity securities to affiliate	$722	$280	$—

See accompanying notes to the condensed financial information.

80

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2019, Brighthouse Life Insurance Company paid a cash capital contribution of $75 million to BHNY. See Note 10 for information regarding dividends paid by BHNY and BRCD to Brighthouse Life Insurance Company.

81

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2021 and 2020

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2021
Annuities	$4,237	$10,258	$50,815	$—	$81
Life	515	5,945	2,404	10	133
Run-off	4	23,031	7,207	—	213
Corporate & Other	95	7,508	5,769	5	—
Total	$4,851	$46,742	$66,195	$15	$427
2020
Annuities	$3,715	$10,276	$43,909	$—	$84
Life	531	5,938	2,397	10	80
Run-off	5	23,558	7,639	—	184
Corporate & Other	106	7,608	1	5	—
Total	$4,357	$47,380	$53,946	$15	$348

(1)  Amounts are included within the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

82

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2021, 2020 and 2019

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2021
Annuities	$2,335	$2,196	$1,646	$86	$1,087
Life	640	617	654	8	160
Run-off	619	1,900	2,108	—	191
Corporate & Other	79	102	91	11	362
Total	$3,673	$4,815	$4,499	$105	$1,800
2020
Annuities	$2,179	$1,800	$2,438	$627	$1,043
Life	671	402	831	78	150
Run-off	642	1,264	3,421	—	185
Corporate & Other	83	62	60	(9)	466
Total	$3,575	$3,528	$6,750	$696	$1,844
2019
Annuities	$2,291	$1,786	$1,429	$328	$1,125
Life	728	374	646	53	177
Run-off	720	1,273	2,436	—	200
Corporate & Other	90	53	58	14	307
Total	$3,829	$3,486	$4,569	$395	$1,809

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

83

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2021, 2020 and 2019

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2021
Life insurance in-force	$494,317	$145,618	$8,966	$357,665	2.5%
Insurance premium
Life insurance (1)	$1,193	$500	$(10)	$683	(1.5)%
Accident & health insurance	205	201	—	4	0.0%
Total insurance premium	$1,398	$701	$(10)	$687	(1.5)%
2020
Life insurance in-force	$509,456	$156,361	$8,965	$362,060	2.5%
Insurance premium
Life insurance (1)	$1,251	$532	$12	$731	1.6%
Accident & health insurance	215	210	—	5	0.0%
Total insurance premium	$1,466	$742	$12	$736	1.6%
2019
Life insurance in-force	$534,106	$167,676	$8,884	$375,314	2.4%
Insurance premium
Life insurance (1)	$1,375	$548	$15	$842	1.8%
Accident & health insurance	222	217	—	5	0.0%
Total insurance premium	$1,597	$765	$15	$847	1.8%

(1)  Includes annuities with life contingencies.

For the years ended December 31, 2021, 2020 and 2019, reinsurance assumed included related party transactions for life insurance in-force of $1.6 billion, $1.7 billion and $1.7 billion, respectively, and life insurance premiums of $2 million, $2 million and $5 million, respectively. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2021, 2020 and 2019.

84